Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment No. 3 to Credit Agreement, dated as of May 1, 2020 (this “Amendment”) is among Colfax Corporation, a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined herein having the definitions provided therefor in the Credit Agreement referenced below.

WHEREAS, the Borrower, the other Loan Parties party thereto, the financial institutions from time to time party thereto as Lenders, and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 17, 2018 (as amended on September 25, 2019 and on December 6, 2019 and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:
1.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement (including to the extent included in Annex A hereto, each Schedule or Exhibit to the Credit Agreement) is hereby amended to delete the stricken text (indicated by ~~struck through text~~) and to add the double-underlined text (indicated textually by double-underlined text), as set forth in Annex A hereto.
2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:
(a)    the Administrative Agent shall have received counterparts to this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and counterparts to the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors; and
(b)    the Borrower shall have paid all fees due and payable to the Lenders and all of the Administrative Agent’s and its Affiliates’ fees and expenses (including reasonable fees and expenses of counsel for the Administrative Agent), in each case in connection with this Amendment and the other Loan Documents.
3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law).

US-DOCS\115390678.3

(b)    As of the date hereof, after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect is true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect is true and correct in all respects) as of such earlier date.
4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    Except as amended hereby, each Loan Document (including, without limitation, the Security Agreements) and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.
5.    Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and governed by the laws of the State of New York.
6.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
7.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
8.    Waiver of Jury Trial; Jurisdiction. Each of the parties hereto agrees that Sections 9.09(c) and 9.10 of the Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.

2

[Signature Pages Follow]

3

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

COLFAX CORPORATION,
as the Borrower

By: /s/    Christopher M. Hix________
Name:    Christopher M. Hix
Title:    Executive Vice President and CFO

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By: /s/    Joon Hur_____________
Name:    Joon Hur
Title:    Executive Director

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

CITIZENS BANK, N.A., as a Lender

By: /s/    William J. O’ Meara___________
Name:    William J. O’ Meara
Title:    Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

BNP PARIBAS, as a Lender

By: /s/    Kirk Hoffman__________
Name:    Kirk Hoffman
Title:    Managing Director

By: /s/    Monica Tilani_________
Name:    Monica Tilani
Title:    Vice President

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/    Andrew M. Horn_________
Name:    Andrew M. Horn
Title:    Director

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

BANK OF AMERICA, N.A., as a Lender

By: /s/    Stephen J. D’ Elia________
Name:    Stephen J. D’ Elia
Title:    Vice President

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

TD BANK, N.A., as a Lender

By: /s/    Des Brennan_________
Name:    Des Brennan
Title:    Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

WELLS FARGO BANK, N.A., as a Lender

By: /s/    Richard T. Zell________
Name:    Richard T. Zell
Title:    Director

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

THE BANK OF NOVA SCOTIA as a Lender

By: /s/    Frans Braniotis________
Name:    Frans Braniotis
Title:    Managing Director & Head

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

SUMITOMO MITSUI BANKING CORP., as a Lender

By: /s/    Jun Ashley________
Name:    Jun Ashley
Title:    Director

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

BANK OF MONTREAL, as a Lender

By: /s/    Andrew Berryman_______
Name:    Andrew Berryman
Title:    Vice President

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

ROYAL BANK OF CANADA, as a Lender

By: /s/    Diana Lee_________
Name:    Diana Lee
Title:    Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

UNICREDIT BANK AG, NEW YORK BRANCH,
as a Lender

By: /s/    Ken Hamilton_________
Name:    Ken Hamilton
Title:    Managing Director

By: /s/    Peter Daugavietis_______
Name:    Peter Daugavietis
Title:    Associate Director

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

BARCLAYS BANK PLC, as a Lender

By: /s/    Craig Malloy________
Name:    Craig Malloy
Title:    Director

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

GOLDMAN SACHS BANK USA, as a Lender

By: /s/    Jamie Minieri_________
Name:    Jamie Minieri
Title:    Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/    Vipul Dhadda_________
Name:    Vipul Dhadda
Title:    Authorized Signatory

By: /s/    Emerson Almedia_________
Name:    Emerson Almedia
Title:    Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

U.S. BANK, as a Lender

By: /s/    Steven L Sawyer________
Name:    Steven L Sawyer
Title:    Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/    Suzannah Valdivia_______
Name:    Suzannah Valdivia
Title:    Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/    David Notaro________
Name:    David Notaro
Title:    Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/    Will Batchelor________
Name:    Will Batchelor
Title:    Vice President

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

Morgan Stanley Bank, N.A., as a Lender

By: /s/    Jake Dowden________
Name:    Jake Dowden
Title:    Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

ATLANTIC UNION BANK, as a Lender

By: /s/    Charlie Vaughters________
Name:    Charlie Vaughters
Title:    Director – Corporate Banking

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

UBS AG, STAMFORD BRANCH
___________________, as a Lender

By: /s/    Darlene Arias_______
Name:    Darlene Arias
Title:    Director

By: /s/    Anthony Joseph______
Name:    Anthony Joseph
Title:    Associate Director

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

AJ BB Loan Fund 2018, as a Lender

By:	Apollo Capital Management, L.P, its investment manager

By:	Apollo Capital Management GP, LLC, its general partner

By: /s/    Lacary Sharpe_______
Name:    Lacary Sharpe
Title:    Vice President

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

Eastern Bank, as a Lender

By: /s/    David Nussbaum_______
Name:    David Nussbaum
Title:    Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

BANCO DE SABADELL, S.A., MIAMI BRANCH,
as a Lender

By: /s/    Ignacio Alcaraz_______
Name:    Ignacio Alcaraz
Title:    Head of Structured Finance Americas

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

BANCO DE CREDITO E INVERSIONES, SA – MIAMI BRANCH, as a Lender

By: /s/    Juan Segundo_______
Name:    Juan Segundo
Title:    MSVP, Head of US Corporate Banking

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

MIZUHO BANK, LTD., as a Lender

By: /s/    Douglas Glickman_______
Name:    Douglas Glickman
Title:    Managing Director

Signature Page to Amendment No. 3 to Credit Agreement
Colfax Corporation

CONSENT AND REAFFIRMATION
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Credit Agreement, by and among Colfax Corporation, a Delaware corporation (the “Borrower”), each of the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), which Amendment No. 3 is dated as of May 1, 2020 and amends the Credit Agreement dated as of December 17, 2018 (as amended on September 25, 2019 and December 6, 2019 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among, amongst others, the Borrower, the Lenders party thereto and the Administrative Agent. Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty set forth in Article X of the Credit Agreement and acknowledges and agrees that the Guaranty remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

Dated May 1, 2020

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.
SUBSIDIARY GUARANTORS:

ALCOTEC WIRE CORPORATION,
ALLOY RODS GLOBAL, INC.,
ANDERSON GROUP INC.,
ARC MACHINES INC.,
COLFAX FLUID HANDLING LLC,
DJO CONSUMER, LLC,
DJO GLOBAL, INC.,
DJO HOLDINGS LLC,
DJO FINANCE, LLC,
ELASTIC THERAPY, LLC,
EMPI, INC.,
EMSA HOLDINGS, INC.,
ENCORE MEDICAL GP, LLC,
ENCORE MEDICAL PARTNERS, LLC,
SHAWEBONE HOLDINGS INC.,
STOODY COMPANY,
THE ESAB GROUP, INC.,
VICTOR EQUIPMENT COMPANY,
VICTOR TECHNOLOGIES GROUP, INC.,
VICTOR TECHNOLOGIES HOLDINGS, INC.,
VICTOR TECHNOLOGIES INTERNATIONAL, INC.

By: /s/    Christopher M. Hix______
Name:    Christopher M. Hix
Title:    President and Treasurer

DJO, LLC,
SURGI-CARE, INC.

By: /s/    Christopher M. Hix______
Name:    Christopher M. Hix
Title:    Vice President

ENCORE MEDICAL, L.P.
By:    Encore Medical GP, LLC, its general partner

Signature Page to Consent and Reaffirmation

By: /s/    Christopher M. Hix______
Name:    Christopher M. Hix
Title:    President and Treasurer

Signature Page to Consent and Reaffirmation

Annex A
Amended Credit Agreement

[see attached]

Annex A

CREDIT AGREEMENT

dated as of

December 17, 2018

as amended through ~~December 6~~May 1, ~~2019~~2020
among
COLFAX CORPORATION

The Other Loan Parties Party Hereto

The Lenders Party Hereto

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

CITIZENS BANK, N.A.
as Syndication Agent

CREDIT SUISSE LOAN FUNDING LLC, BNP PARIBAS, BARCLAYS BANK PLC, HSBC BANK USA, NATIONAL ASSOCIATION, GOLDMAN SACHS BANK USA, CITIBANK N.A., TD BANK, N.A., THE BANK OF NOVA SCOTIA, MUFG BANK, LTD., BANK OF MONTREAL, RBC CAPITAL MARKETS, SUMITOMO MITSUI BANKING CORPORATION, BANK OF AMERICA, N.A., UNICREDIT BANK AG, NEW YORK BRANCH AND WELLS FARGO BANK, NATIONAL ASSOCIATION
as Co-Documentation Agents

JPMORGAN CHASE BANK, N.A., CREDIT SUISSE LOAN FUNDING LLC, CITIZENS BANK, N.A., BNP PARIBAS SECURITIES CORP., BARCLAYS BANK PLC, HSBC BANK USA, NATIONAL ASSOCIATION, GOLDMAN SACHS BANK USA, CITIBANK N.A. and BOFA SECURITIES, INC.
as Joint Bookrunners and Joint Lead Arrangers

US-DOCS\~~111632635.6~~115390656.9

			Page
ARTICLE I Definitions			1
SECTION 1.01.	Defined Terms		1
SECTION 1.02.	Classification of Loans and Borrowings	~~40~~	46
SECTION 1.03.	Terms Generally	~~40~~	46
SECTION 1.04.	Accounting Terms; GAAP; Pro Forma Calculations	~~41~~	46
SECTION 1.05.	Interest Rates; LIBOR Notification	~~42~~	47
ARTICLE II The Credits		~~42~~	48
SECTION 2.01.	Commitments	~~42~~	48
SECTION 2.02.	Loans and Borrowings	~~43~~	49
SECTION 2.03.	Requests for Borrowings	~~44~~	49
SECTION 2.04.	Determination of Dollar Amounts	~~44~~	50
SECTION 2.05.	Swingline Loans	~~44~~	50
SECTION 2.06.	[Intentionally Omitted].	~~46~~	52
SECTION 2.07.	Funding of Borrowings	~~46~~	53
SECTION 2.08.	Interest Elections	~~47~~	53
SECTION 2.09.	Termination and Reduction of Commitments	~~48~~	55
SECTION 2.10.	Repayment and Amortization of Loans; Evidence of Debt	~~49~~	55
SECTION 2.11.	Prepayment of Loans	~~50~~	57
SECTION 2.12.	Fees	~~52~~	58
SECTION 2.13.	Interest	~~52~~	59
SECTION 2.14.	Alternate Rate of Interest	~~53~~	60
SECTION 2.15.	Increased Costs	~~55~~	62
SECTION 2.16.	Break Funding Payments	~~56~~	63
SECTION 2.17.	Taxes	~~56~~	64
SECTION 2.18.	Payments Generally; Allocations of Proceeds; Pro Rata Treatment; Sharing of Setoffs	~~60~~	67
SECTION 2.19.	Mitigation Obligations; Replacement of Lenders	~~61~~	69
SECTION 2.20.	Incremental Facilities	~~62~~	70
SECTION 2.21.	Judgment Currency	~~64~~	72
SECTION 2.22.	Defaulting Lenders	~~65~~	72
SECTION 2.23.	Extension of Maturity Date	~~66~~	74
ARTICLE III Representations and Warranties		~~68~~	76
SECTION 3.01.	Existence, Qualification and Power	~~68~~	77
SECTION 3.02.	Authorization; No Contravention	~~69~~	77
SECTION 3.03.	Governmental Authorization; Other Consents	~~69~~	77
SECTION 3.04.	Binding Effect	~~69~~	77
SECTION 3.05.	Litigation	~~69~~	78
SECTION 3.06.	Financial Statements; No Material Adverse Effect	~~69~~	78
SECTION 3.07.	Disclosure	~~70~~	78

(continued)
Page

			Page
SECTION 3.08.	Margin Regulations	~~70~~	78
SECTION 3.09.	Investment Company Act	~~70~~	78
SECTION 3.10.	Solvency	~~70~~	79
SECTION 3.11.	ERISA Compliance	~~70~~	79
SECTION 3.12.	Environmental Compliance	~~71~~	79
SECTION 3.13.	Taxes	~~71~~	79
SECTION 3.14.	Use of Proceeds	~~71~~	80
SECTION 3.15.	Anti-Corruption Laws; Anti-Terrorism Laws; OFAC	~~71~~	80
SECTION 3.16.	Security Interest in Collateral		81
SECTION 3.17.	Affected Financial Institutions		81
ARTICLE IV Conditions		~~72~~	81
SECTION 4.01.	Effective Date	~~72~~	81
SECTION 4.02.	Trigger Date	~~73~~	82
SECTION 4.03.	Each Borrowing	~~75~~	85
ARTICLE V Affirmative Covenants		~~76~~	85
SECTION 5.01.	Compliance with Laws	~~76~~	86
SECTION 5.02.	Payment of Obligations	~~76~~	86
SECTION 5.03.	Compliance with Environmental Laws	~~76~~	86
SECTION 5.04.	Maintenance of Insurance	~~76~~	86
SECTION 5.05.	Preservation of Existence, Etc	~~77~~	87
SECTION 5.06.	Inspection Rights	~~77~~	87
SECTION 5.07.	Books and Records	~~77~~	87
SECTION 5.08.	Maintenance of Properties	~~77~~	87
SECTION 5.09.	Transactions with Affiliates	~~77~~	88
SECTION 5.10.	Covenant to Guarantee Obligations ~~77~~ and Provide Security	~~77~~	88
SECTION 5.11.	Use of Proceeds	~~78~~	89
SECTION 5.12.	Reporting Requirements	~~78~~	89
SECTION 5.13.	Financial Covenants	~~79~~	91
ARTICLE VI Negative Covenants		~~80~~	93
SECTION 6.01.	Liens	~~80~~	93
SECTION 6.02.	Debt	~~81~~	94
SECTION 6.03.	Change in Nature of Business	~~82~~	95
SECTION 6.04.	Fundamental Changes	~~82~~	95
SECTION 6.05.	Dispositions	~~82~~	96
SECTION 6.06.	Investments	~~83~~	97
SECTION 6.07.	Restricted Payments	~~84~~	98
SECTION 6.08.	Accounting Changes	~~86~~	100
SECTION 6.09.	Speculative Transactions	~~86~~	100
SECTION 6.10.	Anti-Corruption; Sanctions Laws and Regulations	~~86~~	100
SECTION 6.11.	Material TEU Amendments	~~87~~	101
ARTICLE VII Events of Default		~~87~~	101

(continued)
Page

			Page
SECTION 7.01.	Events of Default	~~87~~	102
SECTION 7.02.	Remedies Upon an Event of Default	~~89~~	104
SECTION 7.03.	Application of Payments		105
ARTICLE VIII The Administrative Agent		~~90~~	106
SECTION 8.01.	Authorization and Action	~~90~~	106
SECTION 8.02.	Administrative Agent’s Reliance, Indemnification, Etc	~~92~~	109
SECTION 8.03.	Posting of Communications	~~93~~	111
SECTION 8.04.	The Administrative Agent Individually	~~94~~	112
SECTION 8.05.	Successor Administrative Agent	~~95~~	112
SECTION 8.06.	Acknowledgements of Lenders	~~95~~	113
SECTION 8.07.	Collateral Matters		114
SECTION 8.08.	Credit Bidding		115
SECTION ~~8.07~~8.09.	Certain ERISA Matters	~~96~~	116
ARTICLE IX Miscellaneous		~~97~~	118
SECTION 9.01.	Notices	~~97~~	118
SECTION 9.02.	Waivers; Amendments	~~98~~	119
SECTION 9.03.	Expenses; Indemnity; Damage Waiver	~~101~~	121
SECTION 9.04.	Successors and Assigns	~~102~~	123
SECTION 9.05.	Survival	~~105~~	127
SECTION 9.06.	Counterparts; Integration; Effectiveness; Electronic Execution	~~106~~	127
SECTION 9.07.	Severability	~~106~~	128
SECTION 9.08.	Right of Setoff	~~106~~	128
SECTION 9.09.	Governing Law; Jurisdiction; Consent to Service of Process	~~107~~	128
SECTION 9.10.	WAIVER OF JURY TRIAL	~~107~~	129
SECTION 9.11.	Headings	~~108~~	129
SECTION 9.12.	Confidentiality	~~108~~	130
SECTION 9.13.	USA PATRIOT Act	~~109~~	131
SECTION 9.14.	Release of Subsidiary Guarantors and Collateral	~~109~~	131
SECTION 9.15.	~~[Intentionally Omitted.] 109~~Appointment for Perfection		132
SECTION 9.16.	Interest Rate Limitation	~~109~~	132
SECTION 9.17.	No Fiduciary Duty, etc.	~~110~~	132
SECTION 9.18.	Acknowledgement and Consent to Bail-In of ~~EEA~~Affected Financial Institutions	~~110~~	133
SECTION 9.19.	Acknowledgement Regarding Any Supported QFCs	~~110~~	133
ARTICLE X Guaranty		~~111~~	134
SECTION 10.01.	Guaranty, Limitation of Liability.	~~111~~	134
SECTION 10.02.	Guaranty Absolute.	~~112~~	135
SECTION 10.03.	Waivers and Acknowledgments.	~~113~~	136
SECTION 10.04.	Subrogation.	~~114~~	137
SECTION 10.05.	Guaranty Supplements.	~~114~~	138

(continued)
Page

			Page
SECTION 10.06.	Subordination.	~~115~~	138
SECTION 10.07.	Continuing Guaranty; Assignments	~~115~~	139
SECTION 10.08.	Guaranty Fallaway Provision.	~~115~~	139
SECTION 10.09.	Keepwell	~~116~~	0

(continued)
Page

SCHEDULES:

Schedule 2.01 – Commitments Schedule 5.10 – Specified Sale Process

EXHIBITS:
Exhibit A – Form of Assignment and Assumption
Exhibit B – List of Closing Documents
Exhibit C – Form of Solvency Certificate
Exhibit D-1 – Form of U.S. Tax Certificate (Foreign Lenders That Are Not Partnerships)
Exhibit D-2 – Form of U.S. Tax Certificate (Foreign Participants That Are Not Partnerships)
Exhibit D-3 – Form of U.S. Tax Certificate (Foreign Participants That Are Partnerships)
Exhibit D-4 – Form of U.S. Tax Certificate (Foreign Lenders That Are Partnerships)
Exhibit E-1 – Form of Borrowing Request
Exhibit E-2 – Form of Interest Election Request
Exhibit F – Form of Guaranty Supplement Exhibit G – Form of Compliance Certificate

v

(continued)
Page

CREDIT AGREEMENT (this “Agreement”) dated as of December 17, 2018 among COLFAX CORPORATION, the other LOAN PARTIES from time to time party hereto, the LENDERS from time to time party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, CITIZENS BANK, N.A., as Syndication Agent and CREDIT SUISSE LOAN FUNDING LLC, BNP PARIBAS, BARCLAYS BANK PLC, HSBC BANK USA, NATIONAL ASSOCIATION, GOLDMAN SACHS BANK USA, CITIBANK N.A., TD BANK, N.A., THE BANK OF NOVA SCOTIA, MUFG BANK, LTD., BANK OF MONTREAL, RBC CAPITAL MARKETS (a brand name for the capital markets activities of Royal Bank of Canada and its affiliates), SUMITOMO MITSUI BANKING CORPORATION, BANK OF AMERICA, N.A., UNICREDIT BANK AG, NEW YORK BRANCH and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents.
The parties hereto agree as follows:
ARTICLE I

Definitions

SECTION 1.01.    Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
“ABR” when used in reference to any Loan or Borrowing, refers to such Loan, or the Loans comprising such Borrowing, bearing interest at a rate determined by reference to the Alternate Base Rate.
“Additional Commitment Lender” has the meaning assigned to it in Section 2.23(d).
“Additional Guarantor” has the meaning assigned to it in Section 10.05(b).
“Additional Lender” has the meaning assigned to such term in Section 2.20(c).
“Adjusted LIBO Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.
“Administrative Agent” means JPMorgan Chase Bank, N.A. (including its branches and affiliates), in its capacity as administrative agent for the Lenders hereunder.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) of a Person means the possession, direct or indirect, of the power to vote 10% or

(continued)
Page

more of the Voting Interests of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.
“Agreed Currencies” means (i) Dollars, (ii) euro, (iii) Pounds Sterling and (iv) any other currency (x) that is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars, (y) for which a LIBO Screen Rate is available in the Administrative Agent’s determination and (z) that is agreed to by the Administrative Agent and each of the Revolving Lenders.
“Agreement” has the meaning assigned to such term in the introductory paragraph.
“Agreement Value” means, for each Hedge Agreement, on any date of determination, an amount determined by the Administrative Agent equal to the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Loan Party or Subsidiary of a Loan Party party to such Hedge Agreement determined by the Administrative Agent as the amount, if any, by which (a) the present value of the future cash flows (determined in accordance with the Master Agreement (Multicurrency Cross Border) published by the International Swap and Derivatives Association, Inc. with respect to such Hedge Agreement) to be paid by such Loan Party or Subsidiary exceeds (b) the present value of the future cash flows (as so determined) to be received by such Loan Party or Subsidiary pursuant to such Hedge Agreement.
“Aggregate Revolving Commitment” means the aggregate of the Revolving Commitments of all of the Revolving Lenders, as reduced or increased from time to time pursuant to the terms and conditions hereof.
“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period in Dollars on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that for the purpose of this definition, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until any amendment has become effective pursuant to Section 2.14(c)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement.
“Alternative Rate” has the meaning assigned to such term in Section 2.14(a).
“Amendment No. 1 Effective Date” means September 25, 2019.
“Amendment No. 2 Effective Date” means December 6, 2019.
“Amendment No. 3 Effective Date” means May 1, 2020.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption,

(continued)
Page

including but not limited to, the United Kingdom Bribery Act 2010 and the U.S. Foreign Corrupt Practices Act of 1977.
“Applicable Maturity Date” has the meaning assigned to it in Section 2.23(a).
“Applicable Party” has the meaning assigned to it in Section 8.03(c).
“Applicable Percentage” means, with respect to any Lender, (a) with respect to Revolving Loans or Swingline Loans, the percentage equal to a fraction the numerator of which is such Lender’s Revolving Commitment and the denominator of which is the aggregate Revolving Commitments of all Revolving Lenders (if the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments) and (b) with respect to the Term A-1 Loans, a percentage equal to a fraction the numerator of which is such Lender’s outstanding principal amount of the Term A-1 Loans and the denominator of which is the aggregate outstanding principal amount of the Term A-1 Loans of all Term A-1 Lenders; provided that in the case of each of the foregoing clauses (a) and (b), in the case of Section 2.22 when a Defaulting Lender shall exist, any such Defaulting Lender’s Revolving Commitment and/or outstanding Term A-1 Loans shall be disregarded in the calculation.
“Applicable Pledge Percentage” means (a) in the case of a pledge by the Borrower or any Loan Party of its voting Equity Interests in a First Tier Foreign Subsidiary or a CFC Holding Company, 65%, and (b) in all other cases, 100%.
“Applicable Rate” means, for any day, with respect to any Eurocurrency Loan, any ABR Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Eurocurrency Spread”, “ABR Spread” or “Commitment Fee Rate”, as the case may be:

Pricing Level	Total Leverage Ratio:	Applicable Rating S&P/Moody’s	Eurocurrency Spread	ABR Spread	Commitment Fee Rate
1	≤ 2.50 to 1.00	BBB-/Baa3 or better	1.25%	0.25%	0.15%
2	> 2.50 to 1.00 but ≤ 3.75 to 1.00	BB+/Ba1	1.50%	0.50%	0.25%
3	> 3.75 to 1.00 but ≤ 4.00 to 1.00	BB/Ba2	1.75%	0.75%	0.35%
4	> 4.00 to 1.00 but ≤ 4.50 to 1.00	BB-/Ba3 or lower	2.00%	1.00%	0.45%
5	> 4.50 to 1.00		2.50%	1.50%	0.50%

For purposes of this definition, until the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 5.12(c) for the Borrower’s first fiscal quarter ending after the Amendment No. ~~2~~3 Effective Date, the Applicable Rate will be based on Pricing Level 2 in respect of the table above. Thereafter, the Applicable Rate will be based on the Pricing Level, as

(continued)
Page

determined by reference to either (x) the Total Leverage Ratio (as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 5.12(b) or 5.12(c)) or (y) a public corporate family rating from S&P or Moody’s (the “Applicable Rating”, for the purposes of this definition, being the higher of the two corporate family ratings, in the case of a differential of not more than one level between such ratings, or the rating one level below the higher of such two ratings, in the case of a differential of two levels or more). If the differential between the Pricing Levels by reference to the Total Leverage Ratio and Applicable Rating is not more than one level, the lower Pricing Level shall apply, and if the differential between the Pricing Levels by reference to the Total Leverage Ratio and Applicable Rating is two or more levels, the Pricing Level which is one level higher than the Pricing Level which would result in the lower Applicable Rate shall apply provided that if the Total Leverage Ratio is greater than 4.50 to 1.00, the Applicable Rate will be based on Pricing Level 5 regardless of the Applicable Rating. If S&P and/or Moody’s shall not have a public corporate family rating in effect for the Borrower, the Pricing Level shall be determined solely by reference to the Total Leverage Ratio.
Any increase or decrease in the Applicable Rate resulting from (i) a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 5.12(b) or 5.12(c), as applicable, or (ii) a publicly announced change in the Applicable Ratings Level shall become effective on the date of the public announcement thereof through the date immediately preceding the effective date of the next such change; provided, however, that (i) if a Compliance Certificate is not delivered when due in accordance with such Section 5.12, then Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered and (ii) Pricing Level 5 shall apply at all times during which an Event of Default exists.
“Approved Electronic Platform” has the meaning assigned to such term in Section 8.03(a).
“Approved Fund” has the meaning assigned to such term in Section 9.04(b).
“Arranger” means each of JPMorgan Chase Bank, N.A., Credit Suisse Loan Funding LLC, Citizens Bank, N.A., BNP Paribas Securities Corp., Barclays Bank plc, HSBC Bank USA, National Association, Goldman Sachs Bank USA, Citibank N.A. and BofA Securities, Inc. in its capacity as a joint lead arranger hereunder.
“Asset Sale Prepayment Period” has the meaning assigned to such term in Section 2.11(c).
“Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent.
“Audited Financial Statements” means the audited Consolidated balance sheet of the Borrower and its Subsidiaries for the Fiscal Year ended December 31, 2017 and the related Consolidated statements of income or operations, shareholders’ equity and cash flows for such Fiscal Year of the Borrower and its Subsidiaries, including the notes thereto.

(continued)
Page

“Available Revolving Commitment” means, at any time with respect to any Lender, the Revolving Commitment of such Lender then in effect minus the Revolving Credit Exposure of such Lender at such time; it being understood and agreed that any Lender’s Swingline Exposure shall not be deemed to be a component of the Revolving Credit Exposure for purposes of calculating the commitment fee under Section 2.12(a).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable ~~EEA~~ Resolution Authority in respect of any liability of an ~~EEA~~Affected Financial Institution.
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule~~.~~ and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank Guarantee” means a guarantee issued by a bank or other financial institution, for the account of the Borrower or any of its Subsidiaries, to support obligations of such Person incurred in the ordinary course of such Person’s business.
“Banking Services” means each and any of the following bank services provided to the Borrower or any Subsidiary by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, commercial credit cards and purchasing cards), (b) stored value cards, (c) merchant processing services and (d) treasury management services (including, without limitation, controlled disbursement, zero balance arrangements, cash sweeps, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts, interstate depository network services and cash pooling services).
“Banking Services Agreement” means any agreement entered into by the Borrower or any Subsidiary in connection with Banking Services.
“Banking Services Obligations” means any and all obligations of the Borrower or any Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.
“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof,

(continued)
Page

provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may, in the case of Dollars, be a SOFR-Based Rate) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBO Rate for syndicated credit facilities denominated in the applicable Agreed Currency and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement; provided further that any such Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its sole discretion.
“Benchmark Replacement Adjustment” means the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time (for the avoidance of doubt, such Benchmark Replacement Adjustment shall not be in the form of a reduction to the Applicable Rate).
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark

(continued)
Page

Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBO Rate:
(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the LIBO Screen Rate permanently or indefinitely ceases to provide the LIBO Screen Rate; or
(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBO Rate:
(1) a public statement or publication of information by or on behalf of the administrator of the LIBO Screen Rate announcing that such administrator has ceased or will cease to provide the LIBO Screen Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Screen Rate;
(2) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Screen Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the LIBO Screen Rate, a resolution authority with jurisdiction over the administrator for the LIBO Screen Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBO Screen Rate, in each case which states that the administrator of the LIBO Screen Rate has ceased or will cease to provide the LIBO Screen Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Screen Rate; and/or
(3) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Screen Rate announcing that the LIBO Screen Rate is no longer representative.
“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an

(continued)
Page

Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.
“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate and solely to the extent that the LIBO Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder pursuant to Section 2.14.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Board” means the Board of Governors of the Federal Reserve System of the United States of America.
“Bookrunner” means each of JPMorgan Chase Bank, N.A., Credit Suisse Loan Funding LLC, Citizens Bank, N.A., BNP Paribas Securities Corp., Barclays Bank plc, HSBC Bank USA, National Association, Goldman Sachs Bank USA and Citibank N.A. in its capacity as joint bookrunner for the credit facilities evidenced by this Agreement.
“Borrower” means Colfax Corporation, a Delaware corporation.
“Borrower Materials” means, collectively, all materials and/or information provided by or on behalf of the Borrower hereunder.
“Borrowing” means (a) Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect, (b) a Term Loan of the same Type and Class, made, converted or continued on the same date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect or (c) a Swingline Loan.
“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03, which shall be substantially in the form attached hereto as Exhibit E-1 or any other form approved by the Administrative Agent.

(continued)
Page

“Bridge Facility” has the meaning assigned to such term in Section 4.02(c).
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurocurrency Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in the relevant Agreed Currency in the London interbank market or the principal financial center of such Agreed Currency (and, if the Borrowings which are the subject of a borrowing or rate selection are denominated in euro, the term “Business Day” shall also exclude any day on which the TARGET2 payment system is not open for the settlement of payments in euro).
“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.
“Cash Equivalents” means any of the following, to the extent owned by the Borrower or any of its Subsidiaries and having a maturity of not greater than 180 days from the date of acquisition thereof: (a) readily marketable direct obligations of the government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the federal government of the United States, (b) insured certificates of deposit of or time deposits with any commercial bank that is a Lender or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c) below, is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1,000,000,000 and time deposits (or any equivalent thereof) with a Lender or other financial institution in the United Kingdom and South Africa or other jurisdiction as approved by the Administrative Agent in its reasonable discretion, (c) commercial paper in an aggregate amount of no more than $1,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of the United States or any State thereof and rated at least “Prime 1” (or the then equivalent grade) by Moody’s or “A 1” (or the then equivalent grade) by S&P, (d) Investments, classified in accordance with GAAP as Current Assets of the Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition, or (e) in the case of any Foreign Subsidiary only, (i) direct obligations of the sovereign nation (or any agency thereof) in which such Foreign Subsidiary is organized and is conducting business or in obligations fully and unconditionally guaranteed by such sovereign nation (or any agency thereof) provided such sovereign nation or agency thereof has a rating by Moody’s and S&P equal to, or better than, the federal government of the United States or (ii) money market securities investment funds administered by reputable financial institutions in India, the portfolios of which are limited primarily to the equivalents in India of the investments of the character described in clauses (a), (b), (c), (d) and (e)(i) of this definition.
“CFC Holding Company” means any Person (a) that is not treated as a corporation for US federal income tax purposes and (b) substantially all of the assets of which consist of the stock of one or more “controlled foreign corporations” within the meaning of Section 957 of the Code or that is 100% owned (directly or indirectly) by one or more “controlled foreign corporations”.
“Change in Law” means the occurrence after the date of this Agreement or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) of (a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) compliance by any Lender (or, for purposes of Section 2.15(b), by any lending office of such Lender

(continued)
Page

or by such Lender’s holding company, if any) with any request, rule, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted, issued or implemented.
“Change of Control” means the occurrence of any of the following: (a) any Person or two or more Persons (other than the Equity Investors) acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Interests of the Borrower (or other securities convertible into such Voting Interests) representing 40% or more of the combined voting power of all Voting Interests of the Borrower, (b) during any period of up to twelve consecutive months, the majority of seats (other than vacant seats) on the board of directors of the Borrower cease to be occupied by persons who either (i) were members of the board of directors of the Borrower at the beginning of the twelve consecutive month period or (ii) were nominated for election by the board of directors of the Borrower, a majority of whom are directors at the beginning of such period or whose election or nomination for election was previously approved by a majority of such directors or (c) a “change of control”, “fundamental change”, “make-whole fundamental change” or any comparable term under and as defined in any agreement governing any Permitted Convertible Indebtedness or any Permitted TEU Purchase Contracts.
“Charges” has the meaning assigned to such term in Section 9.16.
“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Term A-1 Loans, Term A-2 Loans or Swingline Loans.
“Code” means the Internal Revenue Code of 1986, as amended.
“Co-Documentation Agent” means each of Credit Suisse Loan Funding LLC, BNP Paribas, Barclays Bank plc, HSBC Bank USA, National Association, Goldman Sachs Bank USA, Citibank N.A., TD Bank, N.A., The Bank of Nova Scotia, MUFG Bank, Ltd., Bank of Montreal, RBC Capital Markets (a brand name for the capital markets activities of Royal Bank of Canada and its affiliates), Sumitomo Mitsui Banking Corporation, Bank of America, N.A., Unicredit Bank AG, New York Branch and Wells Fargo Bank, National Association, in its capacity as co-documentation agent for the credit facilities evidenced by this Agreement.
“Collateral” means any and all property of any Loan Party, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of the Administrative Agent, on behalf of itself and the Secured Parties under or pursuant to a Collateral Document (but only so long as any such Collateral Document is then in effect), to secure the Secured Obligations, other than Excluded Assets. For purposes of clarification, any and all property owned by any Loan Party, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of the Administrative Agent, on behalf of itself and the Secured Parties shall constitute “Collateral” only during a Collateral Period. Except as provided in Section 8.07(d), Section 9.14 or in any Collateral Document, it shall not be permissible to release all or substantially all of the Collateral without the written consent of each Lender (other than a Defaulting Lender).

(continued)
Page

“Collateral Documents” means, collectively, the Security Agreement and all other agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens to secure the Secured Obligations.
“Collateral Period” means any period commencing on any Collateral Spring Date and ending on the Collateral Release Date, if any, occurring thereafter.
“Collateral Release Date” means the first date following a Collateral Spring Date on which the following conditions have been satisfied on such date: (a) the Gross Leverage Ratio has been less than or equal to 5.00 to 1.00 as of the last day of any Fiscal Quarter and (b) no Default or Event of Default shall have occurred and be continuing.
“Collateral Spring Date” means, at any time following the Amendment No. 3 Effective Date, any date on which the Gross Leverage Ratio has been greater than 5.00 to 1.00 as of the last day of any Fiscal Quarter (for which financial statements have been or are required to be delivered pursuant to Section 5.12(b) or 5.12(c)) ending after the Amendment No. 3 Effective Date.
“Collateral Requirements” has the meaning assigned to such term in Section 5.10(f).
“Commitment” means, (a) the Revolving Commitments, the Term A-1 Loan Commitments and the Term A-2 Loan Commitments and (b) with respect to each Lender, the sum of such Lender’s Revolving Commitment, Term A-1 Loan Commitment and Term A-2 Loan Commitment. The amount of each Lender’s Revolving Commitment as of the Amendment No. 2 Effective Date is set forth on Schedule 2.01, or in the Assignment and Assumption or other documentation contemplated hereby pursuant to which such Lender shall have assumed its Revolving Commitment, Term A-1 Loan Commitment and/or Term A-2 Loan Commitment pursuant to the terms hereof, as applicable.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender by means of electronic communications pursuant to Section 8.03(c), including through an Approved Electronic Platform.
“Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate (which may include compounding in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each Interest Period) being established by the Administrative Agent in accordance with:
(1) the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that:
(2) if, and to the extent that, the Administrative Agent determines that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that the Administrative

(continued)
Page

Agent determines in its reasonable discretion are substantially consistent with any evolving or then-prevailing market convention for determining compounded SOFR for U.S. dollar-denominated syndicated credit facilities at such time;
provided, further, that if the Administrative Agent decides that any such rate, methodology or convention determined in accordance with clause (1) or clause (2) is not administratively feasible for the Administrative Agent, then Compounded SOFR will be deemed unable to be determined for purposes of the definition of “Benchmark Replacement.”
    “Compliance Certificate” means a certificate substantially in the form of Exhibit G.

“Computation Date” has the meaning assigned to such term in Section 2.04.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated” means the consolidation of accounts in accordance with GAAP.
“Consolidated Gross Debt” means all items that, in accordance with GAAP, would be classified as indebtedness on a Consolidated balance sheet (for the avoidance of doubt, excluding any Debt incurred pursuant to trade payables not overdue by more than 90 days incurred in the ordinary course of business by using any purchase or credit card).
“Consolidated Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) all interest paid or payable with respect to discontinued operations, or (c) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, in each case, of or by the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period.
“Consolidated Net Income” means, for any period, the net income (or net loss) of the Borrower and its Subsidiaries (calculated on a Consolidated basis) for such period; provided that the following items shall be excluded in computing Consolidated Net Income (without duplication): (a) the net income (or loss) of any Person in which a Person or Persons other than the Borrower and its Wholly-Owned Subsidiaries has an Equity Interest or Equity Interests (i) if such Person is a Subsidiary Consolidated with the Borrower, to the extent of any such Equity Interests held by Persons other than the Borrower and its Wholly-Owned Subsidiaries in such Person and (ii) if such Person is not a Subsidiary Consolidated with the Borrower, other than to the extent of the amount of dividends or other distributions actually paid in cash by such Person, (b) except as expressly set forth in the definition of EBITDA, the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or all or substantially all of the property or assets of such Person are acquired by a Subsidiary of the Borrower and (c) the net income of any Subsidiary of the Borrower (other than the Borrower) to the extent that the declaration or payment of cash dividends or similar cash distributions by such Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary.

(continued)
Page

“Consolidated Total Assets” means, as of any date of determination, the total assets of the Borrower and its Subsidiaries, determined in accordance with GAAP, as set forth on the consolidated balance sheet of the Borrower as of such date.
“Consolidated Total Debt” means, as of any date of determination, all items that, in accordance with GAAP, would be classified as indebtedness on a Consolidated balance sheet (for the avoidance of doubt, excluding any Debt incurred pursuant to trade payables not overdue by more than 90 days incurred in the ordinary course of business by using any purchase or credit card)~~.~~ as of such date minus an amount equal to the lesser of (x) the sum of (A) 100% of the aggregate amount of unrestricted, unencumbered (other than as permitted under Section 6.01(e)) and freely transferrable cash and Cash Equivalent Investments of the Borrower and its Subsidiaries maintained in the United States as of such date and (B) 80% of the aggregate amount of unrestricted, unencumbered (other than as permitted under Section 6.01(e)) and freely transferrable cash and Cash Equivalent Investments of the Borrower and its Subsidiaries maintained outside of the United States as of such date and (y) $125,000,000.
“Contingent Obligation” means, with respect to any Person, any obligation or arrangement of such Person to guarantee or intended to guarantee any Debt or other payment obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto.
“Controlled Investment Affiliates” means as, to any Person, (a) any other Person which directly or indirectly is in control of, is controlled by, or is under common control with, such Person and is organized by such Person (or any Person controlling such Person) primarily for making equity or debt investments in one or more companies, or (b) any fund or account managed by such Person, or by the same manager or advisor as such Person or an Affiliate of such Person or such manager or advisor. Solely for the purposes of this definition “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise, and the terms “controlling” and “controlled” shall have meanings correlative thereto.

(continued)
Page

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the applicable Interest Period with respect to the LIBO Rate.
“Covered Entity” means any of the following:
(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning assigned to it in Section 9.19.
“Credit Exposure” means, as to any Lender at any time, the sum of (a) such Lender’s Revolving Credit Exposure at such time, plus (b) an amount equal to the aggregate principal amount of its Term Loans outstanding at such time.
“Credit Party” means the Administrative Agent, the Swingline Lender or any other Lender.
“Cross-Default Reference Obligation” has the meaning assigned to such term in the definition of “Permitted Convertible Indebtedness”.
“Current Assets” of any Person means all assets of such Person that would, in accordance with GAAP, be classified as current assets of a company conducting a business the same as or similar to that of such Person, after deducting adequate reserves in each case in which a reserve is proper in accordance with GAAP.
“Debt” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services, (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person as lessee under Capitalized Leases, (f) all obligations of such Person under acceptance, letter of credit or similar facilities, or in respect of any Bank Guarantee, (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person (other than, with respect to the Borrower, any obligation to satisfy the conversion by holders of (including any cash payment upon conversion), or make any required payment of any principal or premium on, or required payment of any interest with respect to, any Permitted Convertible Indebtedness, in each case, in accordance with the terms of the indenture governing such Permitted Convertible Indebtedness) or any other Person or any warrants, rights or options to acquire such Equity Interests, in each case, in cash and valued, in the case of Redeemable Preferred Interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all obligations of such Person in respect of Hedge Agreements, valued at the Agreement Value thereof, (i) all Contingent Obligations of such

(continued)
Page

Person, (j) Off Balance Sheet Obligations of such Person and (k) all indebtedness and other payment obligations referred to in clauses (a) through (j) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness or other payment obligations; provided that the following items shall not be considered Debt: (x) trade payables not overdue by more than 90 days incurred in the ordinary course of business, (y) guarantees of obligations (which guaranteed obligations do not themselves constitute Debt) and (z) any Permitted Bond Hedge Transaction, any Permitted Warrant Transaction, and any obligations thereunder. Notwithstanding the foregoing, for the avoidance of doubt, the term “Debt” shall include obligations of the Borrower in respect of any Permitted TEU Notes.
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans and participations in then outstanding Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action.
“Designated Person” means a person or entity:
(a)    listed on the “Specially Designated National and Blocked Person” list maintained by OFAC or any similar list maintained by the United States, the United Nations, the EU, any EU member state (including the United Kingdom) or any other relevant governmental entity; or
(b)    with which any Loan Party is prohibited from dealing or otherwise engaging in any transaction by any Sanctions Laws and Regulations; or

(continued)
Page

(c)    any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).
“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale and Leaseback Transaction and whether effected pursuant to a Division or otherwise) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, but excluding the granting of any Liens permitted pursuant to Section 6.01.
“Dividing Person” has the meaning assigned to it in the definition of “Division”.
“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.
“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.
“DJO” means DJO Global, Inc., a Delaware corporation.
“DJO Acquisition” means the acquisition of all of the outstanding Equity Interests of DJO by the Borrower pursuant to the DJO Merger Agreement.
“DJO Finance” means DJO Finance, LLC, a Delaware limited liability company.
“DJO Merger Agreement” means the Agreement and Plan of Merger, dated as of November 19, 2018 (together with all exhibits, schedules and disclosure letters thereto), by and among the Borrower, DJO Global, Inc., Motion Merger Sub, Inc., and solely in its capacity as the securityholder representative, Grand Slam Holdings, LLC.
“DJO Merger Agreement Representations” means such of the representations made by or on behalf of DJO in the DJO Merger Agreement as are material to the interests of the Lenders, but only to the extent that the accuracy of any such representation is a condition to the Borrower’s (or any of its Affiliates’) obligations to close the DJO Acquisition under the DJO Merger Agreement or the Borrower (or any of its Affiliates) has the right to terminate the Borrower’s (or any of its Affiliates’) obligations under the DJO Merger Agreement or decline to consummate the DJO Acquisition as a result of a breach of such representations in the DJO Merger Agreement.
“Dollar Amount” of any amount of any currency means, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in a Foreign Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with such Foreign Currency last provided (either by publication or otherwise provided to the Administrative Agent) by the applicable Thomson Reuters Corp., Refinitiv, or any successor thereto (“Reuters”) source on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Dollars with such Foreign

(continued)
Page

Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion.
“Dollars” or “$” refers to lawful money of the United States of America.
“Domestic Subsidiary” means a Subsidiary organized under the laws of a jurisdiction located in the United States of America.
“Early Opt-in Election” means the occurrence of:
(1) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that syndicated credit facilities denominated in the applicable Agreed Currency being executed at such time, or that include language similar to that contained in Section 2.14 are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate, and
(2) (i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent.
“EBITDA” means, for any period, (a) the sum, determined on a Consolidated basis for the most recently completed Measurement Period, of (i) Consolidated Net Income, and, to the extent reflected in the calculation of such net income (or net loss), (ii) net interest expense, (iii) income tax expense, (iv) depreciation expense, (v) amortization expense, (vi) noncash impairment charges, (vii) losses from discontinued operations, extraordinary losses and losses from sales of assets outside the ordinary course of business, (viii) other noncash expenses and losses, (ix) noncash equity compensation expenses, (x) non-recurring and other one-time expenses incurred in connection with the Restructuring in an amount not to exceed $~~175,000,000~~250,000,000 in the aggregate for all such periods commencing after December 31, 2018 and non-recurring and other one-time expenses incurred in connection with the Restructuring in the four fiscal quarters immediately prior to December 31, 2018, to the extent such expenses were permitted to be added back to the calculation of EBITDA pursuant to the definition thereof under the Existing Credit Agreement, (xi) expenses associated with the settlement or payment of asbestos or welding fumes liabilities, (xii) costs associated with the action of the Borrower and its Subsidiaries against its asbestos or welding fumes insurers for coverage in respect of asbestos liabilities and (xiii) cash or non-cash charges, including legal and advisor fees and other transaction expenses, incurred in connection with Permitted Acquisitions or financing transactions permitted under the Loan Documents, minus (b) gains from discontinued operations, extraordinary gains and gains from sales of assets outside the ordinary course of business, in each case of the Borrower and its Subsidiaries, and, to the extent otherwise reflected in the calculation of net income (or net loss) for such period, any gains associated with asbestos or welding fumes claims, in each case determined (except as otherwise provided herein) in accordance with GAAP for the most recently completed

(continued)
Page

Measurement Period, it being understood that “EBITDA” shall, for purposes of calculating compliance with the Total Leverage Ratio in Section 5.13(a) and for purposes of determining the Applicable Rate, be (1) increased for any Measurement Period in which the purchase or other acquisition of all of the Equity Interests in, or all or substantially all of the property and assets of, any Person, has occurred, by the EBITDA of the Person or assets being acquired using the historical financial statements (including audited financial statements, to the extent available) for such Person and (2) decreased for any Measurement Period in which the sale, transfer or other disposition of all of the Equity Interests in, or all or substantially all of the property and assets of, any Person, has occurred, by, in each case, the EBITDA of the Person or assets being acquired or sold, as applicable, using the historical financial statements (including audited financial statements, to the extent available) for such Person, and all such adjustments to the EBITDA of the Borrower and its Subsidiaries as specified in the foregoing clauses (1) and (2) shall be accompanied by a certification of a Responsible Officer of the Borrower stating that such adjustments have been prepared in accordance with GAAP.
“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).
“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
“Environmental Action” means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement arising under or with respect to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief; provided, however, that Environmental Action shall not include any asbestos-related litigation.
“Environmental Law” means any applicable federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources,

(continued)
Page

including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of, or exposure to, Hazardous Materials.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.
“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.
“Equity Investors” means (a) Mitchell P. Rales and Steven M. Rales, their respective heirs and any estate-planning trust for the benefit of members of their immediate families with respect to which either Mitchell P. Rales or Steven M. Rales is the trustee and (b) BDT Capital Partners and its Controlled Investment Affiliates.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.
“ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Code.
“ERISA Event” means (a) (i) the occurrence of a Reportable Event, or (ii) the requirements of Section 4043(b) of ERISA apply with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived, with respect to a Plan; (c) the application for a minimum funding waiver with respect to a Plan; (d) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (e) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (f) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (g) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to any Plan; (h) a determination that any Plan is in “at risk” status (within the meaning of Section 303 of ERISA); or (i) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

(continued)
Page

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“euro” and/or “€” means the single currency of the Participating Member States.
“Eurocurrency” when used in reference to a currency means an Agreed Currency and when used in reference to any Loan or Borrowing, means that such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the Adjusted LIBO Rate (other than when used with reference to any Eurocurrency Swingline Loan, in which case “Eurocurrency” means that such Loan bears interest at a rate determined by reference to the Eurocurrency Swingline Rate) except pursuant to clause (c) of the definition of “Alternate Base Rate”).
“Eurocurrency Payment Office” of the Administrative Agent means, for each Foreign Currency, the office, branch, affiliate or correspondent bank of the Administrative Agent for such currency as specified from time to time by the Administrative Agent to the Borrower and each Lender.
“Eurocurrency Swingline Loan” means a Swingline Loan bearing interest at the Eurocurrency Swingline Rate.
“Eurocurrency Swingline Rate” means the sum of (i) the percentage rate per annum which is equal to the rate (rounded upwards to six decimal places) at which overnight deposits in the relevant currency in an amount approximately equal to the amount with respect to which such rate is being determined would be offered by the Swingline Lender as of 11:00 a.m. Local Time on the day of the proposed Eurocurrency Swingline Loan in the London interbank market for such currency to major banks in such market (provided that, if such rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement) plus (ii) the Applicable Rate for Eurocurrency Borrowings.
“Event of Default” has the meaning assigned to such term in Section 7.01.
“Excluded Assets” means: (i) any fee-owned real property and all leasehold interests in real property, (ii) any “intent-to-use” application for registration of a trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law, (iii) assets in respect of which pledges and security interests are prohibited by applicable U.S. law, rule or regulation or agreements with any U.S. governmental authority (other than to the extent that such prohibition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408, 9-409 or other applicable provisions of the UCC of any relevant jurisdiction or any other applicable law); provided that, immediately upon the ineffectiveness, lapse or termination of any such prohibitions, such assets shall automatically cease to constitute Excluded Assets, (iv) equity interests in any entity other than Wholly-Owned Subsidiaries to the extent pledges thereof are not permitted by the terms in such entity’s organizational or joint venture documents (unless any such restriction would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408, 9-409 or other applicable provisions of the UCC of any relevant jurisdiction or any other applicable law), (v) assets subject to certificates of title (other than motor vehicles subject to certificates of title, provided that perfection of security interests in such motor vehicles shall be limited to the filing of UCC financing statements), a letter of credit right (other than to the extent the security interest in such letter of credit right may be perfected by the filing of UCC financing statements) with a face amount of $10,000,000 or less and a commercial tort claim with

(continued)
Page

respect to which a Loan Party is the plaintiff or a beneficiary and that makes a claim for damages, or other claim for judgment, in an amount of $10,000,000 or less, (vi) any lease, license, capital lease obligation or other agreement or any property subject to a purchase money security interest, similar agreement or other contractual restriction to the extent that a grant of a security interest therein would violate or invalidate such lease, license, capital lease obligation or agreement or purchase money arrangement or other contractual restriction or create a right of termination in favor of any other party thereto (other than the Borrower or a Guarantor) (other than (x) proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC notwithstanding such prohibition, (y) to the extent that any such term has been waived or (z) to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408, 9-409 or other applicable provisions of the UCC of any relevant jurisdiction or any other applicable law); provided that, immediately upon the ineffectiveness, lapse or termination of any such term, such assets shall automatically cease to constitute Excluded Assets, (vii) trust accounts, payroll accounts, custodial accounts, escrow accounts and other similar deposit or securities accounts and other deposit accounts where the aggregate amount on deposit in any month does not exceed $10,000,000 in the aggregate, (viii) foreign assets (other than pledges of Equity Interests in First Tier Foreign Subsidiaries not in excess of the Applicable Pledge Percentage), (ix) Equity Interests in any Excluded Subsidiary (other than pledges of Equity Interests in CFC Holding Companies not in excess of the Applicable Pledge Percentage), (x) Margin Stock, (xi) the Receivables Assets and (xii) those assets as to which the Administrative Agent and the Borrower reasonably agree that the burden, cost or other consequences of obtaining such a security interest or perfection thereof are excessive in relation to the practical benefit to the Lenders of the security to be afforded thereby. Notwithstanding the foregoing, Excluded Assets shall not include any proceeds, products, substitutions or replacements of Excluded Assets (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Assets).
“Excluded Subsidiary” means (a) any Subsidiary of the Borrower that does not own or hold any assets or property and has no Debt outstanding, in each case, in excess of $2,500,000, except Equity Interests of any Subsidiary of the Borrower that is an Excluded Subsidiary, (b) any Receivables Subsidiary, and (c) any CFC Holding Company.
“Excluded Swap Obligation” means, with respect to any Loan Party, any Specified Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Specified Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an ECP at the time the Guarantee of such Loan Party or the grant of such security interest becomes or would become effective with respect to such Specified Swap Obligation. If a Specified Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Specified Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an

(continued)
Page

applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (d) any withholding Taxes imposed under FATCA.
“Existing Credit Agreement” means that certain Credit Agreement, dated as of June 5, 2015 (as amended, restated, supplemented and/or otherwise modified on or prior to the Trigger Date), among the Borrower, Deutsche Bank AG New York Branch, as administrative agent and swing line lender, the Lenders party thereto from time to time and the other parties thereto.
“Extended Maturity Date” has the meaning assigned to it in Section 2.23(a).
“Extending Lender” has the meaning assigned to it in Section 2.23(b).
“Extension Date” has the meaning assigned to it in Section 2.23(a).
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the Federal Reserve Bank of New York’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
“Federal Reserve Bank of New York’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.
“Final Release Conditions” ~~shall mean the termination of all the Commitments and payment and satisfaction in full in cash of all Obligations (other than Swap Obligations, Banking Services Obligations and Unliquidated Obligations, in each case not then due and payable).~~has the meaning assigned to such term in Section 8.07(d).
“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.
“First Tier Foreign Subsidiary” means each Foreign Subsidiary with respect to which any one or more of the Borrower and any other Loan Party directly owns or Controls more than 50% of such Foreign Subsidiary’s issued and outstanding Equity Interests.
“Fiscal Quarter” means a fiscal quarter of the Borrower and its Subsidiaries.

(continued)
Page

“Fiscal Year” means a fiscal year of the Borrower and its Subsidiaries ending on December 31 in any calendar year.
“Foreign Currencies” means Agreed Currencies other than Dollars.
“Foreign Currency Sublimit” means $350,000,000.
“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.
“Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary.
“GAAP” means generally accepted accounting principles in the United States of America.
“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Governmental Authorization” means any authorization, approval, consent, franchise, license, covenant, order, ruling, permit, certification, exemption, notice, declaration or similar right, undertaking or other action of, to or by, or any filing, qualification or registration with, any Governmental Authority.
“Gross Leverage Ratio” means, at any date of determination, the ratio of Consolidated Gross Debt on such date to EBITDA of the Borrower and its Subsidiaries for the most recently completed Measurement Period.
“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Debt or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Debt or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Debt or obligation; provided, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.
“Guaranteed Obligations” has the meaning assigned to such term in Section 10.01(a).
“Guarantors” means the Borrower (solely with respect to the obligations of the Subsidiaries), each Wholly-Owned US Subsidiary (other than any Excluded Subsidiary) on the date hereof and any other Subsidiary that executes and delivers to the Administrative Agent a Guaranty Supplement.
“Guaranty” means the guaranty set forth in Article X, together with each other guaranty and guaranty supplement, in each case, in form and substance reasonably satisfactory to the Administrative Agent

(continued)
Page

in its reasonable discretion, delivered pursuant to Section 5.10, in each case as amended, amended and restated, modified or otherwise supplemented, guaranteeing the Guaranteed Obligations.
“Guaranty Supplement” means the guaranty supplement in substantially the form of Exhibit F hereto.
“Hazardous Materials” means (a) petroleum or petroleum products, by products or breakdown products, radioactive materials, asbestos or asbestos containing materials, polychlorinated biphenyls, toxic mold, and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.
“Hedge Agreements” means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other hedging agreements, and any guaranty thereof.
“IBA” has the meaning assigned to such term in Section 1.05.
“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”.
“Incremental Amendment” has the meaning assigned to such term in Section 2.20(c).
“Incremental Facilities” has the meaning assigned to such term in Section 2.20(a).
“Incremental Revolving Commitments” has the meaning assigned to such term in Section 2.20(a).
“Incremental Term Loan” has the meaning assigned to such term in Section 2.20(a).
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a) hereof, Other Taxes.
“Indemnitee” has the meaning assigned to such term in Section 9.03(b).
“Ineligible Institution” has the meaning assigned to such term in Section 9.04(b).
“Initial Covenant Schedule” means the below schedule of Total Leverage Ratio levels that the Borrower may not exceed for certain purposes specified in this Agreement as set forth below opposite the last day of each Fiscal Quarter:

(continued)
Page

Last day of each Fiscal Quarter	Total Leverage Ratio
June 30, 2020	4.25:1.00
September 30, 2020	4.00:1.00
December 31, 2020	4.00:1.00
March 31, 2021	4.00:1.00
June 30, 2021	4.00:1.00
September 30, 2021	4.00:1.00
December 31, 2021 and thereafter	3.50:1.00

“Information” has the meaning assigned to such term in Section 9.12.
“Intercreditor Agreement” means (a) in respect of any Debt intended to be secured by some or all of the Collateral on a pari passu basis with the Secured Obligations, an intercreditor agreement reasonably acceptable to the Administrative Agent, the terms of which are consistent with market terms governing security arrangements for the sharing of Liens on a pari passu basis at the time such intercreditor agreement is proposed to be established in light of the type of Debt to be secured by such Liens, as reasonably determined by the Administrative Agent and the Borrower and (b) in respect of any other Debt intended to be secured by some or all of the Collateral on a junior priority basis with the Secured Obligations, an intercreditor agreement reasonably acceptable to the Administrative Agent the terms of which are consistent with market terms governing security arrangements for the sharing of Liens on a junior basis at the time such intercreditor agreement is proposed to be established in light of the type of Debt to be secured by such Liens, as reasonably determined by the Administrative Agent and the Borrower.
“Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) EBITDA to (b) Consolidated Interest Charges for the most recently completed Measurement Period.
“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.08, which shall be substantially in the form attached hereto as Exhibit E-2 or any other form approved by the Administrative Agent.
“Interest Payment Date” means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each March, June, September and December and the applicable Maturity Date, (b) with respect to any Eurocurrency Loan (including a Eurocurrency Swingline Loan), the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the applicable Maturity Date and (c) with respect to any Swingline Loan (other than a Eurocurrency Swingline Loan), the day that such Loan is required to be repaid and the applicable Maturity Date.
“Interest Period” means (a) with respect to any Eurocurrency Borrowing (other than a Eurocurrency Swingline Loan), the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months, or, (i) with the consent of the Administrative Agent and each Lender, twelve months or such other period thereafter, as the Borrower may elect, or (ii) with the consent of the Administrative Agent in its sole discretion, such other

(continued)
Page

period shorter than one month, and (b) with respect to any Eurocurrency Swingline Loan, the period commencing on the date of such Loan and ending on the date one week thereafter (or such other period as may be agreed to by the Swingline Lender in its sole discretion); provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurocurrency Borrowing (other than a Eurocurrency Swingline Loan) only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurocurrency Borrowing (other than a Eurocurrency Swingline Loan) that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, at such time; provided that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
“Investment” in any Person means any loan or advance to such Person, any purchase or other acquisition of any Equity Interests or Debt or the assets comprising a division or business unit or a substantial part or all of the business of such Person, any capital contribution to such Person or any other direct or indirect investment in such Person, including, without limitation, any acquisition by way of a merger or consolidation (or similar transaction) and any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (i), (j) or (k) of the definition of “Debt” in respect of such Person.
“IRS” means the United States Internal Revenue Service.
“Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time, in each case as extended in accordance with this Agreement from time to time.
“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case, whether or not having the force of law.
“Lead Bookrunner” means each of JPMorgan Chase Bank, N.A. and Credit Suisse Loan Funding LLC in its capacity as a joint lead arranger and joint bookrunner hereunder.
“Lender Notice Date” has the meaning assigned to it in Section 2.23(b).
“Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

(continued)
Page

“Lender Party” means any Lender or any Swingline Lender.
“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a Lender hereunder pursuant to Section 2.20 or pursuant to an Assignment and Assumption or otherwise, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.
“LIBO Rate” means, with respect to any Eurocurrency Borrowing denominated in any Agreed Currency and for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m., London time, on the Quotation Day for such Agreed Currency; provided that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to such Agreed Currency then the LIBO Rate shall be the Interpolated Rate.
“LIBO Screen Rate” means, for any day and time, with respect to any Eurocurrency Borrowing denominated in any Agreed Currency and for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for such Agreed Currency for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that if the LIBO Screen Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
“Lien” means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor.
“LLC” means any Person that is a limited liability company under the laws of its jurisdiction of formation.
“Loan Documents” means this Agreement (including schedules and exhibits hereto), any promissory notes issued pursuant to Section 2.10(g), the Collateral Documents, the Intercreditor Agreements, and all other agreements, instruments, documents and certificates executed and delivered to, or in favor of, the Administrative Agent or any Lenders and including all pledges, powers of attorney, consents, assignments, other contracts, notices and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to the Administrative Agent or any Lender in connection with this Agreement or the transactions contemplated hereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.
“Loan Parties” means, collectively, the Borrower and the Subsidiary Guarantors.
“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement.
“Local Time” means (i) New York City time in the case of a Loan or Borrowing denominated in Dollars and (ii) local time in the case of a Loan or Borrowing denominated in a Foreign Currency (it being

(continued)
Page

understood that such local time shall mean London, England time unless otherwise notified by the Administrative Agent).
“Margin Stock” has the meaning specified in Regulation U of the Board, as in effect from time to time.
“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent), or financial condition of the Borrower and its Subsidiaries, taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document, or of the ability of any Loan Party to perform its payment or other material obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.
“Maturity Date” means the Revolving Credit Maturity Date, the Term A-1 Loan Maturity Date or the Term A-2 Loan Maturity Date, as the context requires.
“Maximum Rate” has the meaning assigned to such term in Section 9.16.
“Measurement Period” means, at any date of determination, the most recently completed four consecutive Fiscal Quarters ending on or prior to such date for which financial statements have been or are required to be delivered pursuant to Section 5.12(b) or 5.12(c) (or, prior to the delivery of any such financial statements, the most recently completed four consecutive Fiscal Quarters covered in the financial statements referred to in Section 4.01(d)).
“Merger Termination Redemption” means a mandatory redemption of the Permitted TEU Purchase Contracts pursuant to the terms of the purchase contract agreement governing such Permitted TEU Purchase Contracts and the required repurchase of the Permitted TEU Notes pursuant to the terms of the indenture governing such Permitted TEU Notes.
“Moody’s” means Moody’s Investors Service, Inc.
“Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.
“Multiple Employer Plan” means a Single Employer Plan that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.
“Net Proceeds” means, with respect to any event, (a) the cash (which term, for purposes of this definition, shall include cash equivalents) proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, minus (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid to third parties (other

(continued)
Page

than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a Sale and Leaseback Transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made as a result of such event to repay Debt secured by such asset or otherwise subject to mandatory prepayment as a result of such event and (iii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a Sale and Leaseback Transaction or a casualty or a condemnation or similar proceeding), the amount of all taxes paid (or reasonably estimated to be payable) and the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the Borrower).
“Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(e).
“Non-Extending Lender” has the meaning assigned to it in Section 2.23(b).
“NYFRB” means the Federal Reserve Bank of New York.
“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m., New York City time, on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Obligations” means ~~(a)~~ all unpaid principal of and accrued and unpaid interest on the Loans, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), and other liabilities of any of the Borrower and the other Loan Parties to any of the Lenders, the Administrative Agent or any indemnified party, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, in each case, arising or incurred under this Agreement or any of the other Loan Documents~~; and (b) all Swap Obligations and Banking Services Obligations owing to one or more Lenders or their respective Affiliates; provided that the definition of “Obligations” shall not create or include any guarantee by any Loan Party of any Excluded Swap Obligations of such Loan Party for purposes of determining any obligations of any Loan Party.~~.
“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.
“Off Balance Sheet Obligation” means, with respect to any Person, any (a) repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) liability of such Person under any Sale and Leaseback Transactions that do not create a liability on the balance sheet of such Person, (c) obligation under a Synthetic Lease or (d) obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person.
“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any foreign jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture,

(continued)
Page

trust, unlimited liability company or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization (or equivalent or comparable constitutive documents with respect to any foreign jurisdiction) of such entity.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).
“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the Federal Reserve Bank of New York’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.
“Overnight Foreign Currency Rate” means, for any amount payable in a Foreign Currency, the rate of interest per annum as determined by the Administrative Agent at which overnight or weekend deposits in the relevant currency (or if such amount due remains unpaid for more than three (3) Business Days, then for such other period of time as the Administrative Agent may elect) for delivery in immediately available and freely transferable funds would be offered by the Administrative Agent to major banks in the interbank market upon request of such major banks for the relevant currency as determined above and in an amount comparable to the unpaid principal amount of the related Borrowing, plus any taxes, levies, imposts, duties, deductions, charges or withholdings imposed upon, or charged to, the Administrative Agent by any relevant correspondent bank in respect of such amount in such relevant currency.
“Participant” has the meaning assigned to such term in Section 9.04(c).
“Participant Register” has the meaning assigned to such term in Section 9.04(c).
“Participating Member State” means any member state of the European Union that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Union relating to economic and monetary union.
“Patriot Act” means the USA PATRIOT Act of 2001.
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

(continued)
Page

“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to a Single Employer Plan or Multiemployer Plan and set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.
“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a Multiple Employer Plan, has made contributions at any time during the immediately preceding five plan years.
“Permitted Acquisition” means an Investment permitted under Section 6.06(g).
“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to the Borrower’s common stock (or other securities or property following a merger event or other change of the common stock of the Borrower) purchased by the Borrower in connection with the issuance of any Permitted Convertible Indebtedness; provided that, the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by the Borrower from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by Borrower from the issuance of such Permitted Convertible Indebtedness in connection with such Permitted Bond Hedge Transaction.
“Permitted Convertible Indebtedness” means any unsecured notes issued by the Borrower that are convertible into a fixed number (subject to customary anti-dilution adjustments, “make-whole” increases and other customary changes thereto) of shares of common stock of the Borrower (or other securities or property following a merger event or other change of the common stock of the Borrower), cash or any combination thereof (with the amount of such cash or such combination determined by reference to the market price of such common stock or such other securities); provided that, the Indebtedness thereunder must satisfy each of the following conditions: (i) both immediately prior to and after giving effect (including pro forma effect) thereto, no Default or Event of Default shall exist or result therefrom, (ii) such Debt is not guaranteed by any Subsidiary of the Borrower, (iii) any cross-default or cross-acceleration event of default (each howsoever defined) provision contained therein that relates to indebtedness or other payment obligations of the Borrower or any Borrower (such indebtedness or other payment obligations, a “Cross-Default Reference Obligation”) contains a cure period of at least thirty (30) calendar days (after written notice to the issuer of such Debt by the trustee or to such issuer and such trustee by holders of at least 25% in aggregate principal amount of such Debt then outstanding) before a default, event of default, acceleration or other event or condition under such Cross-Default Reference Obligation results in an event of default under such cross-default or cross-acceleration provision and (iv) the terms, conditions and covenants of such Debt must be customary for convertible Debt of such type (as determined by the board of directors of the Borrower, or a committee thereof, in good faith).
“Permitted Liens” means: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 6.02 or that are being contested in good faith by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (b) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, warehousemen’s, landlords’, workmen’s and repairmen’s Liens and other similar Liens arising in the ordinary course of business securing obligations that (i) are not overdue for a period of more than 30 days and (ii) individually or together with all other Permitted Liens outstanding on any date of determination do not materially adversely affect the use of the property to which they relate or that are being contested in

(continued)
Page

good faith by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (c) pledges or deposits to secure obligations under workers’ compensation laws or similar legislation or to secure public or statutory obligations; (d) judgment Liens in existence less than 30 days after entry thereof or with respect to which execution is stayed; (e) Liens arising out of title retention provisions in any contract in the ordinary course of business; and (f) easements, rights of way, restrictions, minor defects or irregularities in title and other similar encumbrances affecting real property that, in the aggregate are not substantial in amount, and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person and leases and subleases of real property granted to others and licenses of other assets entered into in the ordinary course of business, in each case no interfering in any material respect with the business of the Borrower or any of its Subsidiaries.
“Permitted Tangible Equity Units” means units of the Borrower each consisting of one Permitted TEU Purchase Contract and one Permitted TEU Note; provided that, the aggregate stated amount of Permitted Tangible Equity Units outstanding at any one time (determined as if all then outstanding separate Permitted TEU Purchase Contracts and separate Permitted TEU Notes were recreated as Permitted Tangible Equity Units) shall not exceed $690,000,000.
“Permitted TEU Notes” means unsecured amortizing notes issued by the Borrower (which notes are not convertible into, or exchangeable for, any securities or other property or assets) that are initially (x) issued in connection with the issuance of a corresponding number of Permitted TEU Purchase Contracts and (y) included in the Permitted Tangible Equity Units; provided that, the Debt thereunder must satisfy each of the following conditions: (i) both immediately prior to and after giving effect (including pro forma effect) thereto, no Default or Event of Default shall exist or result therefrom, (ii) such Debt is subject to an amortization schedule that is fixed as of the initial date of issuance thereof, (iii) such Debt is not subject to redemption at the election of the Borrower or required repurchase at the election of the holders thereof (other than any provision requiring an offer to purchase such Debt as a result of a Merger Termination Redemption which purchase is settled in accordance with the timing requirements set forth in the applicable supplemental indenture governing such Permitted TEU Notes; provided, that the Borrower must provide notice to the Administrative Agent of such offer to purchase such Debt promptly after such notice is provided to the holders of such Debt), (iv) such Debt is not guaranteed by any Subsidiary of the Borrower, (v) any cross-default or cross-acceleration event of default (each howsoever defined) provision contained therein that relates to indebtedness or other payment obligations of any Loan Party (such indebtedness or other payment obligations, a “Cross-Default Reference Obligation”) contains a cure period of at least thirty (30) calendar days (after written notice to the issuer of such Debt by the trustee or to such issuer and such trustee by holders of at least 25% in aggregate principal amount of such Debt then outstanding) before a default, event of default, acceleration or other event or condition under such Cross-Default Reference Obligation results in an event of default under such cross-default or cross-acceleration provision and (vi) the terms, conditions and covenants of such Debt must be customary for Debt of such type (it being understood that any provisions governing the Merger Termination Redemption must be customary for purchase contracts of such type the use of proceeds of which will be applied towards acquisition financing).
“Permitted TEU Purchase Contract” means one or more purchase contracts of the Borrower that obligate the Borrower to deliver a number of shares of the Borrower’s common stock

(continued)
Page

(or other securities or property following a merger event or other change in the common stock of the Borrower), subject to a fixed minimum and a fixed maximum settlement rate (each subject to customary anti-dilution adjustments, “make-whole” increases and other customary changes thereto) that are initially (x) issued in connection with the issuance of a corresponding number of Permitted TEU Notes, (y) included in the Permitted Tangible Equity Units and (z) do not contain any provision permitting or requiring the Borrower to settle all or any portion of such purchase contracts in cash (other than cash in lieu of any fractional share, cash included in the purchase obligation upon the Merger Termination Redemption and other than to the extent of the cash consideration relating to a merger event or other change in the common stock of the Borrower); provided that, such purchase contracts must satisfy each of the following conditions: (i) both immediately prior to and after giving effect (including pro forma effect) thereto, no Default or Event of Default shall exist or result therefrom and (ii) the terms, conditions and covenants of such purchase contracts must be customary for purchase contracts of such type (it being understood that any provisions governing the Merger Termination Redemption must be customary for purchase contracts of such type the use of proceeds of which will be applied towards acquisition financing).
“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to the Borrower’s common stock (or other securities or property following a merger event or other change of the common stock of the Borrower) and/or cash (in an amount determined by reference to the price of such common stock) sold by the Borrower substantially concurrently with any purchase by the Borrower of a related Permitted Bond Hedge Transaction.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means a Single Employer Plan or Multiple Employer Plan.
“Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.
“Pledge Subsidiary” means (i) each Domestic Subsidiary and (ii) each First Tier Foreign Subsidiary; provided that, a “Pledge Subsidiary” shall not include any Subsidiary described in clause (a) or (b) of the definition of “Excluded Subsidiary.”
“Post Petition Interest” has the meaning assigned to such term in Section 10.06(b).
“Pounds Sterling” means the lawful currency of the United Kingdom.
“Preferred Interests” means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person’s property and assets, whether by dividend or upon liquidation.
“Prepayment Event” means the sale or other Disposition (including as a result of a casualty or condemnation) of any assets of the Borrower or its Subsidiaries pursuant to clause (d), (h), (i) or (j) of Section 6.05, which, when taken together with all other such sales and other such Dispositions made since the Trigger Date, results in Net Proceeds exceeding $25,000,000.

(continued)
Page

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning assigned to it in Section 9.19.
“Qualified ECP Guarantor” means, in respect of any Specified Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Specified Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Quotation Day” means, with respect to any Eurocurrency Borrowing for any Interest Period, (i) if the currency is Pounds Sterling, the first day of such Interest Period, (ii) if the currency is euro, the day that is two (2) TARGET2 Days before the first day of such Interest Period, and (iii) for any other currency, two (2) Business Days prior to the commencement of such Interest Period (unless, in each case, market practice differs in the relevant market where the LIBO Rate for such currency is to be determined, in which case the Quotation Day will be determined by the Administrative Agent in accordance with market practice in such market (and if quotations would normally be given on more than one day, then the Quotation Day will be the last of those days)).
“Receivables Assets” means any accounts receivable owed to the Borrower or any Subsidiary of the Borrower (whether now existing or arising or acquired in the future) arising in the ordinary course of business from the sale of goods or services, all collateral securing such accounts receivable, all contracts and contract rights and all guarantees or other obligations in respect of such accounts receivable, all proceeds of such accounts receivable and other assets (including contract rights) which are of the type customarily transferred or in respect of which security interests are customarily granted in connection with securitizations of accounts receivable and which, in each case, are sold, conveyed, assigned or otherwise transferred or in which a security interest is granted by the Borrower or a Subsidiary of the Borrower to either (a) a Person that is not a Subsidiary of the Borrower or (b) a Receivables Subsidiary that in turn sells, conveys, assigns, grants a security interest in or otherwise transfers such Receivables Assets to a Person that is not a Subsidiary of the Borrower.
“Receivables Facility” means any of one or more receivables financing facilities as amended, supplemented, modified, extended, renewed, restated or refunded from time to time, all obligations in respect of which are non-recourse (except for customary representations, warranties, covenants and indemnities made in connection with such facilities) to the Borrower or any of its Subsidiaries (other than a Receivables

(continued)
Page

Subsidiary) pursuant to which the Borrower or any of its Subsidiaries sells, conveys, assigns, grants an interest in or otherwise transfers Receivables Assets to either (a) a Person that is not a Subsidiary of the Borrower or (b) a Receivables Subsidiary that in turn sells, conveys, assigns, grants a security interest in or otherwise transfers such Receivables Assets to a Person that is not a Subsidiary of the Borrower.
“Receivables Facility Documents” means each of the documents and agreements entered into in connection with any Receivables Facility, in each case as such documents and agreements may be amended, modified, supplemented, refinanced or replaced from time to time.
“Receivables Sellers” means the Borrower and those Subsidiaries that are from time to time party to the Receivables Facility Documents (other than any Receivables Subsidiary).
“Receivables Subsidiary” means a special-purpose Wholly-Owned Subsidiary of the Borrower whose sole purpose is to purchase Receivables Assets from the Borrower or any of its Subsidiaries (other than a Receivables Subsidiary) and to resell, convey, assign, grant a security interest in or otherwise transfer such Receivables Assets to a Person that is not a Subsidiary of the Borrower pursuant to a Receivables Facility and which engages in no other activities other than the foregoing and other activities reasonably related thereto.
“Recipient” means (a) the Administrative Agent and (b) any Lender, as applicable.
“Redeemable” means, with respect to any Equity Interest, any Debt or any other right or obligation, any such Equity Interest, Debt, right or obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.
“Reference Bank Rate” means the arithmetic mean of the rates (rounded upwards to four decimal places) supplied to the Administrative Agent at its request by the Reference Banks (as the case may be) as of the applicable time on the Quotation Day for Loans in the applicable currency and the applicable Interest Period as the rate at which the relevant Reference Bank could borrow funds in the London (or other applicable) interbank market in the relevant currency and for the relevant period, were it to do so by asking for and then accepting interbank offers in reasonable market size in that currency and for that period.
“Reference Banks” means such banks as may be appointed by the Administrative Agent in consultation with the Borrower. No Lender shall be obligated to be a Reference Bank without its consent.
“Refinancing Convertible Notes” has the meaning assigned to such term in Section 6.07.
“Register” has the meaning assigned to such term in Section 9.04(b).
“Regulation D” means Regulation D of the Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.
“Regulation U” means Regulation U of the Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

(continued)
Page

“Regulation X” means Regulation X of the Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.
“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.
“Relevant Governmental Body” means the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto.
“Relevant Jurisdiction” means, in respect of any Person, the jurisdiction of the country in which such Person is incorporated and, if different, where it is resident and has its principal place of business, and each jurisdiction or state in which it owns or leases property or otherwise conducts its business.
“Relief Period” means the period commencing on the Amendment No. 3 Effective Date and ending on the Relief End Date, if any, occurring thereafter. For purposes of clarity, it is hereby understood and agreed that only one Relief Period may occur during the term of this Agreement.
“Relief End Date” means the first date after September 30, 2021 on which the following conditions have been satisfied on such date: (a) the Compliance Certificate in respect of the Fiscal Quarter ending September 30, 2021 has been delivered to the Administrative Agent pursuant to Section 5.12(c) and (b) no Default or Event of Default shall have occurred and be continuing.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived.
“Required Lenders” means, subject to Section 2.22, at any time, Lenders having Credit Exposures (provided, that, as to any Lender, clause (a) of the definition of “Swingline Exposure” shall only be applicable in calculating a Lender’s Revolving Credit Exposure to the extent such Lender shall have funded its respective participations in the outstanding Swingline Loans) and Unfunded Commitments representing more than 50% of the sum of the total Credit Exposures and Unfunded Commitments at such time; provided that for purposes of declaring the Loans to be due and payable pursuant to Section 7.02, and for all purposes after the Loans become due and payable pursuant to Section 7.02 or the Revolving Commitments expire or terminate, then, as to each Lender, the Unfunded Commitment of each Lender shall be deemed to be zero.
“Required Revolving Lenders” means, subject to Section 2.22, at any time, Lenders having Revolving Credit Exposures (provided, that, as to any Lender, clause (a) of the definition of “Swingline Exposure” shall only be applicable in calculating a Lender’s Revolving Credit Exposure to the extent such Lender shall have funded its respective participations in the outstanding Swingline Loans) and Unfunded Commitments representing more than 50% of the sum of the Total Revolving Credit Exposure and Unfunded Commitments at such time; provided that for purposes of declaring the Loans to be due and payable pursuant to Section 7.02, and for all purposes after the Loans become due and payable pursuant to Section 7.02 or the Commitments expire or terminate, then, as to each Lender, the Unfunded Commitment of each Lender shall be deemed to be zero.
“Required Term A-1 Lenders” means, subject to Section 2.22, at any time, Term A-1 Lenders having Term A-1 Loans and unused Term A-1 Loan Commitments representing more than 50% of the sum

(continued)
Page

of the total outstanding principal amount of Term A-1 Loans and unused Term A-1 Loan Commitments at such time.
“Required Term A-2 Lenders” means, subject to Section 2.22, at any time, Term A-2 Lenders having Term A-2 Loans and unused Term A-2 Loan Commitments representing more than 50% of the sum of the total outstanding principal amount of Term A-2 Loans and unused Term A-2 Loan Commitments at such time.
“Required Term Lenders” means, subject to Section 2.22, at any time, Term Lenders having Term Loans and unused Term Loan Commitments representing more than 50% of the sum of the total outstanding principal amount of Term Loans and unused Term Loan Commitments at such time.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means the chief executive officer, president, chief financial officer, vice president of taxes, treasury manager, treasurer, assistant treasurer or controller of a Loan Party and any other duly authorized officer, agent or representative of the applicable Loan Party so designated by any of the foregoing officers or by the applicable Loan Party in a notice to the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
“Restricted Payment” has the meaning assigned to it in Section 6.07.
“Restructuring” means the disposition of certain assets and restructuring of certain Subsidiaries of the Borrower, in each instance financially beneficial to the Borrower and its Subsidiaries.
“Revolving Commitment” means, with respect to each Lender, as of the Amendment No. 2 Effective Date, the amount set forth on Schedule 2.01 opposite such Lender’s name under the heading “Revolving Commitment”, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) contemplated hereby pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable, and after giving effect to (a) any reduction in such amount from time to time pursuant to Section 2.09, (b) any increase from time to time pursuant to Section 2.20 and (c) any reduction or increase in such amount from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04; provided that at no time shall the Revolving Credit Exposure of any Lender exceed its Revolving Commitment.
“Revolving Credit Availability Period” means the period from and including the Trigger Date to but excluding the earlier of the Revolving Credit Maturity Date and the date of termination of the Revolving Commitments.
“Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans and its Swingline Exposure at such time.
“Revolving Credit Maturity Date” means the date that occurs on December 6, 2024 as extended (in the case of each Revolving Lender consenting thereto) pursuant to Section 2.23; provided, however, if such date is not a Business Day, the Revolving Credit Maturity Date shall be the next preceding Business Day.

(continued)
Page

“Revolving Lender” means, as of any date of determination, each Lender that has a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Credit Exposure.
“Revolving Loan” means a Loan made by a Revolving Lender pursuant to Section 2.01(a).
“S&P” means Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business.
“Sale and Leaseback Transaction” means any sale or other transfer of any property or asset by any Person with the intent to lease such property or asset as lessee.
“Sanctioned Country” means, at any time, a country, region or territory which is itself the target of any country-wide, region-wide or territory-wide Sanctions Laws and Regulations (at the time of this Agreement, Crimea, Cuba, Iran, North Korea and Syria).
“Sanctions Laws and Regulations” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including as administered by OFAC, as based upon the obligations or authorities set forth in, the Executive Order, the USA PATRIOT Act, the U.S. International Emergency Economic Powers Act (50 U.S.C. §§ 1701 et seq.), the U.S. Trading with the Enemy Act (50 U.S.C. App. §§ 1 et seq.), the U.S. United Nations Participation Act, the U.S. Syria Accountability and Lebanese Sovereignty Act, the U.S. Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 or the Iran Sanctions Act, Section 1245 of the National Defense Authorization Act of 2012, all as amended, or any of the foreign assets control regulations (including but not limited to 31 C.F.R., Subtitle B, Chapter V, as amended) or any other law or executive order relating thereto, (b) the United Nations Security Council, (c) the European Union (“EU”) in the framework of its Common Foreign and Security Policy or any supplementary measures adopted by any of the EU member states and (d) Her Majesty’s Treasury of the United Kingdom.
“SEC” means the Securities and Exchange Commission of the United States of America.
“Secured Obligations” means all Obligations, together with all Swap Obligations and Banking Services Obligations owing to one or more Lenders or their respective Affiliates; provided that the definition of “Secured Obligations” shall not create or include any guarantee by any Loan Party of (or grant of security interest by any Loan Party to support, as applicable) any Excluded Swap Obligations of such Loan Party for purposes of determining any obligations of any Loan Party.
“Secured Parties” means the holders of the Secured Obligations from time to time and shall include (i) each Lender in respect of its Loans, (ii) the Administrative Agent and the Lenders in respect of all other present and future obligations and liabilities of the Borrower and each other Loan Party of every type and description arising under or in connection with this Agreement or any other Loan Document, (iii) each Lender and Affiliate of such Lender in respect of Swap Agreements and Banking Services Agreements entered into with such Person by the Borrower or any Subsidiary, (iv) each indemnified party under Section 9.03 in respect of the obligations and liabilities of the Borrower to such Person hereunder and under the other Loan Documents, and (v) their respective successors and (in the case of a Lender, permitted) transferees and assigns.
“Securities Act” means the United States Securities Act of 1933.

(continued)
Page

“Security Agreement” means that certain Pledge and Security Agreement (including any and all supplements thereto) substantially in a form agreed upon by the Borrower and the Administrative Agent prior to the Amendment No. 3 Effective Date, between the Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, and any other pledge or security agreement entered into after the date of this Agreement by any other Loan Party (as required by this Agreement or any other Loan Document), or any other Person, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Senior Notes” has the meaning assigned to it in Section 6.02(d).

“Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.
“SOFR” with respect to any day means the secured overnight financing rate published for such day by the NYFRB, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website.

“SOFR-Based Rate” means SOFR, Compounded SOFR or Term SOFR.

“Solvent” and “Solvency” mean, with respect to any Person on a particular date, that on such date (a) the sum of the fair value of the assets, at a fair valuation, of such Person and its Subsidiaries (taken as a whole) will exceed their debt, (b) the sum of the present fair salable value of the assets of such Person and its Subsidiaries (taken as a whole) will exceed their debt, (c) such Person and its Subsidiaries (taken as a whole) have not incurred and do not intend to incur, and do not believe that they will incur, debts beyond their ability to pay such debts as such debts mature and (d) such Person and its Subsidiaries (taken as a whole) will have sufficient capital with which to conduct their business. For purposes of this definition, “debt” means any liability on a claim, and “claim” means (a) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (b) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Specified Assets” has the meaning set forth on Schedule 5.10.
“Specified Representations” means the representations and warranties set forth in Sections 3.01(a) (as it relates to the organizational existence of the Loan Parties after giving effect to the Transactions), 3.01(c) (as it relates to the organizational power and authority of the Loan Parties to execute, deliver and perform obligations under each Loan Document after giving effect to the Transactions), 3.02(a) (as it relates to the execution, delivery and performance of the Loan Parties of the Loan Documents), 3.04, 3.08, 3.09, 3.10 and 3.15 (in each case, other than with respect to PATRIOT Act, solely as it relates to the use of proceeds of the Loans).
“Specified Sale Process” has the meaning set forth on Schedule 5.10.

(continued)
Page

“Specified Sale Process Assets” has the meaning set forth on Schedule 5.10.
“Specified Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder. Notwithstanding anything to the contrary in the foregoing, any Permitted Bond Hedge Transaction, any Permitted Warrant Transaction, and any obligations thereunder, in each case, shall not constitute Specified Swap Obligations.
“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve, liquid asset, fees or similar requirements (including any marginal, special, emergency or supplemental reserves or other requirements) established by any central bank, monetary authority, the Board, the Financial Conduct Authority, the Prudential Regulation Authority, the European Central Bank or other Governmental Authority for any category of deposits or liabilities customarily used to fund loans in the applicable currency, expressed in the case of each such requirement as a decimal. Such reserve, liquid asset, fees or similar requirements shall include those imposed pursuant to Regulation D. Eurocurrency Loans shall be deemed to be subject to such reserve, liquid asset, fee or similar requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under any applicable law, rule or regulation, including Regulation D. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve, liquid asset or similar requirement.
“Subordinated Obligations” has the meaning assigned to it in Section 10.06.
“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or (b) that is, as of such date, otherwise Controlled by the parent and/or one or more subsidiaries of the parent.
“Subsidiary” means any subsidiary of the Borrower.
“Subsidiary Guarantor” mean any Subsidiary that constitutes a Guarantor.
“Supported QFC” has the meaning assigned to it in Section 9.19.
“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement; provided, further, that no Permitted Bond Hedge Transaction, Permitted Warrant Transaction, or Permitted TEU Purchase Contract shall constitute a Swap Agreement.
“Swap Obligations” means any and all obligations of the Borrower or any Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired

(continued)
Page

(including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder with a Lender or an Affiliate of a Lender, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any such Swap Agreement transaction.
“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be the sum of (a) its Applicable Percentage of the total Swingline Exposure at such time, other than with respect to any Swingline Loans made by such Lender in its capacity as a Swingline Lender, and (b) the aggregate principal amount of all Swingline Loans made by such Lender as a Swingline Lender outstanding at such time (less the amount of participations funded by the other Revolving Lenders in such Swingline Loans).
“Swingline Lender” means JPMorgan Chase Bank, N.A., in its capacity as the lender of Swingline Loans hereunder.
“Swingline Loan” means a Loan made pursuant to Section 2.05.
“Swingline Sublimit” means $50,000,000.
“Syndication Agent” means Citizens Bank, N.A. in its capacity as syndication agent for the credit facilities evidenced by this Agreement.
“Synthetic Lease” means a lease transaction under which the parties intend that (i) the lease will be treated as an “operating lease” by the lessee and (ii) the lessee will be entitled to various tax and other benefits ordinarily available to owners (as opposed to lessees) of like property.
“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET2) payment system (or, if such payment system ceases to be operative, such other payment system (if any) reasonably determined by the Administrative Agent to be a suitable replacement) for the settlement of payments in euro.
“TARGET2 Day” means a day that TARGET2 is open for the settlement of payments in euro.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term A-1 Lender” means, as of any date of determination, each Lender having a Term A-1 Loan Commitment or that holds Term A-1 Loans.
“Term A-1 Loan Availability Period” means the period from and including the Effective Date and ending on the Term A-1 Loan Commitment Expiration Date.
“Term A-1 Loan Commitment” means (a) with respect to any Term A-1 Lender, as of the Effective Date, the amount that was set forth on Schedule 2.01 opposite such Lender’s name under the heading “Term A-1 Loan Commitment”, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) contemplated hereby pursuant to which such Lender shall have assumed its Term A-1 Loan Commitment, as applicable, and after giving effect to (i) any reduction in such amount from time to time pursuant to Section

(continued)
Page

2.09 and (ii) any reduction or increase in such amount from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 and (b) as to all Term A-1 Lenders, the aggregate commitments of all Term A-1 Lenders to make Term A-1 Loans. After advancing the Term A-1 Loan, each reference to a Term A-1 Lender’s Term A-1 Loan Commitment shall refer to that Term A-1 Lender’s Applicable Percentage of the Term A-1 Loans. As of the Amendment No. 2 Effective Date, all Term A-1 Loan Commitments have been terminated.
“Term A-1 Loan Commitment Expiration Date” means the earliest of (i) 5:00 p.m., New York City time, on May 24, 2019, (ii) the date on which the DJO Merger Agreement is terminated prior to closing of the DJO Acquisition in accordance with the terms of the DJO Merger Agreement or (iii) the date on which the DJO Acquisition occurs without the use of the Term A-1 Loan Commitment.
“Term A-1 Loan Maturity Date” means the date that occurs on December 6, 2024 as extended (in the case of each Term A-1 Lender consenting thereto) pursuant to Section 2.23; provided, however, if such date is not a Business Day, the Term A-1 Loan Maturity Date shall be the next preceding Business Day.
“Term A-1 Loans” means the term loans made by the Term A-1 Lenders to the Borrower pursuant to Section 2.01(b). As of the Amendment No. 2 Effective Date, the aggregate outstanding amount of Term A-1 Loans is $825,000,000 and the outstanding amount of each Lender’s Term A-1 Loans is set forth on Schedule 2.01.
“Term A-2 Lender” means, as of any date of determination, each Lender having a Term A-2 Loan Commitment or that holds Term A-2 Loans.
“Term A-2 Loan Availability Period” means the period from and including the Effective Date and ending on the Term A-2 Loan Commitment Expiration Date.
“Term A-2 Loan Commitment” means (a) as of the Effective Date, with respect to any Term A-2 Lender, the amount that was set forth on Schedule 2.01 opposite such Lender’s name under the heading “Term A-2 Loan Commitment”, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) contemplated hereby pursuant to which such Lender shall have assumed its Term A-2 Loan Commitment, as applicable, and after giving effect to (i) any reduction in such amount from time to time pursuant to Section 2.09 and (ii) any reduction or increase in such amount from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 and (b) as to all Term A-2 Lenders, the aggregate commitments of all Term A-2 Lenders to make Term A-2 Loans. After advancing the Term A-2 Loan, each reference to a Term A-2 Lender’s Term A-2 Loan Commitment shall refer to that Term A-2 Lender’s Applicable Percentage of the Term A-2 Loans. As of the Amendment No. 2 Effective Date, all Term A-2 Loan Commitments have been terminated and all Term A-2 Loans have been repaid.
“Term A-2 Loan Commitment Expiration Date” means the earliest of (i) 5:00 p.m., New York City time, on May 24, 2019, (ii) the date on which the DJO Merger Agreement is terminated prior to closing of the DJO Acquisition in accordance with the terms of the DJO Merger Agreement or (iii) the date on which the DJO Acquisition occurs without the use of the Term A-2 Loan Commitment.
“Term A-2 Loan Maturity Date” means the date that occurs on the second anniversary of the Trigger Date, as extended (in the case of each Term A-2 Lender consenting thereto) pursuant to Section 2.23; provided, however, if such date is not a Business Day, the Term A-2 Loan Maturity Date shall be the next preceding Business Day.

(continued)
Page

“Term A-2 Loans” means the term loans made by the Term A-2 Lenders to the Borrower pursuant to Section 2.01(c). As of the Amendment No. 2 Effective Date, all Term A-2 Loans have been repaid.
“Term Lender” means a Term A-1 Lender or a Term A-2 Lender or both, as the context requires.
“Term Loan Commitment” means the Term A-1 Loan Commitment or the Term A-2 Loan Commitment or both, as the context requires.
“Term Loans” means the Term A-1 Loans and the Term A-2 Loans.
“Total Leverage Ratio” means, at any date of determination, the ratio of Consolidated Total Debt on such date to EBITDA of the Borrower and its Subsidiaries for the most recently completed Measurement Period.
“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Total Revolving Credit Exposure” means, at any time, the sum of the outstanding principal amount of all Revolving Lenders’ Revolving Loans and their Swingline Exposure at such time; provided, that clause (a) of the definition of “Swingline Exposure” shall only be applicable to the extent Revolving Lenders shall have funded their respective participations in the outstanding Swingline Loans.
“Transaction Costs” means any fees or expenses incurred or paid by the Borrower or any Subsidiary in connection with the Transactions, this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.
“Transactions” means (a) the execution, delivery and performance by the Loan Parties of this Agreement and the other Loan Documents, the borrowing of Loans and other credit extensions, the use of the proceeds thereof, (b) the consummation of the DJO Acquisition and the other transactions contemplated by the DJO Merger Agreement, (c) the Trigger Date Borrower Refinancing, (d) the Trigger Date Target Refinancing, (e) the consummation of any other transactions in connection with the foregoing and (f) the payment of the fees, costs and expenses incurred in connection with any of the foregoing.
“Trigger Date” means February 22, 2019.
“Trigger Date Borrower Refinancing” means the following refinancing transactions: (a) all Debt of the Borrower and its Subsidiaries under the Existing Credit Agreement shall have been repaid in full, together with all fees and other amounts owing thereon, and (b) all commitments, security interests and guaranties under the Existing Credit Agreement shall have been terminated and released, all to the reasonable satisfaction of the Administrative Agent.
“Trigger Date Commitments” means the Term Loan Commitments and the Trigger Date Revolving Credit Commitments.
“Trigger Date Revolving Credit Loans” means Revolving Loans to be made by the Revolving Lenders on the Trigger Date in an amount not to exceed $390,000,000.

(continued)
Page

“Trigger Date Revolving Credit Commitments” means Revolving Commitments in an amount of up to $390,000,000.
“Trigger Date Target Refinancing” means the repayment, redemption, defeasance, discharge, refinancing, replacement or termination or the delivery of irrevocable notice with respect thereto (other than any condition requiring the consummation of the Acquisition on or prior to the applicable date of redemption), as applicable, of the principal, accrued and unpaid interest, fees, premium, if any, and other amounts, other than contingent obligations not then due and payable and that by their terms survive the termination thereof (or letters of credit grandfathered, backstopped or cash collateralized), under: (a) the Credit Agreement, dated as of May 7, 2015, among a subsidiary of DJO, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, (b) the Credit Agreement, dated as of May 7, 2015, among a subsidiary of DJO, the lenders party thereto and Macquarie US Trading LLC, as administrative agent and (c) the Company Notes (as defined in the DJO Merger Agreement), and the termination and release of all related guarantees and security interests.
“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment; provided that, if the Unadjusted Benchmark Replacement as so determined would be less than zero, the Unadjusted Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.
“Unfunded Commitment” means, with respect to each Lender, the Revolving Commitment of such Lender less its Revolving Credit Exposure; provided, that, as to any Lender, clause (a) of the definition of “Swingline Exposure” shall only be applicable in calculating a Lender’s Revolving Credit Exposure to the extent such Lender shall have funded its respective participations in the outstanding Swingline Loans.
“Unfunded Pension Liability” means the excess of a Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan’s assets, determined in accordance with the assumptions used for funding the Plan pursuant to the Pension Funding Rules for the applicable plan year.

(continued)
Page

“United States” or “U.S.” mean the United States of America.
“Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it ~~or~~; (ii) any other obligation (including any guarantee) that is contingent in nature at such time; or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations.
“U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.19.
“U.S. Owned DRE” means any Person that (i) is not treated as a corporation for US federal income tax purposes, (ii) is 100% owned (directly or indirectly) by the Borrower or any US Subsidiary and (iii) substantially all the assets of which consist of the stock of one or more controlled foreign corporations within the meaning of Section 957 of the Code.
“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.
“U.S. Subsidiary” means any Subsidiary of the Borrower (other than a U.S. Owned DRE) organized under the laws of the United States or any state thereof.
“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3).
“Voting Interests” means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.
“Wholly-Owned” means, with respect to any Subsidiary, that all of the Equity Interests (except for directors’, foreign national qualifying and other nominal shares required to be held by such person under applicable law) in such Subsidiary are owned by the Borrower and/or one or more Subsidiaries thereof (or by the Subsidiary thereof to which reference is made in the applicable provision hereof). Notwithstanding anything contained herein to the contrary, Soldex S.A., a company organized under the laws of the Republic of Peru, shall be deemed to be a Wholly-Owned Subsidiary; provided that at least 95% of the Equity Interests in Soldex S.A. are owned by the Borrower and/or one or more Subsidiaries of the Borrower.
“Withdrawal Liability” has the meaning specified in Part I of Subtitle E of Title IV of ERISA.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule~~.~~, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(continued)
Page

SECTION 1.02.    Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurocurrency Loan”) or by Class and Type (e.g., a “Eurocurrency Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Eurocurrency Borrowing”) or by Class and Type (e.g., a “Eurocurrency Revolving Borrowing”).

SECTION 1.03.    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders and decrees, of all Governmental Authorities. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (f) any reference to any law, rule or regulation herein shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified or supplemented from time to time and (g) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.04.    Accounting Terms; GAAP; Pro Forma Calculations. 1.%2.%3. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without

(continued)
Page

giving effect to (i) any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Debt or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein and (ii) any treatment of Debt in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Debt in a reduced or bifurcated manner as described therein, and such Debt shall at all times be valued at the full stated principal amount thereof. Notwithstanding anything to the contrary contained in this Section 1.04(a), in the event of an accounting change requiring all leases to be capitalized, only those leases (assuming for purposes hereof that such leases were in existence on the date hereof) that would constitute capital leases in conformity with GAAP on the date hereof shall be considered capital leases, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith. For the avoidance of doubt, and without limitation of the foregoing, Permitted Convertible Indebtedness shall at all times be valued at the full stated principal amount thereof and shall not include any reduction or appreciation in value of the shares deliverable upon conversion thereof.
(a)    All pro forma computations required to be made hereunder giving effect to any acquisition or disposition, or issuance, incurrence or assumption of Debt, or other transaction shall in each case be calculated giving pro forma effect thereto (and, in the case of any pro forma computation made hereunder to determine whether such acquisition or disposition, or issuance, incurrence or assumption of Debt, or other transaction is permitted to be consummated hereunder, to any other such transaction consummated since the first day of the most recent Measurement Period and on or prior to the date of such computation) as if such acquisition or disposition, or issuance, incurrence or assumption of Debt, or other transaction had occurred on the first day of the most recent Measurement Period, and, to the extent applicable, to the historical earnings and cash flows associated with the assets acquired or disposed of (but without giving effect to any synergies or cost savings) and any related incurrence or reduction of Debt, all in accordance with Article 11 of Regulation S-X under the Securities Act. If any Debt bears a floating rate of interest and is being given pro forma effect, the interest on such Debt shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Swap Agreement applicable to such Debt).

SECTION 1.05.    Interest Rates; LIBOR Notification. The interest rate on Eurocurrency Loans is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurocurrency Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. Upon the occurrence of a Benchmark Transition Event or an Early Opt-In Election, Section 2.14(c) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrower, pursuant to Section 2.14(d), of any change to the reference rate upon which the interest rate on Eurocurrency Loans is based. However, the

(continued)
Page

Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.14(c), whether upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.14(d)), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.

ARTICLE II

The Credits

SECTION 2.01.    Commitments.
(a)    Subject to the terms and conditions set forth herein, each Revolving Lender (severally and not jointly) agrees to make Revolving Loans to the Borrower in Agreed Currencies from time to time during the Revolving Credit Availability Period in an aggregate principal amount that will not result (after giving effect to any application of proceeds of such Borrowing to any Swingline Loans outstanding pursuant to Section 2.05(c)) in, subject to Sections 2.04 and 2.11(b), (i) the Dollar Amount of such Lender’s Revolving Credit Exposure exceeding such Lender’s Revolving Commitment, (ii) the Dollar Amount of the Total Revolving Credit Exposure exceeding the aggregate Revolving Commitments or (iii) the Dollar Amount of the total outstanding Revolving Loans, denominated in Foreign Currencies, exceeding the Foreign Currency Sublimit. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.
(b)    Subject to the terms and conditions set forth herein, each Term A-1 Lender with a Term A-1 Loan Commitment (severally and not jointly) agrees to make a Term A-1 Loan to the Borrower in Dollars in a single drawing during the Term A-1 Loan Availability Period, in an amount equal to such Lender’s Term A-1 Loan Commitment on the Trigger Date by making immediately available funds available to the Administrative Agent’s designated account, not later than the time specified by the Administrative Agent.
(c)    Subject to the terms and conditions set forth herein, each Term A-2 Lender with a Term A-2 Loan Commitment (severally and not jointly) agrees to make a Term A-2 Loan to the Borrower in Dollars in a single drawing during the Term A-2 Loan Availability Period, in an amount equal to such Lender’s Term A-2 Loan Commitment on the Trigger Date by making immediately available funds available to the Administrative Agent’s designated account, not later than the time specified by the Administrative Agent.
(d)    Amounts repaid or prepaid in respect of any Term Loans may not be reborrowed.

(continued)
Page

SECTION 2.02.    Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the applicable Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. Any Swingline Loan shall be made in accordance with the procedures set forth in Section 2.05. The Term Loans shall amortize as set forth in Section 2.10.
(a)    Subject to Section 2.14, (i) each Revolving Borrowing, each Term A-1 Loan Borrowing and each Term A-2 Loan Borrowing shall be comprised entirely of ABR Loans or Eurocurrency Loans as the Borrower may request in accordance herewith; provided that each ABR Loan shall only be made in Dollars and (ii) each Swingline Loan shall be (x) an ABR Loan in the case of Swingline Loan denominated in Dollars or (y) a Eurocurrency Swingline Loan in the case of a Swingline Loan denominated in any Foreign Currency. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.14, 2.15, 2.16 and 2.17 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.
(b)    At the commencement of each Interest Period for any Eurocurrency Revolving Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 (or, if such Borrowing is denominated in a Foreign Currency, 500,000 units of such currency) and not less than $1,000,000 (or, if such Borrowing is denominated in a Foreign Currency 1,000,000 units of such currency). At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $500,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the aggregate Revolving Commitments. Each Swingline Loan shall be in an amount that is an integral multiple of $100,000 (or, if such Swingline Loan is denominated in a Foreign Currency, 100,000 units of such currency) and not less than $100,000 (or, if such Swingline Loan is denominated in a Foreign Currency, 100,000 units of such currency). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of five (5) Eurocurrency Borrowings outstanding in respect of Revolving Borrowings and a total of five (5) Eurocurrency Borrowings outstanding in respect of Term Loan Borrowings.
(c)    Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the applicable Maturity Date.

SECTION 2.03.    Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request (a) by irrevocable written notice (via a written Borrowing Request signed by the Borrower, promptly followed by telephonic confirmation of such request) in the case of a Eurocurrency Borrowing, not later than 11:00 a.m., Local Time, three (3) Business Days before the date of the proposed Borrowing or (b) by irrevocable written notice (via a written Borrowing Request signed by the Borrower) in the case of an ABR Borrowing, not later than ~~11:00 a.m.~~12:00 noon, New York City time

(continued)
Page

on the date of the proposed Borrowing. Each such Borrowing Request shall specify the following information in compliance with Section 2.02:
(i)    the aggregate principal amount of the requested Borrowing;
(ii)    the date of such Borrowing, which shall be a Business Day;
(iii)    whether such Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing and whether such Borrowing is a Revolving Borrowing, a Term A-1 Loan Borrowing or a Term A-2 Loan Borrowing;
(iv)    in the case of a Eurocurrency Borrowing, the Agreed Currency and initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and
(v)    the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07.
If no election as to the Type of Borrowing is specified, then, in the case of a Borrowing denominated in Dollars, the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurocurrency Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04.    Determination of Dollar Amounts. The Administrative Agent will determine the Dollar Amount of:
(a)    any Loan denominated in a Foreign Currency, on each of the following: (i) the date of the Borrowing of such Loan and (ii) each date of a conversation or continuation of such Loan pursuant to the terms of this Agreement, and
(b)    any Borrowing, on any additional date as the Administrative Agent may determine at any time when an Event of Default exists.
Each day upon or as of which the Administrative Agent determines Dollar Amounts as described in the preceding clauses (a) and (b) is herein described as a “Computation Date” with respect to each Borrowing for which a Dollar Amount is determined on or as of such day.

SECTION 2.05.    Swingline Loans. 2.%2.%3. Subject to the terms and conditions set forth herein, the Swingline Lender may agree, but shall have no obligation, to make Swingline Loans in

(continued)
Page

Agreed Currencies to the Borrower from time to time during the Revolving Credit Availability Period, in an aggregate principal Dollar Amount at any time outstanding that will not, subject to fluctuations in currency exchange rates and Section 2.11(b), result in (i) subject to Section 2.04, the Dollar Amount of the aggregate principal amount of outstanding Swingline Loans exceeding the Swingline Sublimit, (ii) subject to Section 2.04, the Swingline Lender’s Revolving Credit Exposure exceeding its Revolving Commitment or (iii) the Dollar Amount of the Total Revolving Credit Exposure exceeding the aggregate Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.
(a)    To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by irrevocable written notice (via a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower), not later than ~~1:00 pm~~(x) in the case of a Swingline Loan denominated in Dollars, 3:00 p.m. and (y) in the case of a Swingline Loan denominated in any other Agreed Currency, 10:00 a.m., in each case, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day), applicable currency, Interest Period (in the case of a Eurocurrency Swingline Loan), Type and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall (subject to the Swingline Lender’s discretion to make Swingline Loans as set forth in Section 2.05(a)) make each Swingline Loan available to the Borrower by means of a credit to an account of the Borrower with the Administrative Agent designated for such purpose by ~~3:00~~5:00 p.m., Local Time, on the requested date of such Swingline Loan.
(b)    The Swingline Lender may by written notice given to the Administrative Agent require the Revolving Lenders to acquire participations in all or a portion of the Swingline Loans outstanding in the applicable Agreed Currency of such Swingline Loan or Loans. Such notice shall specify the aggregate amount and Agreed Currency of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans and the applicable Agreed Currency of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, promptly upon receipt of such notice from the Administrative Agent (and in any event, if such notice is received by ~~1:00 pm~~(x) in the case of a Swingline Loan denominated in Dollars, 3:00 p.m. and (y) in the case of a Swingline Loan denominated in any other Agreed Currency, 10:00 a.m., in each case, New York City time, on a Business Day, no later than 5:00 p.m., Local Time, on such Business Day and if received after ~~1:00 pm~~(x) in the case of a Swingline Loan denominated in Dollars, 3:00 p.m. and (y) in the case of a Swingline Loan denominated in any other Agreed Currency, 10:00 a.m., in each case, Local Time, on a Business Day, no later than 10:00 a.m., Local Time, on the immediately succeeding Business Day), to pay in the applicable Agreed Currency to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Notwithstanding the foregoing, upon the occurrence of (i) the Revolving Credit Maturity Date, (ii) any Event of Default described in Section 7.01(f), (iii) the date on which the Loans are accelerated, or (iv) the termination of the Revolving Commitments, each Revolving Lender shall be deemed to absolutely and unconditionally acquire participations in all of the Swingline Loans outstanding at such time in an amount equal to its Applicable Percentage of such Swingline Loans in each case without notice or any further action from the Swingline Lender, any Lender or the Administrative Agent (such occurrence an “Automatic Participation Event”). Upon the occurrence of an Automatic Participation Event, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, promptly upon receipt of such notice from the Administrative Agent (and in any event, if such notice is received by

(continued)
Page

~~1:00 pm~~(x) in the case of a Swingline Loan denominated in Dollars, 3:00 p.m. and (y) in the case of a Swingline Loan denominated in any other Agreed Currency, 10:00 a.m., in each case, Local Time, on a Business Day, no later than 5:00 p.m., Local Time, on such Business Day and if received after ~~1:00 pm~~(x) in the case of a Swingline Loan denominated in Dollars, 3:00 p.m. and (y) in the case of a Swingline Loan denominated in any other Agreed Currency, 10:00 a.m., in each case, Local Time, on a Business Day, no later than 10:00 a.m., Local Time, on the immediately succeeding Business Day), to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any obligation with respect to the payment thereof.
(c)    The Swingline Lender may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Swingline Lender and the successor Swingline Lender. The Administrative Agent shall notify the Revolving Lenders of any such replacement of the Swingline Lender. At the time any such replacement shall become effective, the Borrower shall pay all unpaid interest accrued for the account of the replaced Swingline Lender pursuant to Section 2.13(a). From and after the effective date of any such replacement, (i) the successor Swingline Lender shall have all the rights and obligations of the replaced Swingline Lender under this Agreement with respect to Swingline Loans made thereafter and (ii) references herein to the term “Swingline Lender” shall be deemed to refer to such successor or to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require. After the replacement of a Swingline Lender hereunder, the replaced Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to its replacement, but shall not be required to make additional Swingline Loans.
(d)    Subject to the appointment and acceptance of a successor Swingline Lender, the Swingline Lender may resign as a Swingline Lender at any time upon thirty (30) days’ prior written notice to the Administrative Agent, the Borrower and the Revolving Lenders, in which case, such Swingline Lender shall be replaced in accordance with Section 2.05(d) above.

(continued)
Page

SECTION 2.06.    [Intentionally Omitted].

SECTION 2.07.    Funding of Borrowings. 3.%2.%3. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof solely by wire transfer of immediately available funds (i) in the case of Loans denominated in Dollars, by ~~12:00 noon~~1:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders and (ii) in the case of each Loan denominated in a Foreign Currency, by 12:00 noon, Local Time, in the city of the Administrative Agent’s Eurocurrency Payment Office for such currency and at such Eurocurrency Payment Office for such currency; provided that (i) Term Loans shall be made as provided in Section 2.01(b) and Section 2.01(c) and (ii) Swingline Loans shall be made as provided in Section 2.05. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the funds so received in the aforesaid account of the Administrative Agent to (x) an account of the Borrower maintained with the Administrative Agent in New York City or Chicago and designated by the Borrower in the applicable Borrowing Request, in the case of Loans denominated in Dollars and (y) an account of the Borrower in the relevant jurisdiction and designated by the Borrower in the applicable Borrowing Request, in the case of Loans denominated in a Foreign Currency.
(a)    Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing (or in the case of an ABR Borrowing, prior to ~~12:00 noon~~1:00 p.m., New York City time, on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation (including without limitation the Overnight Foreign Currency Rate in the case of Loans denominated in a Foreign Currency) or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

SECTION 2.08.    Interest Elections. 4.%2.%3. Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurocurrency Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

(continued)
Page

(a)    To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election (by irrevocable written notice via an Interest Election Request signed by the Borrower) by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Notwithstanding any contrary provision herein, this Section shall not be construed to permit the Borrower to (i) change the currency of any Borrowing, (ii) elect an Interest Period for Eurocurrency Loans that does not comply with Section 2.02(d) or (iii) convert any Borrowing to a Borrowing of a Type not available under the Class of Commitments pursuant to which such Borrowing was made.
(b)    Each Interest Election Request shall specify the following information in compliance with Section 2.02:
(i)    the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);
(ii)    the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;
(iii)    whether the resulting Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; and
(iv)    if the resulting Borrowing is a Eurocurrency Borrowing, the Interest Period and Agreed Currency to be applicable thereto after giving effect to such election, which Interest Period shall be a period contemplated by the definition of the term “Interest Period”.
If any such Interest Election Request requests a Eurocurrency Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.
(c)    Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
(d)    If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period (i) in the case of a Borrowing denominated in Dollars, such Borrowing shall be converted to an ABR Borrowing and (ii) in the case of a Borrowing denominated in a Foreign Currency in respect of which the Borrower shall have failed to deliver an Interest Election Request prior to the third (3rd) Business Day preceding the end of such Interest Period, such Borrowing shall automatically continue as a Eurocurrency Borrowing in the same Agreed Currency with an Interest Period of one month unless such Eurocurrency Borrowing is or was repaid in accordance with Section 2.11. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing denominated in Dollars may be converted to or continued as a Eurocurrency Borrowing, (ii) unless repaid, each Eurocurrency Borrowing denominated in Dollars shall be converted to an ABR Borrowing at the end of the Interest Period applicable

(continued)
Page

thereto and (iii) unless repaid, each Eurocurrency Borrowing denominated in a Foreign Currency shall automatically be continued as a Eurocurrency Borrowing with an Interest Period of one month.

SECTION 2.09.    Termination and Reduction of Commitments. 5.%2.%3. Unless previously terminated, (i) the Term A-1 Loan Commitments shall terminate on the Term A-1 Loan Commitment Expiration Date, (ii) the Term A-2 Loan Commitments shall terminate on the Term A-2 Loan Commitment Expiration Date and (iii) the Revolving Commitments shall terminate on the Revolving Credit Maturity Date (subject to Section 2.23).
(a)    The Borrower may at any time terminate, or from time to time reduce, the Revolving Commitments; provided that (i) each reduction of the Revolving Commitments shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.11, the Dollar Amount of the Total Revolving Credit Exposure would exceed the aggregate Revolving Commitments.
(b)    The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or other transactions specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

SECTION 2.10.    Repayment and Amortization of Loans; Evidence of Debt. 6.%2.%3.  The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan on the Maturity Date in the currency of such Loan and (ii) to the Administrative Agent for the account of the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Maturity Date and the tenth (10th) Business Day after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans then outstanding and the proceeds of any such Borrowing shall be applied by the Administrative Agent to repay any Swingline Loans outstanding.
(a)    The Borrower shall repay the outstanding Term A-1 Loans on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments made in accordance with Section 2.11):

(continued)
Page

Date	Amount
The last Business Day of each of the first eight fiscal quarters of the Borrower occurring after the Trigger Date.	1.25% of the aggregate principal amount of Term A-1 Loans incurred on the Trigger Date.
The last Business Day of each of the first eight fiscal quarters of the Borrower occurring after the second anniversary of the Trigger Date.	1.875% of the aggregate principal amount of Term A-1 Loans incurred on the Trigger Date.
The last Business Day of each of the first six fiscal quarters of the Borrower occurring after the fourth anniversary of the Trigger Date.	2.50% of the aggregate principal amount of Term A-1 Loans incurred on the Trigger Date.

provided, however, that the final principal repayment installment of the Term A-1 Loans shall be repaid on the Term A-1 Loan Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Term A-1 Loans outstanding on such date.

(b)    To the extent not previously prepaid, all unpaid Term A-2 Loans shall be paid in full in Dollars by the Borrower on the Term A-2 Loan Maturity Date.
(c)    Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
(d)    The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class, Agreed Currency and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.
(e)    The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the Obligations.
(f)    Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form.

(continued)
Page

SECTION 2.11.    Prepayment of Loans.
(a)    The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (but subject to break funding payments required by Section 2.16), subject to prior notice in accordance with the provisions of this Section 2.11(a). The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by written notice (promptly followed by telephonic confirmation of such request) of any prepayment hereunder (i) in the case of prepayment of a Eurocurrency Borrowing, not later than 11:00 a.m., Local Time, three (3) Business Days (or such shorter period of time as the Administrative Agent may agree) before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 1:00 pm, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Revolving Borrowing shall be applied ratably to the Revolving Loans included in the prepaid Revolving Borrowing, each voluntary prepayment of a Term Loan Borrowing shall be applied ratably to the Term Loans included in the prepaid Term Loan Borrowing in such order of application as directed by the Borrower, and each mandatory prepayment of a Term Loan Borrowing shall be applied in accordance with Section 2.11(c). Prepayments shall be accompanied by (i) accrued interest to the extent required by Section 2.13 and (ii) any break funding payments required by Section 2.16.
(b)    If at any time, (i) other than as a result of fluctuations in currency exchange rates, (A) the aggregate principal Dollar Amount of the Total Revolving Credit Exposure (calculated, with respect to those Borrowings denominated in Foreign Currencies, as of the most recent Computation Date with respect to each such Borrowing) exceeds the aggregate Revolving Commitments or (B) the aggregate principal Dollar Amount of the Total Revolving Credit Exposure denominated in Foreign Currencies (the “Foreign Currency Exposure”) (so calculated), as of the most recent Computation Date with respect to each such Borrowing, exceeds the Foreign Currency Sublimit or (ii) solely as a result of fluctuations in currency exchange rates, (A) the aggregate principal Dollar Amount of the Total Revolving Credit Exposure (so calculated) exceeds 105% of the aggregate Revolving Commitments or (B) the Foreign Currency Exposure, as of the most recent Computation Date with respect to each such Borrowing, exceeds 105% of the Foreign Currency Sublimit, the Borrower shall in each case immediately repay Revolving Borrowings in an aggregate principal amount sufficient to cause (x) the aggregate Dollar Amount of the Total Revolving Credit Exposure (so calculated) to be less than or equal to the aggregate Revolving Commitments and (y) the Foreign Currency Exposure to be less than or equal to the Foreign Currency Sublimit, as applicable.
(c)    During the Asset Sale Prepayment Period, in the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any of its Subsidiaries in respect of any Prepayment Event, the Borrower shall, within five (5) Business Days after such Net Proceeds are received, prepay the Term Loans in an aggregate amount equal to 100% of such Net Proceeds or, if less, the amount of such Net Proceeds which causes the Total Leverage Ratio calculated on a pro forma basis for the most recent Measurement Period (after giving effect (including pro forma effect) to all mandatory prepayments

(continued)
Page

made pursuant to this Section 2.11(c) since the end of the most recent Measurement Period) not to exceed 3.50 to 1.00; provided that, if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Borrower or its relevant Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 365 days after receipt of such Net Proceeds, to reinvest in assets used or useful in the business of the Borrower and/or its Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds specified in such certificate; provided further that to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 365-day period (or within a period of 180 days thereafter if by the end of such initial 365-day period the Borrower or one or more Subsidiaries shall have entered into an agreement with an unaffiliated third party to acquire such assets with such Net Proceeds), at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied. All mandatory prepayment amounts pursuant to this Sections 2.11(c) shall be applied, first, to the Term A-2 Loans, second, to installments of the Term A-1 Loans in direct order of maturity for the next four (4) scheduled payments pursuant to Section 2.10(b) and, third, to the remaining scheduled installments of the Term A-1 Loans pursuant to Section 2.10(b) on a pro rata basis. Notwithstanding the foregoing, if the Bridge Facility is funded, none of the Term Loans shall be required to be prepaid pursuant to this Section 2.11(c) to the extent the Net Proceeds of any Prepayment Event are used to repay any amounts outstanding under the Bridge Facility. For purposes of the foregoing, “Asset Sale Prepayment Period” means the period commencing on the Trigger Date and ending on the first subsequent date, if any, on which either of the following conditions is satisfied: (i) the Total Leverage Ratio is less than or equal to 3.50 to 1.00 as of the last day of any Measurement Period occurring after the Trigger Date or (ii) the Total Leverage Ratio calculated on a pro forma basis for the most recent Measurement Period (after giving effect (including pro forma effect) to all mandatory prepayments made pursuant to this Section 2.11(c) since the end of the most recent Measurement Period) shall not exceed 3.50 to 1.00. Notwithstanding the foregoing, on and after the Amendment No. 1 Effective Date, (i) in the event and on each occasion that any Net Proceeds received by or on behalf of the Borrower or any of its Subsidiaries in respect of a Prepayment Event constituting Dispositions of the Specified Sale Process Assets, the Borrower shall, to the extent a prepayment is required pursuant to the foregoing requirements of this Section 2.11(c), within five (5) Business Days after such Net Proceeds are received, prepay the Loans and apply such Net Proceeds as follows: (x) $500,000,000 of such Net Proceeds shall be applied to the Term A-2 Loans, (y) $352,000,000 of such Net Proceeds shall be applied to the Term A-1 Loans first, to installments of the Term A-1 Loans in direct order of maturity for the next four (4) scheduled payments pursuant to Section 2.10(b) and, second, to the remaining scheduled installments of the Term A-1 Loans pursuant to Section 2.10(b) on a pro rata basis and (z) the balance of such Net Proceeds shall be applied to outstanding Revolving Borrowings as directed by the Borrower; (ii) in the event and on each occasion that any Net Proceeds received by or on behalf of the Borrower or any of its Subsidiaries in respect of a Prepayment Event constituting Dispositions of the Specified Assets, the Borrower shall, to the extent a prepayment is required pursuant to the foregoing requirements of this Section 2.11(c), within five (5) Business Days after such Net Proceeds are received, prepay the Loans and apply such Net Proceeds as elected by the Borrower to (x) the remaining scheduled installments of the Term A-1 Loans pursuant to Section 2.10(b) on a pro rata basis, or (y) the outstanding Revolving Borrowings in such order of application as directed by the Borrower, or (z) to a combination of the foregoing.

SECTION 2.12.    Fees. 7.%2.%3. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at the applicable Commitment Fee Rate (as specified in the definition of “Applicable Rate”) on the daily average amount of the Available Revolving Commitment of such Lender during the period from and including the date that is the earlier of (i) 60 days after the Effective Date and (ii) the Trigger Date to but excluding the date on which such

(continued)
Page

Commitment terminates. Commitment fees accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the fifteenth (15th) day following such last day and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any commitment fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).
(a)    The Borrower agrees to pay to the Administrative Agent, for the account of each Term Lender, a ticking fee at the applicable Commitment Fee Rate (as specified in the definition of “Applicable Rate”) on the amount of such Term Lender’s Term Loan Commitment, which ticking fee shall accrue during the period from and including the date that is 60 days after the Effective Date to but excluding the date on which such Commitment terminates. Accrued ticking fees, to the extent not previously paid, shall be payable in arrears on April 15, 2019 and on the date on which the Term Loan Commitments terminate, commencing on the first such date to occur after the date hereof.
(b)    The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.
(c)    All fees payable hereunder shall be paid on the dates due, in Dollars (except as otherwise expressly provided in this Section 2.12) and immediately available funds, to the Administrative Agent for distribution, in the case of commitment fees and participation fees, to the applicable Lenders. Fees paid shall not be refundable under any circumstances.

SECTION 2.13.    Interest. 8.%2.%3. The Loans comprising each ABR Borrowing (other than any Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.
(a)    Each Swingline Loan shall bear interest at a rate per annum (i) in the case of a Swingline Loan denominated in Dollars, the Alternate Base Rate plus the Applicable Rate or (ii) in the case of a Swingline Loan denominated in a Foreign Currency, the Eurocurrency Swingline Rate plus the Applicable Rate. The Loans comprising each Eurocurrency Borrowing (other than any Eurocurrency Swingline Borrowing) shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.
(b)    Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.
(c)    Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Credit Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion

(continued)
Page

of any Eurocurrency Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.
(d)    All interest hereunder shall be computed on the basis of a year of 360 days, except that interest (i) computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and (ii) for Borrowings denominated in Pounds Sterling shall be computed on the basis of a year of 365 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.
(e)    Interest in respect of Loans denominated in Dollars shall be paid in Dollars, and interest in respect of Loans denominated in a Foreign Currency shall be paid in such Foreign Currency.

SECTION 2.14.    Alternate Rate of Interest.
(a)    If at the time that the Administrative Agent shall seek to determine the LIBO Screen Rate on the Quotation Day for any Interest Period for a Eurocurrency Borrowing, the LIBO Screen Rate shall not be available for such Interest Period and/or for the applicable currency with respect to such Eurocurrency Borrowing for any reason, and the Administrative Agent shall reasonably determine that it is not possible to determine the Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error), then the Reference Bank Rate shall be the LIBO Rate for such Interest Period for such Eurocurrency Borrowing; provided that if the Reference Bank Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, however, that if less than two Reference Banks shall supply a rate to the Administrative Agent for purposes of determining the LIBO Rate for such Eurocurrency Borrowing, (i) if such Borrowing shall be requested in Dollars, then such Borrowing shall be made as an ABR Borrowing at the Alternate Base Rate and (ii) if such Borrowing shall be requested in any Foreign Currency, the LIBO Rate shall be equal to the rate determined by the Administrative Agent in its reasonable discretion after consultation with the Borrower and consented to in writing by the Required Lenders (the “Alternative Rate”); provided, however, that until such time as the Alternative Rate shall be determined and so consented to by the Required Lenders, Borrowings shall not be available in such Foreign Currency. It is hereby understood and agreed that, notwithstanding anything to the contrary set forth in this Section 2.14(a), if at any time the conditions set forth in Section 2.14(c)(i) or (ii) are in effect, the provisions of this Section 2.14(a) shall no longer be applicable for any purpose of determining any alternative rate of interest under this Agreement and Section 2.14(c) shall instead be applicable for all purposes of determining any alternative rate of interest under this Agreement.
(b)    If prior to the commencement of any Interest Period for a Eurocurrency Borrowing:
(i)    the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable (including because the LIBO Screen Rate is not available or published on a current basis), for the applicable currency and such Interest Period; provided that no Benchmark Transition Event shall have occurred at such time; or

(continued)
Page

(ii)    the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for the applicable currency and such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for the applicable currency and such Interest Period;
then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing in the applicable currency or for the applicable Interest Period, as the case may be, shall be ineffective, (ii) if any Borrowing Request requests a Eurocurrency Borrowing in Dollars, such Borrowing shall be made as an ABR Borrowing and (iii) if any Borrowing Request requests a Eurocurrency Borrowing in a Foreign Currency, then the LIBO Rate for such Eurocurrency Borrowing shall be the Alternative Rate; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.
(c)    Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace the LIBO Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower, so long as the Administrative Agent has not received, by such time, written notice of objection to such proposed amendment from Lenders comprising the Required Lenders; provided that, with respect to any proposed amendment containing any SOFR-Based Rate, the Lenders shall be entitled to object only to the Benchmark Replacement Adjustment contained therein. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of LIBO Rate with a Benchmark Replacement will occur prior to the applicable Benchmark Transition Start Date.
(d)    In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(e)    The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion

(continued)
Page

and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.14.
(f)    Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing in the applicable currency or for the applicable Interest Period, as the case may be, shall be ineffective, (ii) if any Borrowing Request requests a Eurocurrency Borrowing in Dollars, such Borrowing shall be made as an ABR Borrowing and (iii) if any Borrowing Request requests a Eurocurrency Borrowing in a Foreign Currency, then such request shall be ineffective.

SECTION 2.15.    Increased Costs. 9.%2.%3. If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate);
(ii)    impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or participation therein; or
(iii)    subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;
and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered as reasonably determined by the Administrative Agent or such Lender (which determination shall be made in good faith (and not on an arbitrary or capricious basis) and generally consistent with similarly situated customers of the Administrative Agent or such Lender under agreements having provisions similar to this Section 2.15, after consideration of such factors as the Administrative Agent or such Lender, as applicable, then reasonably determines to be relevant).
(b)    If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made

(continued)
Page

by, or participations in Swingline Loans held by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered as reasonably determined by the Administrative Agent or such Lender (which determination shall be made in good faith (and not on an arbitrary or capricious basis) and generally consistent with similarly situated customers of the Administrative Agent or such Lender, as applicable, under agreements having provisions similar to this Section 2.15, after consideration of such factors as the Administrative Agent or such Lender, as applicable, then reasonably determines to be relevant).
(c)    A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender, as the case may be, the amount shown as due on any such certificate within thirty (30) days after receipt thereof.
(d)    Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.16.    Break Funding Payments. In the event of (a) the payment of any principal of any Eurocurrency Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.11), (b) the conversion of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurocurrency Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(a) and is revoked in accordance therewith) or (d) the assignment of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19 or 9.02(e), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense arising from such event. Such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the relevant currency of a comparable amount and period from other banks in the eurocurrency market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within thirty (30) days after receipt thereof.

(continued)
Page

SECTION 2.17.    Taxes. 10.%2.%3. Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(a)    Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.
(b)    Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(c)    Indemnification by the Loan Parties. The Loan Parties shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(d)    Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(continued)
Page

(e)    Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(i)    Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person:
(A)    any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(1)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)    in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed copy of IRS Form W-8ECI;

(continued)
Page

(3)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E; or
(4)    to the extent a Foreign Lender is not the beneficial owner, an executed copy of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner;
(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(continued)
Page

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(f)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(g)    Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
(h)    Defined Terms. For purposes of this Section 2.17, the term “applicable law” includes FATCA.

SECTION 2.18.    Payments Generally; Allocations of Proceeds; Pro Rata Treatment; Sharing of Setoffs.
(a)    The Borrower shall make each payment or prepayment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to (i) in the case of payments denominated in Dollars, 12:00 noon, New York City time and (ii) in the case of payments denominated in a Foreign Currency, 12:00 noon, Local Time, in the city of the Administrative Agent’s Eurocurrency Payment Office for such currency, in each case on the date when due or the date fixed for any prepayment hereunder, in immediately available funds, without setoff, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made (i) in the same currency in which the applicable Borrowing was made (or where such currency has been converted to euro, in euro) and (ii) to the Administrative Agent at its offices at 10 South Dearborn Street, Chicago, Illinois 60603 or, in the case of a Borrowing denominated in a Foreign Currency, the Administrative Agent’s Eurocurrency Payment Office for such currency, except payments to be made directly to the Swingline Lender as expressly provided herein and except that payments

(continued)
Page

pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments denominated in the same currency received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Notwithstanding the foregoing provisions of this Section, if, after the making of any Borrowing in any Foreign Currency, currency control or exchange regulations are imposed in the country which issues such currency with the result that the type of currency in which the Borrowing was made (the “Original Currency”) no longer exists or the Borrower is not able to make payment to the Administrative Agent for the account of the Lenders in such Original Currency, then all payments to be made by the Borrower hereunder in such currency shall instead be made when due in Dollars in an amount equal to the Dollar Amount (as of the date of repayment) of such payment due, it being the intention of the parties hereto that the Borrower takes all risks of the imposition of any such currency control or exchange regulations.
(b)    At any time that payments are not required to be applied in the manner required by Section 7.03, if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.
(c)    At the election of the Administrative Agent, all payments of principal, interest, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees and expenses pursuant to Section 9.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder whether made following a request by the Borrower pursuant to Section 2.03 or a deemed request as provided in this Section or may be deducted from any deposit account of the Borrower maintained with the Administrative Agent. The Borrower hereby irrevocably authorizes (i) the Administrative Agent to make a Borrowing for the purpose of paying each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents and agrees that all such amounts charged shall constitute Loans (including Swingline Loans) and that all such Borrowings shall be deemed to have been requested pursuant to Section 2.03 or 2.05, as applicable and (ii) the Administrative Agent to charge any deposit account of the Borrower maintained with the Administrative Agent for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents.
(d)    If, except as expressly provided herein, any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in Swingline Loans and accrued interest thereon than the proportion received by any other similarly situated Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by all such Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant

(continued)
Page

to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Swingline Loans to any assignee or participant, other than to the Borrower of any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.
(e)    Unless the Administrative Agent shall have received, prior to any date on which any payment is due to the Administrative Agent for the account of the Lenders pursuant to the terms of this Agreement or any other Loan Document (including any date that is fixed for prepayment by notice from the Borrower to the Administrative Agent pursuant to Section 2.11(b)), notice from the Borrower that the Borrower will not make such payment or prepayment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the relevant Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the relevant Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation (including without limitation the Overnight Foreign Currency Rate in the case of Loans denominated in a Foreign Currency).

SECTION 2.19.    Mitigation Obligations; Replacement of Lenders. 11.%2.%3. If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the good-faith judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(a)    If (i) any Lender requests compensation under Section 2.15, (ii) the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 or (iii) any Lender becomes a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.15 or 2.17) and obligations under this Agreement and the other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) to the extent such consent would be required pursuant to Section 9.04(b), the Borrower shall have received the prior written consent of the Administrative Agent (and if a Revolving Commitment is being assigned, the Swingline Lender), which consent shall not unreasonably be withheld, delayed or conditioned, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Swingline Loans, accrued interest thereon, accrued

(continued)
Page

fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that (a) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (b) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto.

SECTION 2.20.    Incremental Facilities.
(a)    The Borrower may at any time or from time to time after the Trigger Date, by notice to the Administrative Agent, request one or more additional tranches of Term Loans (which may take the form of an increase in the principal amount of any existing tranche of Term Loans) (the “Incremental Term Loans”) or increases in the aggregate amount of Revolving Commitments (each such increase a “Incremental Revolving Commitment”; Incremental Term Loans and Incremental Revolving Commitments are collectively referred to herein as the “Incremental Facilities”); provided that, no Incremental Term Loans may be made and no Incremental Revolving Commitments may become effective unless, (i) subject to, with consent of the Additional Lenders and existing Lenders collectively providing such Incremental Facilities, customary “SunGard” limitations to the extent the proceeds of any Incremental Facilities are being used to finance a Permitted Acquisition or other permitted Investment, on the proposed date of the making of such Incremental Term Loans or the effectiveness of such Incremental Revolving Commitments, as applicable, (A) the conditions set forth in clauses (a) and (b) of Section 4.03 shall be satisfied or waived by the Required Lenders and the Administrative Agent shall have received a certificate on behalf of the Borrower to that effect dated such date and executed by a Financial Officer of the Borrower and (B) the Borrower shall be in compliance (on a pro forma basis, assuming full drawing under the applicable Incremental Facility) with the covenants contained in Section 5.13 and (ii) the Administrative Agent shall have received (x) such legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other documents as shall reasonably be requested by the Administrative Agent in connection with any such transaction and (y) such reaffirmation agreements ~~with respect to the guaranty provided in Article X hereof~~and/or such amendments to the Collateral Documents (if any) as may be reasonably requested by the Administrative Agent in order to ensure that such Incremental Facilities are provided with the benefit of ~~such guaranty~~the applicable Loan Documents. Notwithstanding anything to the contrary herein, the aggregate Dollar Amount (calculated as of the date such Debt was incurred, in the case of Incremental Term Loans, or first committed, in the case of Incremental Revolving Commitments) of all Incremental Facilities shall not exceed the sum of (A) $800,000,000 plus (B) the amount of any voluntary prepayments of the Term Loans and voluntary permanent reductions of the Revolving Commitments effected after the Trigger Date (it being understood that any prepayment of Term Loans with the proceeds of substantially concurrent borrowings of new Loans hereunder or any reduction of Revolving Commitments in connection with a

(continued)
Page

substantially concurrent issuance of new revolving commitments hereunder shall not increase the calculation of the amount under this clause (B)) plus (C) an unlimited additional amount such that, in the case of this clause (C) only, after giving effect (including pro forma effect) thereto (assuming full drawing under such Incremental Facilities), the Total Leverage Ratio calculated on a pro forma basis for the most recent Measurement Period shall not exceed 3.50 to 1.00 (other than to the extent such Incremental Facilities are incurred pursuant to this clause (C) concurrently with the incurrence of Incremental Facilities in reliance on clause (A) above, in which case the Total Leverage Ratio shall be permitted to exceed 3.50 to 1.00 to the extent of such Incremental Facilities incurred in reliance on such clause (A)); provided that, for the avoidance of doubt, Incremental Facilities may be incurred pursuant to this clause (C) prior to utilization of the amount set forth in clause (A) above. Each Incremental Facility shall be in an integral multiple of $25,000,000 and be in an aggregate principal amount that is not less than $25,000,000, provided that such amount may be less than the applicable minimum amount if such amount represents all the remaining availability hereunder as set forth above. Each such notice shall specify (A) the date on which the Borrower proposes that the Incremental Revolving Commitments or the Incremental Term Loans, as applicable, shall be effective, which shall be a date not less than ten (10) Business Days (or such shorter period as may be agreed to by the Administrative Agent) after the date on which such notice is delivered to the Administrative Agent and (B) the amount of the Incremental Revolving Commitments or Incremental Term Loans, as applicable, being requested.
(b)    Each Incremental Facility shall be secured by a pari passu Lien on the Collateral (and no other property) during the Collateral Period on terms and conditions applicable to the existing Term Loans and existing Revolving Commitments. No Subsidiary shall be a borrower or a guarantor under any Incremental Facility unless such Subsidiary is a Loan Party which shall have previously or substantially concurrently guaranteed or borrowed, as applicable, the Obligations. Each Incremental Revolving Commitment shall be on terms and pursuant to documentation applicable to the existing Revolving Commitments. The Incremental Term Loans (i) if made as an increase in the principal amount of any existing tranche of Term Loans, shall have terms identical to those applicable to such Term Loans, (ii) shall rank pari passu or junior in right of payment with the Revolving Loans, (iii) shall not mature earlier than the Latest Maturity Date (but may have amortization and/or customary prepayments prior to such date), (iv) except as set forth above, shall be treated substantially the same as (and in any event, no more favorably than) the Term Loans and (v) will accrue interest at rates determined by the Borrower and the lenders providing such Incremental Term Loans. For the avoidance of doubt, upon the effectiveness of any Incremental Revolving Commitment, the Revolving Credit Exposure of the Lender holding such Incremental Revolving Commitment, and the Applicable Percentage of all the Revolving Lenders, shall automatically be adjusted to give effect thereto. On the date of effectiveness of any Incremental Revolving Commitments, each Revolving Lender shall assign to each Lender holding such Incremental Revolving Commitment, and each such Lender holding such Incremental Revolving Commitment shall purchase from each Revolving Lender, at the principal amount thereof (together with accrued interest), such interests in the Revolving Loans and participations Swingline Loans outstanding on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans and participations in Swingline Loans will be held by all the Revolving Lenders ratably in accordance with their Applicable Percentages after giving effect to the effectiveness of such Incremental Revolving Commitment. The Administrative Agent shall notify the Lenders promptly upon receipt by the Administrative Agent of any notice from the Borrower referred to in Section 2.20(a) and of the effectiveness of any Incremental Facility, in each case advising the Lenders of the details thereof and, in the case of effectiveness of any Incremental Revolving Commitments, of the Applicable Percentages of the Revolving Lenders after giving effect thereto and of the assignments required to be made pursuant to this Section 2.20(a).

(continued)
Page

(c)    Incremental Facilities may be provided by any existing Lender (provided that no existing Lender shall have (x) an obligation to provide all or any portion of any Incremental Facility unless it so agrees in writing as provided in this Section 2.20 or (y) the right to provide all or any portion of any Incremental Facility) or by other bank, financial institution or other institutional lender or investor (other than an Ineligible Institution) (any such other bank, financial institution or other institutional lender or investor being called an “Additional Lender”); provided that, the Administrative Agent and the Swingline Lender shall have consented (such consent not to be unreasonably withheld) to such Lender or Additional Lender providing such Incremental Facility, to the extent such consent would be required under Section 9.04(b) for an assignment of Loans or Commitments to such Lender or Additional Lender. Commitments in respect of Incremental Facilities shall become Commitments under this Agreement pursuant to an amendment or amendment and restatement (each, an “Incremental Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section. The effectiveness of any Incremental Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.03 and such other conditions as the parties thereto shall agree. The Borrower will use the proceeds of the Incremental Facilities for any purpose not prohibited by this Agreement.
(d)    This Section 2.20 shall supersede any provisions in Section 2.18(d) or Section 9.02 to the contrary.

SECTION 2.21.    Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from the Borrower hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s main New York City office on the Business Day preceding that on which final, non‑appealable judgment is given. The obligations of the Borrower in respect of any sum due to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Administrative Agent, as the case may be, in the specified currency, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Administrative Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 2.18, such Lender or the Administrative Agent, as the case may be, agrees to remit such excess to the Borrower.

(continued)
Page

SECTION 2.22.    Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(a)    fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.12(a);
(b)    any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 7.03 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Swingline Lender hereunder; third, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fourth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fifth, to the payment of any amounts owing to the Lenders or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; sixth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; and seventh, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 4.03 were satisfied or waived, such payment shall be applied solely to pay the Loans of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrower’s obligations corresponding to such Defaulting Lender’s Swingline Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (d) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto;
(c)    the Commitment and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders, the Required Revolving Lenders, the Required Term Lenders, the Required Term A-1 Lenders or the Required Term A-2 Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided, that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders directly affected thereby shall not, except as otherwise provided in Section 9.02, require the consent of such Defaulting Lender in accordance with the terms hereof;
(d)    if any Swingline Exposure exists at the time such Lender becomes a Defaulting Lender then:

(continued)
Page

(i)    all or any part of the Swingline Exposure of such Defaulting Lender (other than the portion of such Swingline Exposure referred to in clause (b) of the definition of such term) shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent that such reallocation does not, as to any non-Defaulting Lender, cause such non-Defaulting Lender’s Revolving Credit Exposure to exceed its Revolving Commitment; and
(ii)    if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one (1) Business Day following notice by the Administrative Agent prepay such Swingline Exposure;
(e)    so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan, unless it is satisfied that the related exposure will be 100% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.22(d), and Swingline Exposure related to any such newly made Swingline Loan shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.22(d)(i) (and such Defaulting Lender shall not participate therein).
If (i) a Bankruptcy Event or a Bail-In Action with respect to a Lender Parent shall occur following the date hereof and for so long as such event shall continue or (ii) the Swingline Lender has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan, unless the Swingline Lender shall have entered into arrangements with the Borrower or such Lender, satisfactory to the Swingline Lender to defease any risk to it in respect of such Lender hereunder.
In the event that the Administrative Agent, the Borrower, the Swingline Lender agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.

SECTION 2.23.    Extension of Maturity Date.
(a)    Requests for Extension. The Borrower may, by notice to the Administrative Agent (who shall promptly notify the applicable Class of Lenders) at any time, request that each applicable Lender extend such Lender’s Revolving Credit Maturity Date, Term A-1 Loan Maturity Date or Term A-2 Loan Maturity Date, as the case may be (the “Applicable Maturity Date”), to a date (the “Extended Maturity Date” and the date on which such extension becomes effect, the “Extension Date”) that is after the Applicable Maturity Date then in effect with respect to such Class for such Lender. For the avoidance of doubt, the Borrower may request extensions of any Class without requesting an extension of the other Class.

(continued)
Page

(b)    Lender Elections to Extend. Each Lender of the applicable Class, acting in its sole and individual discretion, shall, by notice to the Administrative Agent (which shall be irrevocable unless the Borrower otherwise consents in writing in its sole discretion) given not later than the date that is 15 days after the date on which the Administrative Agent received the Borrower’s extension request (the “Lender Notice Date”), advise the Administrative Agent whether or not such Lender agrees to such extension (each Lender of the applicable Class that determines to so extend its Applicable Maturity Date, an “Extending Lender”). Each Lender of the applicable Class that determines not to so extend its Applicable Maturity Date (a “Non-Extending Lender”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Lender Notice Date), and any Lender of the applicable Class that does not so advise the Administrative Agent on or before the Lender Notice Date shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree, and it is understood and agreed that no Lender shall have any obligation whatsoever to agree to any request made by the Borrower for extension of the Applicable Maturity Date.
(c)    Notification by Administrative Agent. The Administrative Agent shall notify the Borrower of each applicable Lender’s determination under this Section promptly after the Administrative Agent’s receipt thereof and, in any event, no later than the date that is 15 days prior to the applicable proposed Extension Date (or, if such date is not a Business Day, on the next preceding Business Day).
(d)    Additional Commitment Lenders. The Borrower shall have the right, but shall not be obligated, on or before the Applicable Maturity Date for any Non-Extending Lender to replace such Non-Extending Lender with, and add as a “Revolving Lender” (in the case of any extension of the Revolving Credit Maturity Date), as a “Term A- 1 Lender” (in the case of any extension of the Term A-1 Loan Maturity Date) or as a “Term A-2 Lender” (in the case of any extension of the Term A-2 Loan Maturity Date) under this Agreement in place thereof, one or more financial institutions that are not Ineligible Institutions (each, an “Additional Commitment Lender”) approved by the Administrative Agent in accordance with the procedures provided in Section 2.19(b), each of which applicable Additional Commitment Lenders shall have entered into an Assignment and Assumption (in accordance with and subject to the restrictions contained in Section 9.04, with the Borrower or replacement Lender obligated to pay any applicable processing or recordation fee) with such Non-Extending Lender, pursuant to which such Additional Commitment Lenders shall, effective on or before the Applicable Maturity Date for such Non-Extending Lender, assume a Revolving Commitment, Term A-1 Loans and/or Term A-2 Loans, as the case may be (and, if any such Additional Commitment Lender is already a Lender of the applicable Class, its Revolving Commitment, its outstanding Term A-1 Loans and/or its outstanding Term A-2 Loans, as applicable, so assumed shall be in addition to such Lender’s Revolving Commitment, its outstanding Term A-1 Loans and/or its outstanding Term A-2 Loans, as applicable, hereunder on such date). Prior to any Non-Extending Lender being replaced by one or more Additional Commitment Lenders pursuant hereto, such Non-Extending Lender may elect, in its sole discretion, by giving irrevocable notice thereof to the Administrative Agent and the Borrower (which notice shall set forth such Lender’s new Applicable Maturity Date), to become an Extending Lender. The Administrative Agent may effect such amendments to this Agreement as are reasonably necessary to provide for any such extensions with the consent of the Borrower but without the consent of any other Lenders
(e)     Minimum Extension Requirement. If (and only if) the total of the applicable Revolving Commitments or the applicable outstanding Term Loans of the Lenders of the applicable Class that have agreed to extend their Applicable Maturity Date and the new or increased Revolving Commitments or the applicable newly assumed outstanding Term Loans of the applicable Class of any Additional Commitment Lenders is more than 50% of the aggregate amount of the Revolving Commitments or the applicable outstanding Term Loans, as applicable, in effect immediately prior to the applicable Extension Date, then, effective as of the applicable Extension Date, the Applicable Maturity Date of each Extending

(continued)
Page

Lender and of each Additional Commitment Lender of the applicable Class shall be extended to the Extended Maturity Date (except that, if such date is not a Business Day, such Applicable Maturity Date as so extended shall be the next preceding Business Day) and each Additional Commitment Lender of such Class shall thereupon become a “Revolving Lender”, a “Term A-1 Lender” and/or a “Term A-2 Lender”, as the case may be, for all purposes of this Agreement and shall be bound by the provisions of this Agreement as a Revolving Lender, Term A-1 Lender, and/or Term A-2 Lender, as the case may be, hereunder and shall have the obligations of a Revolving Lender, Term A-1 Lender and/or a Term A-2 Lender, as the case may be, hereunder.
(f)    Conditions to Effectiveness of Extension. Notwithstanding the foregoing, any extension of any Maturity Date pursuant to this Section 2.23 shall not be effective with respect to any Extending Lender and each Additional Commitment Lender unless:
(i)    no Default or Event of Default shall have occurred and be continuing on the applicable Extension Date and immediately after giving effect thereto;
(ii)    the representations and warranties of the Borrower set forth in this Agreement shall be true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the applicable Extension Date and immediately after giving effect thereto, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and
(iii)    the Administrative Agent shall have received a certificate from the Borrower signed by a Financial Officer of the Borrower (A) certifying the accuracy of the foregoing clauses (i) and (ii) and (B) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such extension (or to the extent the resolutions delivered on the Effective Date approve such matters, a certification from the Borrower that the resolutions delivered on the Effective Date remain in full force and effect and have not been amended or otherwise modified since the adoption thereof).
(g)    Maturity Date for Non-Extending Lenders. On the Applicable Maturity Date of each Non-Extending Lender, (i) to the extent of the Revolving Commitments and Term Loans of each Non-Extending Lender of the relevant Class not assigned to the Additional Commitment Lenders of such Class, the Revolving Commitment of each Non-Extending Lender of such Class shall automatically terminate and (ii) the Borrower shall repay such Non-Extending Lender of such Class in accordance with Section 2.10 (and shall pay to such Non-Extending Lender all of the other Obligations due and owing to it under this Agreement) and after giving effect thereto shall prepay any Loans of the applicable Class outstanding on such date (and pay any additional amounts required pursuant to Section 2.16) to the extent necessary to keep outstanding Loans of the applicable Class ratable with any revised Applicable Percentages of the respective Lenders of such Class effective as of such date, and the Administrative Agent shall administer any necessary reallocation of the applicable Credit Exposures (without regard to any minimum borrowing, pro rata borrowing and/or pro rata payment requirements contained elsewhere in this Agreement).
(h)    Conflicting Provisions. This Section shall supersede any provisions in Section 2.18 or Section 9.02 to the contrary.

(continued)
Page

ARTICLE III

Representations and Warranties
The Loan Parties represent and warrant to the Administrative Agent and the Lenders that:

SECTION 3.01.    Existence, Qualification and Power. Each Loan Party (a) is a legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) is duly qualified in every jurisdiction in which such qualification is required and (c) has all requisite power and authority (including, without limitation, all material Governmental Authorizations, which Governmental Authorizations are current and valid) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted, except in the case of clauses (b) and (c) where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.02.    Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or is to be a party, and the consummation of the transactions contemplated thereby, are within such Loan Party’s corporate (or other) powers, have been duly authorized by all necessary corporate (or other) action, and do not (a) contravene such Loan Party’s Organization Documents, (b) violate any law, rule, regulation (including, without limitation, Regulation X of the Board), order, writ, judgment, injunction, decree, determination or award, (c) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any material contract, loan agreement, indenture, or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties the effect of which could reasonably be expected to result in a Material Adverse Effect, or (d) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, or other instrument, the violation or breach of which could be reasonably likely to have a Material Adverse Effect.

SECTION 3.03.    Governmental Authorization; Other Consents. No Governmental Authorization, and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery or performance by, or enforcement against, any Loan Party of any Loan Document to which it is a party.

SECTION 3.04.    Binding Effect. This Agreement has been, and each other Loan Document when delivered will have been, duly executed and delivered by each Loan Party. This Agreement is, and each other Loan Document when delivered will be, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms subject to the

(continued)
Page

effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law).

SECTION 3.05.    Litigation. There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or, to the knowledge of the Borrower, threatened before any Governmental Authority or arbitrator that (i) could reasonably be expected to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby.

SECTION 3.06.    Financial Statements; No Material Adverse Effect.
(a)    The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.
(b)    Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.
(c)    No Default exists.

SECTION 3.07.    Disclosure. No written information, exhibit or report furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation and syndication of the Loan Documents or pursuant to the terms of the Loan Documents (as modified or supplemented by other information so furnished), taken as a whole, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, in each case, with respect to such written information, exhibit or report furnished on or prior to the Effective Date, as of the Effective Date; provided that with respect to projected financial information, the Loan Parties represent only that such information was proposed in good faith based upon assumptions believed to be reasonable at the time, it being understood that projections are subject to uncertainties and contingencies beyond the control of the Loan Parties and that no assurances can be given that such projections will be realized.

SECTION 3.08.    Margin Regulations. Neither the Borrower nor any of its Subsidiaries are engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Borrowing will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

(continued)
Page

SECTION 3.09.    Investment Company Act. No Loan Party is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.

SECTION 3.10.    Solvency. The Borrower is, together with its Subsidiaries, Solvent.

SECTION 3.11.    ERISA Compliance.
(a)    Except as could not reasonably be expected to result in a Material Adverse Effect, the Borrower and each ERISA Affiliate have complied with their obligations under the Pension Funding Rules with respect to each Plan subject to Pension Funding Rules, and no application for a funding waiver or an extension of any amortization period pursuant to Pension Funding Rules has been made with respect to any Plan.
(b)    There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(c)    (i) No ERISA Event likely to result in a material liability for any Loan Party has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability that could reasonably be expected to result in a Material Adverse Effect; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any material liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could reasonably be expected to be subject to Sections 4069 or 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator pursuant to Section 4041(c) of ERISA thereof.

SECTION 3.12.    Environmental Compliance. There are no facts, circumstances or conditions relating to the past or present business or operations of the Borrower and its Subsidiaries or, to the knowledge of the Responsible Officers, any of their respective predecessors (including with respect to the disposal of any wastes, Hazardous Materials or other materials), or to any past or present property of the Borrower or any of its Subsidiaries, that could reasonably be expected to give rise to any, or that have given rise to any, Environmental Liability, Environmental Action or to any claim, proceeding or other liability under any Environmental Law, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

SECTION 3.13.    Taxes. Except as disclosed in writing to the Administrative Agent prior to the Effective Date, each Loan Party and each of its Subsidiaries has filed, has caused to be filed or has been included in all material tax returns (federal, state, local and foreign) required to

(continued)
Page

be filed and has paid all taxes shown thereon to be due or payable on such returns and has paid any assessments received by or with respect to any Loan Party or any such return, except taxes or assessments that are being contested in good faith by appropriate proceedings and for which such Loan Party or Subsidiary, as the case may be, shall have set aside on its books appropriate reserves to the extent required by GAAP. There are no pending audits, proceedings or actions related to the assessment or collection of taxes against any Loan Party or Subsidiary that could have a Material Adverse Effect.

SECTION 3.14.    Use of Proceeds.
(a)     All proceeds of the Term Loans will be used only to finance the DJO Acquisition, for the Trigger Date Borrower Refinancing and the Trigger Date Target Refinancing and to pay Transaction Costs.
(b)    All proceeds of the Revolving Loans and the Swing Line Loans will be used for the Trigger Date Borrower Refinancing, the Trigger Date Target Refinancing, the working capital and general corporate purposes of the Borrower and its Subsidiaries or to pay fees and expenses in connection with this Agreement, any other Loan Document, the Trigger Date Borrower Refinancing and the Trigger Date Target Refinancing.

SECTION 3.15.    Anti-Corruption Laws; Anti-Terrorism Laws; OFAC.
(a)    The Borrower and each other Loan Party has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by itself and its Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Corruption Laws, Sanctions Laws and Regulations.
(b)    The Borrower and each other Loan Party, their respective directors, officers, employees, and, to the knowledge of the Borrower, brokers and other agents acting or benefiting in any capacity in connection with any Facility, and each shareholder of the Borrower and any Loan Party (excluding any public shareholders of the Borrower other than the Equity Investors and their Affiliates), Subsidiaries, and affiliates:
(i)    is in compliance in all material respects with applicable Anti-Corruption Laws, applicable Sanctions Laws and Regulations and, to the knowledge of the Borrower, is not subject to any pending investigation or enforcement action in connection therewith;
(ii)    is not a Designated Person or owned or controlled by a Designated Person; and
(iii)    is not involved in any transactions, directly or indirectly, that could reasonably be expected to result in its becoming a Designated Person.

(continued)
Page

SECTION 3.16.    Security Interest in Collateral. The Collateral Documents, upon execution and delivery thereof by the parties thereto, will create in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral covered thereby and (i) when the Collateral constituting certificated securities (as defined in the UCC) is delivered to the Administrative Agent, together with instruments of transfer duly endorsed in blank, the Liens purported to be granted under the Collateral Documents in such Collateral will constitute a fully perfected security interest in all of the respective Loan Parties’ right, title and interest in such Collateral, prior and superior in right to any other Person, except for Liens permitted by Section 6.01 and (ii) when financing statements in appropriate form are filed in the applicable filing offices, the security interest created under the Collateral Documents will constitute a fully perfected security interest in all right, title and interest of the respective Loan Parties in the remaining Collateral to the extent perfection can be obtained by filing UCC financing statements, prior and superior to the rights of any other Person, except for Liens permitted by Section 6.01.

SECTION 3.17.    Affected Financial Institutions. No Loan Party is an Affected Financial Institution.

ARTICLE IV

Conditions

SECTION 4.01.    Effective Date. The effectiveness of this Agreement on the Effective Date is subject to satisfaction (or waiver in accordance with Section 9.02) of the following conditions:
(a)    Executed Counterparts. The Administrative Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.
(b)    Opinion of Counsel to the Loan Parties. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders as of the Effective Date and dated the Effective Date) of each of (i) Allen & Overy LLP, counsel to the Loan Parties and (ii) in-house counsel to the Borrower (or in each case, any other counsel reasonably acceptable to the Administrative Agent) in each case, in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to the Loan Parties, this Agreement or the Transactions as the Administrative Agent shall reasonably request (and the Borrower hereby instructs such counsels to deliver such opinion to the Lenders and the Administrative Agents).

(continued)
Page

(c)    Organizational Documents. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the initial Loan Parties, the authorization of the Transactions and any other legal matters relating to such Loan Parties, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel and set forth on Exhibit B hereto.
(d)    Financial Statements. The Administrative Agent shall have received (i) audited consolidated financial statements of the Borrower for the 2016 and 2017 Fiscal Years and (ii) unaudited interim consolidated financial statements of the Borrower for each Fiscal Quarter ended after the date of the latest applicable financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available.
(e)    Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in Sections 4.03(a) and 4.03(b).
(f)    Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable to the Administrative Agent, the Lenders and their respective Affiliates and required to be paid on or prior to the Effective Date shall have been paid or shall have been authorized to be deducted from the proceeds of the initial Loans, so long as any such fees or expenses not expressly set forth in the fee letters entered into by the Borrower in connection with the Transactions have been invoiced not less than one (1) Business Day prior to the Effective Date (except as otherwise reasonably agreed by the Borrower).
(g)    Information. The Administrative Agent shall have received, (i) at least three (3) days prior to the Effective Date, all documentation and other information about the Borrower as shall have been reasonably requested in writing by the Administrative Agent or any Lead Bookrunner at least ten (10) Business Days prior to the Effective Date and required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and (ii) a Beneficial Ownership Certification in relation to the Borrower to the extent required under, and in accordance with the requirements of, 31 C.F.R § 1010.230.
The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 4.02.    Trigger Date. The obligations of the Lenders to make the initial Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):
(a)    Each of the conditions set forth in Section 4.01 shall have been satisfied on the Effective Date (or waived in accordance with Section 9.02).
(b)    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders as of the Trigger Date and dated the Trigger Date) of each of (i) Allen & Overy LLP, counsel to the Loan Parties and (ii) in-house counsel to the Borrower (or in each case, any other counsel reasonably acceptable to the Administrative Agent) in each case, in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to the Loan

(continued)
Page

Parties, this Agreement or the Transactions as the Administrative Agent shall reasonably request (and the Borrower hereby instructs such counsels to deliver such opinion to the Lenders and the Administrative Agents).
(c)    The Administrative Agent shall have received in the form described in Section 4.02(d)(v) evidence reasonably satisfactory to it that the DJO Acquisition shall, substantially concurrently with the initial funding of the Term Loans and the Trigger Date Revolving Credit Loans hereunder, be consummated pursuant to the DJO Merger Agreement, and no provision thereof shall have been amended or waived, and no consent or request shall have been given under the DJO Merger Agreement, without the prior written consent of the Administrative Agent and the Lead Bookrunners (not to be unreasonably withheld, conditioned or delayed), in any way that is materially adverse to the Lenders or the Lead Bookrunners in their capacities as such (it being understood and agreed that (a) amendments, waivers and other changes to the definition of “Material Adverse Effect” (as defined in the DJO Merger Agreement as of November 18, 2018), and consents and requests given or made by the Borrower (or its Affiliate) pursuant to such definition shall in each case be deemed to be materially adverse to the Lenders and Lead Bookrunners, and (b) any modification, amendment or express waiver or consents by the Borrower (or its Affiliate) that results in (x) an increase to the Base Merger Consideration (as defined in the DJO Merger Agreement as in effect on November 18, 2018) shall be deemed to not be materially adverse to the Lenders or Lead Bookrunners so long as such increase is funded solely with a public issuance of common equity of the Borrower and (y) a decrease to the Base Merger Consideration shall be deemed to not be materially adverse to the Lenders or the Lead Bookrunners so long as such reduction is allocated, first, to reduce the commitments under the senior unsecured bridge facility (the “Bridge Facility”), if any, provided to the Borrower in connection with the DJO Acquisition pursuant to the commitment letter, dated as of November 18, 2018, as amended and restated on December 17, 2018, by and among the Borrower, JPMorgan Chase Bank, N.A., Credit Suisse Loan Funding LLC and/or certain of their Affiliates and, second, to reduce the Term A-1 Loan Commitments and the Term A-2 Loan Commitments on a pro rata basis.
(d)    The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that:
(i)    the Specified Representations are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality, Material Adverse Effect or similar language are true and correct in all respects) on and as of the Trigger Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such date);
(ii)    the DJO Merger Agreement Representations are true and correct;
(iii)    after giving effect to the Transactions or substantially concurrently with the initial funding of the Term Loans and the Trigger Date Revolving Credit Loans hereunder, the Trigger Date Borrower Refinancing and the Trigger Date Target Refinancing shall have been consummated;
(iv)    since November 19, 2018, there shall not have occurred any “Material Adverse Effect” (as such quoted term is defined in the DJO Merger Agreement as in effect on November 19, 2018); and

(continued)
Page

(v)    the DJO Acquisition shall, substantially concurrently with the initial funding of the Term Loans and the Trigger Date Revolving Credit Loans hereunder, be consummated pursuant to the DJO Merger Agreement, as in effect on November 19, 2018, and no provision thereof shall have been amended or waived, and no consent or request shall have been given under the DJO Merger Agreement, in any way that is materially adverse to the Lenders in their capacities as such.
(e)    The Administrative Agent shall have received a Solvency Certificate of the chief financial officer of the Borrower substantially in the form of Exhibit C.
(f)    The Administrative Agent shall have received the following financial statements: (i)(x) the audited consolidated balance sheets of the Borrower and its subsidiaries as of December 31, 2016 and December 31, 2017 and the related statements of income, stockholders’ equity and cash flows of the Borrower and its subsidiaries, for each of the two fiscal years ended prior to and including the fiscal year ended December 31, 2017 and (y) to the extent ended at least 90 days before the Trigger Date, the audited consolidated balance sheet of the Borrower and its subsidiaries as of December 31, 2018 and the related statements of income, stockholders’ equity and cash flows of the Borrower and its subsidiaries for the fiscal year ended December 31, 2018, (ii) (x) the audited consolidated balance sheets of DJO Finance and its subsidiaries as of December 31, 2017 and 2016, and the related consolidated statements of operations, comprehensive loss, (deficit) equity and cash flows of DJO Finance and its subsidiaries for each of the two fiscal years ended prior to and including the fiscal year ended December 31, 2017, and, (y) to the extent ended at least 90 days before the Trigger Date, the audited consolidated balance sheet of DJO Finance and its subsidiaries as of December 31, 2018, and the related consolidated statements of operations, comprehensive loss, (deficit) equity and cash flows of DJO Finance and its subsidiaries for the fiscal year ended December 31, 2018, (iii) (x) the unaudited consolidated balance sheet of the Borrower and its subsidiaries as of September 30, 2018 and the related statements of income, stockholders’ equity and cash flows of the Borrower and its subsidiaries for the 9-month period ended September 30, 2018 and (y) to the extent ended at least 45 days before the Trigger Date, the unaudited consolidated balance sheet of the Borrower and its subsidiaries and the related statements of income, stockholders’ equity and cash flows of the Borrower and its subsidiaries for each fiscal period (other than the fourth fiscal quarter) ended subsequent to December 31, 2018, and (iv) (x) the unaudited consolidated balance sheet of DJO Finance and its Subsidiaries as of September 30, 2018 and the related consolidated statements of operations, comprehensive loss, (deficit) equity and cash flows of DJO Finance and its subsidiaries for the 9-month period ended September 30, 2018 and (y) to the extent ended at least 45 days before the Trigger Date, the unaudited consolidated balance sheet of DJO Finance and its subsidiaries and the related consolidated statements of operations, comprehensive loss, (deficit) equity and cash flows of DJO Finance and its subsidiaries for each fiscal period (other than the fourth fiscal quarter) ended subsequent to December 31, 2018 (in the case of clauses (iii) and (iv), without footnote disclosure); provided that (x) the filing of the required financial statements on form 10-K and/or form 10-Q by the Borrower or DJO will satisfy the foregoing requirements and (y) the Administrative Agent hereby acknowledges receipt of (I) the financial statements referenced in clause (i) for the fiscal years ended December 31, 2016 and December 31, 2017 and (II) the financial statements referenced in clause (ii)(x), (iii)(x) and (iv)(x).
(g)    The Administrative Agent shall have received a pro forma consolidated balance sheet and related pro forma consolidated statement of income of the Borrower and its Subsidiaries as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least 45 days prior to the Trigger Date (or 90 days in case such four-fiscal quarter period is the end of the Borrower’s fiscal year), prepared after giving effect to the Transactions (including the acquisition of DJO) as if the Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning

(continued)
Page

of such period (in the case of such statement of income), which need not be prepared in compliance with Regulation S-X under the Securities Act or include adjustments for purchase accounting.
(h)    Solely with respect to the Trigger Date Revolving Credit Loans, the conditions set forth in Section 2.01(a) are satisfied at the time of, and immediately after giving effect to, the funding of the Trigger Date Revolving Credit Loans.
(i)    All fees and reasonable out-of-pocket expenses due and payable to the Administrative Agent, the Lenders and their respective Affiliates that are required to be paid on or prior to the Trigger Date shall have been paid or shall have been authorized to be deducted from the proceeds of the initial Term Loans, to the extent, in the case of expenses, a reasonably detailed invoice has been delivered to the Borrower at least one Business Day prior to the Trigger Date (except as otherwise reasonably agreed by the Borrower).
(j)    None of the Revolving Credit Maturity Date, the Term A-1 Loan Commitment Expiration Date or the Term A-2 Loan Commitment Expiration Date shall have occurred.
The Administrative Agent shall notify the Borrower and the Lenders of the Trigger Date, and such notice shall be conclusive and binding.

SECTION 4.03.    Each Borrowing. Other than with respect to any funding of the Term Loans and the Trigger Date Revolving Credit Loans on the Trigger Date (which shall only be subject to the conditions set forth in Section 4.02 hereof), the obligation of each Lender to make a Loan on the occasion of any Borrowing is subject to the occurrence of the Trigger Date and the satisfaction of the following conditions:
(a)    The representations and warranties of the Borrower set forth in this Agreement shall be true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the date of such Borrowing, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such earlier date.
(b)    At the time of and immediately after giving effect to such Borrowing no Default or Event of Default shall have occurred and be continuing.
Each Borrowing (other than with respect to the Term Loans and the Trigger Date Revolving Credit Loans on the Trigger Date (which shall only be subject to the conditions set forth in Section 4.02 hereof)) shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

(continued)
Page

ARTICLE V

Affirmative Covenants
Commencing on the Trigger Date and until the Final Release Conditions have been satisfied, the Loan Parties will:

SECTION 5.01.    Compliance with Laws. Comply, and cause each of its Subsidiaries to comply with all applicable Laws, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect and maintain policies and procedures reasonably designed to ensure compliance by itself, each of its Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Corruption Laws or applicable Sanctions Laws and Regulations (except to the extent that this provision would expose the Borrower or any of its Subsidiaries incorporated in Germany or within the EU or any director, officer or employee thereof to any liability or enforcement under EU Regulation (EC) 2271/96, Section 7 of the German Foreign Trade Regulation, or any similar law, as applicable).

SECTION 5.02.    Payment of Obligations. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property (other than Liens permitted under Section 6.01); provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its creditors.

SECTION 5.03.    Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, (i) comply, and cause each of its Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, with all applicable Environmental Laws and Environmental Permits and (ii) obtain and renew, and cause each of its Subsidiaries to obtain and renew, all Environmental Permits necessary for its operations and properties.

SECTION 5.04.    Maintenance of Insurance.
(a)    Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates.
(b)    Upon the occurrence of a Collateral Spring Date and until the occurrence of a Collateral Release Date, the Borrower will (i) furnish to the Lenders, upon request of the Administrative

(continued)
Page

Agent, information in reasonable detail as to the insurance so maintained and (ii) deliver to the Administrative Agent endorsements (x) to all “All Risk” physical damage insurance policies on all of the Loan Parties’ tangible personal property and assets and business interruption insurance policies naming the Administrative Agent as lender loss payee, and (y) to all general liability and other liability policies naming the Administrative Agent an additional insured. In the event the Borrower or any of its Subsidiaries at any time or times hereafter shall fail to obtain or maintain any of the policies or insurance required herein or to pay any premium in whole or in part relating thereto, then the Administrative Agent, without waiving or releasing any obligations or resulting Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Administrative Agent deems advisable. All sums so disbursed by the Administrative Agent shall constitute part of the Secured Obligations, payable as provided in this Agreement. During the existence of a Collateral Period, the Borrower will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or interest therein under power of eminent domain or by condemnation or similar proceeding.

SECTION 5.05.    Preservation of Existence, Etc. Except as otherwise permitted by this Agreement or as otherwise agreed by the Administrative Agent in its sole discretion (and excluding Excluded Subsidiaries of the Borrower), preserve and maintain, and cause each of its Subsidiaries to preserve and maintain (a) its existence, and, in the case of the Borrower, its legal structure and legal name and (b) its rights, permits, licenses, approvals, privileges and franchises; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to preserve any right, permit, license, approval, privilege or franchise if the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary, as the case may be, and if the loss thereof could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.06.    Inspection Rights. At any reasonable time and from time to time during normal business hours and following reasonable prior notice, permit the Administrative Agent or any of the Lenders, or any agents or representatives of the Administrative Agent, to examine and make copies of and abstracts from the records and books of account of the Borrower or any other Loan Party (other than materials protected by attorney-client privilege or that a Loan Party may not disclose without violation of a confidentiality obligation binding on it or subject to any other data protection laws) and visit the properties of the Borrower and any other Loan Party, and to discuss the affairs, finances and accounts of the Borrower and any other Loan Party with any of their officers or directors and with their independent certified public accountants.

SECTION 5.07.    Books and Records. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries of all financial transactions and the assets and business of the Borrower and each of its Subsidiaries shall be made in accordance with generally accepted accounting principles in effect from time to time.

(continued)
Page

SECTION 5.08.    Maintenance of Properties. Except as otherwise expressly permitted by this Agreement, maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are useful and necessary in the conduct of its business in good working order and condition, ordinary wear and tear excepted, except where failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.09.    Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of its Affiliates on terms that are fair and reasonable and substantially no less favorable to the Borrower and its Subsidiaries than they would obtain in a comparable arm’s-length transaction with a Person that is not an Affiliate, other than (a) transactions among the Borrower and its Subsidiaries and among the Subsidiaries of the Borrower, (b) transfer pricing transactions in the ordinary course of business on terms providing for the Borrower and its Subsidiaries to recover, in the aggregate, their costs (plus any arm’s length profit mark-up) in respect of any transferred product, and (c) dividends permitted under Section 6.07. Nothing in this Section 5.09 shall impair or prevent the allocation of expenses among the Borrower and its Subsidiaries; provided that such allocation is made on a reasonable basis.

SECTION 5.10.    Covenant to Guarantee Obligations and Provide Security.
(a)    Within 45 days (or such later date as the Administrative Agent may agree to in its reasonable discretion) following the formation or acquisition after the Effective Date of any U.S. Subsidiary which is not an Excluded Subsidiary by the Borrower (or, in the case of the acquisition of any such U.S. Subsidiary on the Trigger Date in connection with the DJO Acquisition, immediately after the acquisition thereof on the Trigger Date), cause such U.S. Subsidiary to guarantee all of the Guaranteed Obligations pursuant to Article X and duly execute and deliver to the Administrative Agent a Guaranty Supplement, together with, upon the request of the Administrative Agent in its sole reasonable discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the Lenders, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such guaranties and guaranty supplements being legal, valid and binding obligations of each Loan Party party thereto enforceable in accordance with their terms and as to matters of corporate formalities as the Administrative Agent may request.
(b)    If and when a U.S. Subsidiary ceases to be an Excluded Subsidiary, cause such U.S. Subsidiary to comply with the provisions and requirements of this Section 5.10 as set forth above.
(c)    Within 45 days (or such later date as may be agreed upon by the Administrative Agent in its reasonable discretion) following a Collateral Spring Date, the Borrower will cause, and will cause each other Loan Party to cause, all of its owned property (whether personal, tangible, intangible, or mixed, but excluding Excluded Assets) to be subject at all times during the Collateral Period to first priority, perfected Liens in favor of the Administrative Agent for the benefit of the Secured Parties to secure the Secured Obligations in accordance with the terms and conditions of the Collateral Documents, subject in any case to Liens permitted by Section 6.01. Without limiting the generality of the foregoing, the Borrower will cause the Applicable Pledge Percentage of Equity Interests in each Pledge Subsidiary directly owned by the Borrower or any other Loan Party to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent to secure the Secured Obligations in accordance with the terms and conditions of the Collateral Documents or such

(continued)
Page

other pledge and security documents as the Administrative Agent shall reasonably request. Notwithstanding the foregoing, no such pledge agreement in respect of the Equity Interests of a First Tier Foreign Subsidiary shall be required hereunder (A) until the date that is sixty (60) days after a Collateral Spring Date or such later date as the Administrative Agent may agree in the exercise of its reasonable discretion with respect thereto, and (B) to the extent the Administrative Agent or its counsel determines that such pledge would not provide material credit support for the benefit of the Secured Parties pursuant to legally valid, binding and enforceable pledge agreements.
(d)    Without limiting the foregoing, during a Collateral Period, the Borrower will, and will cause each other Loan Party to, execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions which may be required by law or which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all at the expense of the Borrower.
(e)    If any assets are acquired by a Loan Party during a Collateral Period (other than Excluded Assets or assets constituting Collateral under the Security Agreement that become subject to the Lien under the Security Agreement upon acquisition thereof), the Borrower will notify the Administrative Agent thereof, and, if requested by the Administrative Agent, the Borrower will cause such assets to be subjected to a Lien securing the Secured Obligations and will take, and cause the other Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (c) of this Section, all at the expense of the Borrower.
(f)    Upon the occurrence of a Collateral Release Date following the occurrence of a Collateral Spring Date, and so long as no Default is then continuing, any Liens granted to the Administrative Agent pursuant to the requirements of the foregoing clauses (c), (d) and/or (e) of this Section 5.10 (such clauses, collectively, the “Collateral Requirements”) which remain in effect at such time shall be promptly released by the Administrative Agent (and the Administrative Agent agrees to execute and deliver any documents or instruments reasonably requested by the Borrower and in form and substance reasonably satisfactory to the Administrative Agent to evidence the release of all Collateral, all at the expense of the Borrower).

SECTION 5.11.    Use of Proceeds. Use the proceeds of the Loans only as provided in Section 3.14.

SECTION 5.12.    Reporting Requirements. Furnish to the Administrative Agent and the Lenders:
(a)    Default Notices. As soon as possible and in any event within two Business Days after the Borrower knows of the occurrence of a Default or Event of Default which is continuing, a statement of the chief financial officer of the Borrower setting forth details of such Default or Event of Default and the action that the Borrower has taken and proposes to take with respect thereto.

(continued)
Page

(b)    Annual Financials. As soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, including Consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and Consolidated statements of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for such Fiscal Year, in each case accompanied by an unqualified opinion of independent public accountants of recognized standing, together with (i) commencing with the Fiscal Year ended December 31, 2018, a certificate of such accounting firm to the Loan Parties stating that in the course of the regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, (ii) a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by such accountants in determining, as of the end of such Fiscal Year, compliance with the financial covenants contained in Section 5.13; provided that in the event of any change in generally accepted accounting principles used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.13, a statement of reconciliation conforming such financial statements to GAAP, (iii) a certificate of the chief financial officer of the Borrower stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto, and (iv) a Compliance Certificate.
(c)    Quarterly Financials. As soon as available and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year, Consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such quarter, Consolidated statements of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and Consolidated statements of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to normal year end audit adjustments) by the chief financial officer of the Borrower as having been prepared in accordance with GAAP, together with (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto, and (ii) a Compliance Certificate.
(d)    Litigation. Promptly after the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any Governmental Authority affecting any Loan Party or any of its Subsidiaries of the type described in Section 3.05.
(e)    ERISA. Promptly and in any event within 10 Business Days after any Loan Party or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a statement of the chief financial officer of the Borrower describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto.
(f)    Other Information. Such other information respecting the business, condition (financial or otherwise), operations, performance or properties of any Loan Party as the Administrative Agent, or any Lender through the Administrative Agent, may from time to time reasonably request.

(continued)
Page

(g)    Important Events. Within five Business Days of any Responsible Officer acquiring knowledge of any event that could reasonably be expected to have a Material Adverse Effect, notice of such event.
Documents required to be delivered pursuant to Section 5.12(b) or (c) (to the extent any such documents are included in materials otherwise filed with the U.S. Securities and Exchange Commission) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto, on the Internet at the website www.colfaxcorp.com; (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent) or (iii) on which such documents are posted on the website of the U.S. Securities and Exchange Commission at http://www.sec.gov; provided that (A) upon request of the Administrative Agent or any Lender, the Borrower shall deliver paper copies of such documents to the Administrative Agent or such Lender until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender, as applicable, and (B) the Borrower shall notify the Administrative Agent and each Lender (by facsimile or electronic mail) of the posting of any such documents. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above and, in any event, shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

SECTION 5.13.    Financial Covenants. So long as any Loan or any other Obligation of any Loan Party under any Loan Document shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will:
(a)    Total Leverage Ratio. Maintain, as of the last day of each Fiscal Quarter set forth in the table below, for each of the Measurement Periods ended as of such date, a Total Leverage Ratio of not more than the Total Leverage Ratio set forth in such table for such date:

(continued)
Page

Last day of each Fiscal Quarter	Total Leverage Ratio
June 30, 2020	5.75:1.00
September 30, 2020	6.50:1.00
December 31, 2020	6.50:1.00
March 31, 2021	6.50:1.00
June 30, 2021	5.25:1.00
September 30, 2021	4.50:1.00
December 31, 2021	4.25:1.00
March 31, 2022	4.25:1.00
June 30, 2022	4.00:1.00
September 30, 2022	4.00:1.00
December 31, 2022 and each Fiscal Quarter ending thereafter	3.50:1.00

~~(a) Total Leverage Ratio. Maintain, (i) as of the last day of the Fiscal Quarters ending December 31, 2019 and March 31, 2020, in each case for the Measurement Period then ended, a Total Leverage Ratio of not more than 4.75:1.00, (iv) as of the last day of the Fiscal Quarter ending June 30, 2020, for the Measurement Period then ended, a Total Leverage Ratio of not more than 4.25:1.00, (v) as of the last day of the each Fiscal Quarters ending during the period from September 30, 2020 through September 30, 2021, in each case for the Measurement Period then ended, a Total Leverage Ratio of not more than 4.00:1.00 and (vii) as of the last day of each Fiscal Quarter commencing with the Fiscal Quarter ending December 31, 2021 and for each Fiscal Quarter ending thereafter, in each case for the Measurement Period then ended, a Total Leverage Ratio of not more than 3.50:1.00;~~ provided that, with respect to any period occurring on or after ~~June 30~~December 31, ~~2020~~2021, to the extent that any Loan Party or any of its Subsidiaries (i) consummates during any period of four Fiscal Quarters for which financial statements are available, one or more acquisitions for which the aggregate consideration, including assumed Debt, for all such acquisitions, is $1,000,000,000 or more and (ii) within 30 days of consummating such acquisition or acquisitions referred to in clause (i) of this proviso, the Borrower notifies the Administrative Agent that the Borrower elects to increase the maximum Total Leverage Ratio threshold as a result thereof, then the maximum Total Leverage Ratio threshold for the Fiscal Quarter in which such election is made by the Borrower and the immediately three following Fiscal Quarters (such period of four Fiscal Quarters, an “Acquisition Holiday Period”) shall be increased to 4.50:1.00. The Borrower may not make such election unless at least one full Fiscal Quarter has ended following the end of the most recently completed Acquisition Holiday Period (if any).
For the avoidance of doubt, the Total Leverage Ratio for the Fiscal Quarter ended March 31, 2020 shall be not more than 4.75:1.00 and the Compliance Certificate for such Fiscal Quarter shall be in the form in effect prior to the Amendment No. 3 Effective Date.

(continued)
Page

(b)    Interest Coverage Ratio. Maintain, as of the last day of each Fiscal Quarter set forth in the table below, for each of the Measurement ~~Period then~~Periods ended as of such date, an Interest Coverage Ratio of not less than ~~3.00~~the Interest Coverage Ratio set forth in such table for such date:~~1.00.~~

Last day of each Fiscal Quarter	Interest Coverage Ratio
June 30, 2020	3.00:1.00
September 30, 2020	2.75:1.00
December 31, 2020	2.75:1.00
March 31, 2021	2.75:1.00
June 30, 2021	2.75:1.00
September 30, 2021 and each Fiscal Quarter ending thereafter	3.00:1.00

For the avoidance of doubt, the Interest Coverage Ratio for the Fiscal Quarter ended March 31, 2020 shall be not less than 3.00:1.00 and the Compliance Certificate for such Fiscal Quarter shall be in the form in effect prior to the Amendment No. 3 Effective Date.

ARTICLE VI

Negative Covenants
Commencing on the Trigger Date and until the Final Release Conditions have been satisfied, the Loan Parties shall not:

SECTION 6.01.    Liens. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, except:
(a)    Permitted Liens;
(b)    Liens existing on the Effective Date and any renewals or extensions thereof; provided that any renewal or extension of the obligations secured by such Liens are permitted by Section 6.02;
(c)    purchase money Liens upon or in property or equipment acquired, constructed, developed or improved by the Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing

(continued)
Page

the acquisition, construction, development or improvement of any such property or equipment to be subject to such Liens, or Liens existing on any such property or equipment at the time of acquisition, construction, development or improvement (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount;
(d)    Liens arising in connection with Capitalized Leases permitted under Section 6.02(f);
(e)    Rights of setoff, revocation, refund or chargeback of bankers’ liens upon deposits of cash or other funds or assets in favor of banks or other financial institutions arising under deposit agreements entered into in the ordinary course of business or arising under the Uniform Commercial Code or other operation of law;
(f)    Liens on the assets of a Foreign Subsidiary securing Debt incurred by such Foreign Subsidiary in accordance with the terms of Section 6.02 (and guaranties of such Debt incurred in accordance with the terms of Section 6.02);
(g)    [Intentionally Omitted];
(h)    other Liens securing Debt (and guaranties of such Debt incurred in accordance with the terms of Section 6.02) outstanding in an aggregate principal amount not to exceed (A) at any time during the Relief Period, the greater of (x) 2.5% of Consolidated Total Assets and (y) $250,000,000 and (B) at any time after the Relief Period, the greater of (x) 5.0% of Consolidated Total Assets and (y) $500,000,000;
(i)    Liens in favor of a Receivables Subsidiary or a Person that is not a Subsidiary of the Borrower on Receivables Assets or the Equity Interests of a Receivables Subsidiary, in each case granted in connection with a Receivables Facility solely to secure obligations owing to such Receivables Subsidiary or other Person that is not a Subsidiary of the Borrower under such Receivables Facility; ~~and~~
(j)    other Liens securing obligations that do not constitute Debt in an aggregate principal amounts not to exceed (A) at any time during the Relief Period, $15,000,000 and (B) at any time after the Relief Period, $30,000,000~~.~~;
(k)    Liens created under the Loan Documents; and
(l)    during the Collateral Period, Liens on Collateral securing Debt in respect of the Senior Notes to the extent required by the indentures governing the Senior Notes; provided that, (i) the Secured Obligations are at all times secured pursuant to and in accordance with Section 5.10 on at least an equal and ratable basis and (ii) such Liens are subject to an Intercreditor Agreement.

SECTION 6.02.    Debt. Create, incur, assume or suffer to exist, or permit any Subsidiary of the Borrower to create, incur, assume or suffer to exist, any Debt, except:
(a)    Debt in respect of Hedge Agreements not prohibited by Section 6.09;
(b)    Intercompany Debt of the Borrower or any of its Subsidiaries owing to the Borrower or any of its Subsidiaries to the extent permitted by Section 6.06;

(continued)
Page

(c)    Debt under the Loan Documents;
(d)    Debt in respect of (x) senior notes issued by the Borrower in an aggregate principal amount not to exceed €350,000,000, and (y) additional senior notes issued by the Borrower in connection with the DJO Acquisition in an aggregate principal amount not to exceed $1,000,000,000, and in each case, any refinancings thereof by the Borrower (the notes described in this clause (d), collectively, the “Senior Notes”);
(e)    Debt secured by Liens permitted by Section 6.01(c); provided that in each case (i) such Debt is incurred by such Person at the time of, or not later than 120 days after, the acquisition, construction, development or improvement by such Person of the property so financed and (ii) such Debt does not exceed the purchase price of the property (or the cost of constructing, developing or improving the same) so financed;
(f)    Debt under Capitalized Leases; provided that the aggregate amount of Debt outstanding under Sale and Leaseback Transactions shall not exceed ~~$200,000,000~~(A) at any time during the Relief Period, $100,000,000 and (B) at any time after the Relief Period, $200,000,000;
(g)    Debt of the Borrower and its Subsidiaries in an aggregate amount not to exceed ~~$300,000,000~~(A) at any time outstanding during the Relief Period, $150,000,000 and (B) at any time outstanding after the Relief Period, $300,000,000, plus additional amounts in excess thereof subject to pro forma compliance at the time of incurrence thereof (or, in the case of Debt existing on the Effective Date, on the Effective Date), with the ~~financial covenant set forth in Section 5.13(a)~~Initial Covenant Schedule as of the most recent Measurement Period;
(h)    Debt of the Borrower and its Subsidiaries incurred in connection with any Receivables Facility in an aggregate principal amount not to exceed ~~$150,000,000 outstanding at any time~~(A) at any time outstanding during the Relief Period, $75,000,000 and (B) at any time outstanding after the Relief Period, $150,000,000;
(i)    Debt consisting of guaranties by the Borrower and its Subsidiaries of Debt of the Borrower or any of its Subsidiaries to the extent such Debt being guaranteed is permitted under any of clauses (a) through (h) in this Section 6.02; and
(j)    Debt in respect of Permitted TEU Notes ~~in an aggregate principal amount not to exceed $172,500,000 outstanding at any time~~.

SECTION 6.03.    Change in Nature of Business. Conduct, transact or engage, or permit any Subsidiary of the Borrower to conduct, transact or engage, in any business or operation other than those conducted on the Effective Date or, in the case of DJO and its Subsidiaries, on the Trigger Date and diversified technology manufacturing and services, and activities or business related or incidental thereto.

SECTION 6.04.    Fundamental Changes. Merge, wind up, dissolve or liquidate into or consolidate with (or any local law equivalent thereof) any Person or permit any Person to merge,

(continued)
Page

liquidate into it, or consummate a Division as the Dividing Person, or permit any Subsidiary of the Borrower to do so, except that:
(a)    any U.S. Subsidiary may merge, wind up, dissolve or liquidate into or consolidate with (i) the Borrower; provided that the Borrower shall be the continuing or surviving Person of such transaction or (ii) any one or more other U.S. Subsidiaries; provided that if the merger, wind up, dissolution, liquidation or consolidation involves a Guarantor, the continuing or surviving Person of such transaction shall either be such Guarantor or become a Guarantor pursuant to the terms of Section 5.10;
(b)    any Foreign Subsidiary may merge, wind up, dissolve or liquidate into or consolidate with any one or more other Foreign Subsidiaries or with any US Subsidiary (provided that such US Subsidiary is the continuing or surviving Person of such transaction);
(c)    in connection with any sale or other Disposition permitted under Section 6.05 (other than clause (b) thereof) or any Permitted Acquisition, any Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; and
(d)    any Subsidiary that is an LLC may consummate a Division as the Dividing Person if, immediately upon the consummation of the Division, the assets of the applicable Dividing Person are held by one or more Loan Parties at such time, or, with respect to assets not so held by one or more Loan Parties, such Division, in the aggregate, would otherwise result in a Disposition permitted by Section 6.05.

SECTION 6.05.    Dispositions. Dispose of, or permit any Subsidiary of the Borrower to Dispose of, any assets, except:
(a)    sales and leases of inventory in the ordinary course of its business;
(b)    in a transaction permitted by Section 6.04;
(c)    Dispositions of assets by the Borrower and its Subsidiaries to any Subsidiary of the Borrower or the Borrower;
(d)    Dispositions of assets for cash and/or promissory notes in an aggregate amount not to exceed the greater of (x) 2.50% of Consolidated Total Assets and (y) $250,000,000 in any Fiscal Year; provided that (i) at least 75% of such proceeds consist of cash, (ii) such Dispositions are for fair market value (other than minority interests in Subsidiaries) and (iii) no Default shall have occurred and be continuing or would result from such Dispositions;
(e)    Dispositions of obsolete assets or other assets no longer used or useful in the conduct of such Person’s business;
(f)    Dispositions consisting of the licensing of intangible assets in the ordinary course between Subsidiaries of the Borrower or between the Borrower and any of its Subsidiaries;
(g)    sales of Receivables Assets to a Receivables Subsidiary or a Person that is not a Subsidiary of the Borrower in connection with any Receivables Facility;

(continued)
Page

(h)    in addition to Dispositions permitted under this Section 6.05 (the other exceptions not limiting the ability of Dispositions to be made under this subsection), Dispositions by the Borrower and its Subsidiaries in an amount not to exceed $100,000,000 in any Fiscal Year;
(i)    Dispositions of the Specified Sale Process Assets; and
(j)    Dispositions of the Specified Assets.

SECTION 6.06.    Investments. Make or hold, or permit any Subsidiary of the Borrower to make, hold or acquire (including pursuant to any merger or consolidation with, or as a Division Successor pursuant to the Division of, any Person that was not a Wholly-Owned Subsidiary prior to such merger, consolidation or Division), any Investment in any Person, except:
(a)    equity Investments by the Borrower and its Subsidiaries in their respective Subsidiaries;
(b)    loans and advances to employees in the ordinary course of the business of the Borrower and its Subsidiaries as presently conducted in an aggregate principal amount not to exceed $5,000,000 at any time outstanding;
(c)    Investments by the Borrower and its Subsidiaries in Cash Equivalents;
(d)    Investments in Hedge Agreements permitted under Section 6.02(a);
(e)    intercompany loans by the Borrower and its Subsidiaries to any Subsidiary of the Borrower or the Borrower; provided that if the obligor or obligee thereunder ceases to constitute a Subsidiary of the Borrower, any intercompany loans to which such obligor or obligee is a party outstanding on such date of cessation pursuant to this clause (e) shall cease to be permitted under clause (e);
(f)    Investments (i) in accounts receivable in the ordinary course of business and (ii) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business to the extent that the Borrower or relevant Subsidiary was a creditor of such customer or supplier at the time of filing of such bankruptcy, reorganization or at the time such obligation became delinquent or such dispute arose, as the case may be;
(g)    Investments by the Borrower and its Subsidiaries consisting of the purchase or other acquisition of all of the Equity Interests of another Person or the assets comprising a division or business unit or a substantial part or all of the business of another Person; provided that (i) immediately before and immediately after giving pro forma effect to any such purchase or other acquisition, no Default shall have occurred and be continuing, (ii) the aggregate consideration in cash, Cash Equivalents and/or promissory notes for such purchases or other acquisitions may not exceed (A) at any time during the period commencing on the Amendment No. 3 Effective Date until the first date after September 30, 2022 on which the following conditions have been satisfied on such date: (a) the Compliance Certificate in respect of the Fiscal Quarter ending September 30, 2022 has been delivered to the Administrative Agent pursuant to Section 5.12(c) and (b) no Default or Event of Default shall have occurred and be continuing, $250,000,000 plus (B) at any time, additional amounts if immediately after giving effect to such purchase or other acquisition, the Borrower shall be in pro forma compliance with the ~~financial covenant~~

(continued)
Page

~~set forth in Section 5.13(a)~~Initial Covenant Schedule, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders as though such Investment had been consummated as of the first day of the fiscal period covered thereby, and (iii)  in the case of a purchase or acquisition of the Equity Interests of another Person, such purchase or acquisition was not preceded by an unsolicited tender offer for such Equity Interests by, or proxy contest initiated by, the Borrower or any Subsidiary;
(h)    Investments by the Borrower and its Subsidiaries in joint venture entities that are not Subsidiaries in an aggregate amount not to exceed (A) at any time during the Relief Period, $125,000,000 and (B) at any time after the Relief Period, $250,000,000 (in each case, net of cash repayments of principal in the case of Investments consisting of loans, sale proceeds in the case of Investments consisting of debt instruments and cash equity returns (whether as a distribution, dividend, redemption or sale) in the case of Investments consisting of equity investments); and
(i)    Investments not otherwise permitted under this Section 6.06 net of cash repayments of principal in the case of such Investments in the form of loans, sale proceeds in the case of such Investments in the form of debt instruments and cash equity returns (whether as a distribution, dividend, redemption or sale) in the case of such Investments in the form of equity investments in an aggregate amount not to exceed ~~$100,000,000~~(x) at any time outstanding~~,~~ during the Relief Period, $50,000,000 and (y) at any time outstanding after the Relief Period, $100,000,000, in each case plus additional Investments in excess thereof subject to pro forma compliance at the time such Investments are made (or, in the case of Investments existing on the Trigger Date, on the Trigger Date), with the ~~financial covenant set forth in Section 5.13(a)~~Initial Covenant Schedule as of the most recent Measurement Period; provided that, not more than (A) at any time during the Relief Period, $50,000,000 and (B) at any time after the Relief Period, $100,000,000 of such additional Investments may constitute Investments by Subsidiaries which are not or do not become Guarantors;
(j)    the DJO Acquisition; and
(a)    the Borrower’s entry into (including payments of premiums in connection therewith), and the performance of obligations under, any Permitted Bond Hedge Transactions and Permitted Warrant Transactions in accordance with their terms.

SECTION 6.07.    Restricted Payments. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests (other than, with respect to the Borrower, any Permitted Convertible Indebtedness, any Permitted Bond Hedge Transactions or any Permitted Warrant Transactions) now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) or permit any of its Subsidiaries to do any of the foregoing (collectively, “Restricted Payments”), except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:
(a)    the Borrower may (i) declare and pay dividends and distributions payable in its common stock and purchase, redeem, retire, defease or otherwise acquire shares of its capital stock with the proceeds received contemporaneously from the issue of new shares of its capital stock with equal or inferior voting powers, designations, preferences and rights, and (ii) declare and pay dividends and distributions in cash and purchase, redeem, retire, defease or otherwise acquire Equity Interests with cash and notes so long

(continued)
Page

as before and after giving effect to the payment of such distribution or dividend, the Borrower shall be in pro forma compliance with the ~~financial covenant set forth in Section 5.13(a)~~Initial Covenant Schedule;
(b)    any Subsidiary of the Borrower may (i) declare and pay dividends to the Borrower, (ii) declare and pay dividends to any Subsidiary of the Borrower of which it is a Subsidiary; provided that if such Subsidiary declaring and paying dividends is not Wholly-Owned, the Borrower or the Subsidiary of the Borrower which owns equity interests in the Subsidiary paying such dividends or distributions shall receive at least its proportionate share thereof (based upon its relative holding of the equity interest in the Subsidiary paying such dividends or distributions and taking into account the relative preferences, if any, of the various classes of equity interests of such Subsidiary) unless its then shareholders, members or partners are required under applicable law to receive a greater proportionate share thereof; and
(c)    the Borrower or any of its Subsidiaries may purchase, redeem, retire, defease or otherwise acquire Equity Interests in any Subsidiary.
Notwithstanding the foregoing, and for the avoidance of doubt, (i) the conversion by holders of (including any cash payment upon conversion), or required payment of any principal or premium on, or required payment of any interest with respect to, any Permitted Convertible Indebtedness, in each case, in accordance with the terms of the indenture governing such Permitted Convertible Indebtedness, shall not constitute a Restricted Payment; provided that, to the extent both (a) the aggregate amount of cash payable upon conversion or payment of any Permitted Convertible Indebtedness (excluding any required payment of interest with respect to such Permitted Convertible Indebtedness and excluding any payment of cash in lieu of a fractional share due upon conversion thereof) exceeds the aggregate principal amount thereof and (b) such conversion or payment does not trigger or correspond to an exercise or early unwind or settlement of a corresponding portion of the Permitted Bond Hedge Transactions relating to such Permitted Convertible Indebtedness (including, for the avoidance of doubt, the case where there is no Permitted Bond Hedge Transaction relating to such Permitted Convertible Indebtedness), the payment of such excess cash shall constitute a Restricted Payment notwithstanding this clause (i); and (ii) any required payment with respect to, or required early unwind or settlement of, any Permitted Bond Hedge Transaction or Permitted Warrant Transaction, in each case, in accordance with the terms of the agreement governing such Permitted Bond Hedge Transaction or Permitted Warrant Transaction shall not constitute a Restricted Payment; provided that, to the extent cash is required to be paid under a Permitted Warrant Transaction as a result of the election of “cash settlement” (or substantially equivalent term) as the “settlement method” (or substantially equivalent term) thereunder by the Borrower (or its Affiliate) (including in connection with the exercise and/or early unwind or settlement thereof), the payment of such cash (any such payment, a “Cash Settlement Payment”) shall constitute a Restricted Payment notwithstanding this clause (ii).

Notwithstanding the foregoing, the Borrower may repurchase, exchange or induce the conversion of Permitted Convertible Indebtedness by delivery of shares of the Borrower’s common stock and/or a different series of Permitted Convertible Indebtedness (which series (x) matures after, and does not require any scheduled amortization or other scheduled payments of principal prior to, the analogous date under the indenture governing the Permitted Convertible Indebtedness that are so repurchased, exchanged or converted and (y) has terms, conditions and covenants that are no less favorable to the Borrower than the Permitted Convertible Indebtedness that are so repurchased,

(continued)
Page

exchanged or converted (as determined by the board of directors of the Borrower, or a committee thereof, in good faith)) (any such series of Permitted Convertible Indebtedness, “Refinancing Convertible Notes”) and/or by payment of cash (in an amount that does not exceed the proceeds received by the Borrower from the substantially concurrent issuance of shares of the Borrower’s common stock and/or Refinancing Convertible Notes plus the net cash proceeds, if any, received by the Borrower pursuant to the related exercise or early unwind or termination of the related Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, pursuant to the immediately following proviso); provided that, substantially concurrently with, or a commercially reasonable period of time before or after, the related settlement date for the Permitted Convertible Indebtedness that are so repurchased, exchanged or converted, the Borrower shall (and, for the avoidance of doubt, shall be permitted under this Section 6.07 to) exercise or unwind or terminate early (whether in cash, shares or any combination thereof) the portion of the Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, corresponding to such Permitted Convertible Indebtedness that are so repurchased, exchanged or converted.

Notwithstanding the foregoing, and for the avoidance of doubt, the settlement by the Borrower (by delivery of the Borrower’s common stock or other securities or property following a merger event or other change in the common stock of the Borrower, and including any payment of cash in lieu of a fractional share and cash included in the purchase obligation upon the Merger Termination Redemption) of any Permitted TEU Purchase Contracts in accordance with the terms of the purchase contract agreement governing such Permitted TEU Purchase Contracts shall not constitute a Restricted Payment; provided that, to the extent that the amount of cash included in the Borrower’s repurchase obligation per Permitted Tangible Equity Unit (including, for the avoidance of doubt, the cash redemption amount of each Permitted TEU Purchase Contract and the repurchase price of each Permitted TEU Note; and determined for such purpose as if any separate Permitted TEU Purchase Contracts and any separate Permitted TEU Note were recreated as Permitted Tangible Equity Units) in respect of the Merger Termination Redemption exceeds the stated amount of such Permitted Tangible Equity Unit, such excess will be deemed to be a Restricted Payment notwithstanding this clause.

SECTION 6.08.    Accounting Changes. Make or permit any change in the Fiscal Year of the Borrower.

SECTION 6.09.    Speculative Transactions. Enter into, or permit any Subsidiary of the Borrower to enter into, any Hedge Agreements that are not in the ordinary course of business and entered into for speculative purposes.

SECTION 6.10.    Anti-Corruption; Sanctions Laws and Regulations. Except to the extent that this provision would expose the Borrower or any of its Subsidiaries incorporated in Germany or within the EU or any director, officer or employee thereof to any liability or enforcement under EU Regulation (EC) 2271/96, Section 7 of the German Foreign Trade Regulation or any similar law, as applicable:

(continued)
Page

(a)    Engage in any transaction, or knowingly permit any of its Subsidiaries to engage in any transaction, that violates any of the applicable prohibitions set forth in any applicable Sanctions Laws and Regulations.
(b)    Use any funding or proceeds from this Agreement (or lend, contribute or otherwise make any such funding or proceeds available to any Subsidiary, joint venture partner or other person):
(i)    in connection with any transaction relating directly or indirectly to any Designated Person or in a Sanctioned Country; or
(ii)    in violation of applicable Anti-Corruption Laws or applicable Sanctions Laws and Regulations, or in a manner that causes any Lender to violate any applicable Sanctions Laws and Regulations.
(c)    Permit any of the funds or assets of any Borrower that are used to repay or prepay any Facility under this Agreement to constitute property of, or to be beneficially owned by, any Designated Person, or be obtained or derived from transactions with or relating to countries subject to U.S., EU or United Kingdom economic sanctions or that violate prohibitions set forth in any applicable Anti-Corruption Laws or Sanctions Laws and Regulations. The Borrower shall not (and shall ensure that no other Loan Party will) fund all or part of any payment under this Agreement out of proceeds derived from transactions that violate the prohibitions set forth in any Anti-Corruption Laws or Sanctions Laws and Regulations.
(d)    (i) Permit any Designated Person to obtain or allow to continue any direct or indirect interest in the Borrower or any Subsidiary of the Borrower and (ii) obtain or allow to continue any direct or indirect interest in any Designated Person by the Borrower or any Subsidiary of the Borrower; provided that this clause (d) shall not be applicable to any public shareholders of the Borrower other than the Equity Investors and their Affiliates.

SECTION 6.11.    Material TEU Amendments. No Loan Party will, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under any agreement relating to any Permitted Tangible Equity Units, Permitted TEU Purchase Contracts or Permitted TEU Notes, in each case, except (a) to the extent any such amendment, modification or waiver is expressly required pursuant to the terms of the purchase contract agreement and/or indenture, as applicable, governing such Permitted Tangible Equity Units, Permitted TEU Purchase Contracts or Permitted TEU Notes (as in effect on the first original issuance date of such Permitted Tangible Equity Units, Permitted TEU Purchase Contracts or Permitted TEU Notes) or (b) to the extent any such amendment, modification or waiver does not amend, modify or waive the purchase contract agreement and/or indenture, as applicable, governing such Permitted Tangible Equity Units, Permitted TEU Purchase Contracts or Permitted TEU Notes in a manner that would be materially adverse to the Lenders.

ARTICLE VII

Events of Default

(continued)
Page

SECTION 7.01.    Events of Default. If any of the following events (each, an “Event of Default”) shall occur and be continuing:
(a)    (i) the Borrower shall fail to pay, in the currency required hereunder, any principal of any Loan when the same shall become due and payable or (ii) the Borrower shall fail to pay, in the currency required hereunder, any interest on any Loan, or any Loan Party shall fail to make any other payment, in the currency required hereunder, under any Loan Document, in each case under this clause (ii), within three Business Days after the same shall become due and payable; or
(b)    any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or
(c)    any Loan Party shall fail to perform or observe any term, covenant or agreement contained in Section 5.09, 5.10, 5.11 or 5.13 or in Article VI; or
(d)    any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 15 days after the earlier of the date on which (i) a Responsible Officer becomes aware of such failure or (ii) written notice thereof shall have been given to any Borrower by the Administrative Agent or any Lender; or
(e)    any Loan Party or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt of such Loan Party or such Subsidiary (as the case may be) that is outstanding in a principal amount (or, in the case of any Hedge Agreement, an Agreement Value) of at least $150,000,000 either individually or in the aggregate for all such Loan Parties and Subsidiaries (but excluding Debt outstanding hereunder), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; provided that, this clause (e) shall not apply to (i) any redemption, exchange, repurchase, conversion or settlement with respect to any Permitted Convertible Indebtedness, or satisfaction of any condition giving rise to or permitting the foregoing, pursuant to their terms unless such redemption, repurchase, conversion or settlement results from a default thereunder or an event of the type that constitutes an Event of Default or (ii) any right of the holders of Permitted TEU Notes to require the repurchase by the Borrower thereof as a result of a Merger Termination Redemption; or
(f)    any Loan Party or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or any Loan Party or any of its Subsidiaries whose Relevant Jurisdiction is the Federal Republic of Germany is unable to pay its debts as and when they fall due (zahlungsunfähig),

(continued)
Page

over-indebted (überschuldet) or subject to imminent illiquidity (drohende Zahlungsunfähigkeit) (all within the meaning of Sections 17 to 19, inclusive, of the German Insolvency Act (Insolvenzordnung)); or any proceeding shall be instituted by or against any Loan Party or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking the liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of such Loan Party or Subsidiary or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or
(g)    any judgments or orders, either individually or in the aggregate, for the payment of money in excess of $150,000,000 shall be rendered against any Loan Party or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or
(h)    any nonmonetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that could be reasonably likely to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or
(i)    any provision of any Loan Document after delivery thereof pursuant to Sections 4.01, 4.02, 4.03 or 6.10 shall for any reason cease to be valid and binding on or enforceable against any Loan Party party to it in any material respect, or any such Loan Party shall so state in writing; or
(j)    a Change of Control shall occur; or
(k)    any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Event) exceeds $150,000,000; or
(l)    any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $150,000,000; or
(m)    any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such

(continued)
Page

Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $150,000,000; or
(n)    any material provision of any Loan Document (other than a Collateral Document unless there then exists a Collateral Period) for any reason ceases to be valid, binding and enforceable in accordance with its terms, or the Borrower or any Subsidiary shall challenge the enforceability of any Loan Document (other than a Collateral Document unless there then exists a Collateral Period) or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms~~.~~; or
(o)    at any time during a Collateral Period, any Collateral Document shall for any reason fail to create a valid and perfected first priority security interest in any material portion of the Collateral purported to be covered thereby, except as permitted by the terms of any Loan Document.

SECTION 7.02.    Remedies Upon an Event of Default. If an Event of Default occurs (other than an event with respect to the Borrower described in Section 7.01(f)), and at any time thereafter during the continuance of such Event of Default, the Administrative Agent may with the consent of the Required Lenders, and shall at the request of the Required Lenders, by notice to the Borrower, take any or all of the following actions, at the same or different times:
(a)    terminate the Commitments and thereupon the Commitments shall terminate immediately (provided that, in the case of the Trigger Date Commitments, such Commitments shall not terminate prior to the earliest of, as applicable, (A) the Term A-1 Loan Commitment Expiration Date, (B) the Term A-2 Loan Commitment Expiration Date and (C) the Trigger Date (after consummation of the Transactions); provided further that, for the avoidance of doubt, the availability of Loans in respect of the Trigger Date Commitments shall be subject to the satisfaction of the conditions set forth in Section 4.02);
(b)    declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Secured Obligations of the Borrower accrued hereunder and under any other Loan Document, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and
(c)    exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents and applicable law.
If an Event of Default described in Section 7.01(f) occurs with respect to the Borrower, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other Secured Obligations accrued hereunder and under any other Loan Document, shall automatically become due and payable, in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

(continued)
Page

In addition to any other rights and remedies granted to the Administrative Agent and the Lenders in the Loan Documents, the Administrative Agent on behalf of the Lenders may exercise all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Loan Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived by the Borrower on behalf of itself and its Subsidiaries), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, or consent to the use by any Loan Party of any cash collateral arising in respect of the Collateral on such terms as the Administrative Agent deems reasonable, and/or may forthwith sell, lease, assign give an option or options to purchase or otherwise dispose of and deliver, or acquire by credit bid on behalf of the Secured Parties, the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere, upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery, all without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Loan Party, which right or equity is hereby waived and released by the Borrower on behalf of itself and its Subsidiaries. The Borrower further agrees on behalf of itself and its Subsidiaries, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at the premises of the Borrower, another Loan Party or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Article VII, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any other way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including Section 9-615(a)(3) of the New York Uniform Commercial Code, need the Administrative Agent account for the surplus, if any, to any Loan Party. To the extent permitted by applicable law, the Borrower on behalf of itself and its Subsidiaries waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

SECTION 7.03.    Application of Payments. Notwithstanding anything herein to the contrary, following the occurrence and during the continuance of an Event of Default,

(continued)
Page

and notice hereof to the Administrative Agent by the Borrower or the Required Lenders all payments received on account of the Secured Obligations shall, subject to Section 2.22, be applied by the Administrative Agent as follows:
(i)    first, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts payable to the Administrative Agent (including fees and disbursements and other charges of counsel to the Administrative Agent payable under Section 9.03 and amounts pursuant to Section 2.12(c) payable to the Administrative Agent in its capacity as such);
(ii)    second, to payment of that portion of the Secured Obligations constituting fees, expenses, indemnities and other amounts (other than principal and interest) payable to the Lenders and the other Secured Parties (including fees and disbursements and other charges of counsel to the Lenders payable under Section 9.03) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause (ii) payable to them;
(iii)    third, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest on the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause (iii) payable to them;
(iv)    fourth, (A) to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans and (B) to any other amounts owing with respect to Banking Services Obligations and Swap Obligations, in each case, ratably among the Lenders and any other applicable Secured Parties in proportion to the respective amounts described in this clause (iv) payable to them;
(v)    fifth, to the payment in full of all other Secured Obligations, in each case ratably among the Administrative Agent, the Lenders and the other Secured Parties based upon the respective aggregate amounts of all such Secured Obligations owing to them in accordance with the respective amounts thereof then due and payable; and
(vi)    finally, the balance, if any, after all Secured Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by law.

ARTICLE VIII

The Administrative Agent

SECTION 8.01.    Authorization and Action.

(continued)
Page

(a)    Each Lender hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent and collateral agent under the Loan Documents and each Lender authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than within the United States, each Lender hereby grants to the Administrative Agent any required powers of attorney to execute and enforce any Collateral Document governed by the laws of such jurisdiction on such Lender’s behalf. Without limiting the foregoing, each Lender hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents.
(b)    As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
(c)    In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing:
(i)    the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender or any ~~other party~~Secured Party other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to

(continued)
Page

the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby; ~~and~~
(ii)    where the Administrative Agent is required or deemed to act as a trustee in respect of any Collateral over which a security interest has been created pursuant to a Loan Document expressed to be governed by the laws of any jurisdiction other than the United States of America, or is required or deemed to hold any Collateral “on trust” pursuant to the foregoing, the obligations and liabilities of the Administrative Agent to the Secured Parties in its capacity as trustee shall be excluded to the fullest extent permitted by applicable law; and
(iii)    ~~(ii)~~ nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account.
(d)    The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent.
(e)    None of any Syndication Agent, any Co-Documentation Agent, any Bookrunner or any Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder.
(f)    In case of the pendency of any proceeding with respect to any Loan Party under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Loan Party) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
(i)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims

(continued)
Page

of the Lenders and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.17 and 9.03) allowed in such judicial proceeding; and
(ii)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender and each ~~Affiliate of a Lender party to any Swap Agreement or Banking Services Agreement with the Borrower or any Subsidiary~~Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders or ~~such Affiliates of the Lenders~~the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.
(g)    Without limiting the authority granted to the Administrative Agent in this Article VIII, each Lender and each other Secured Party (by virtue of its acceptance of the benefits of the Loan Documents) hereby (i) agrees that it will be bound by and will take no actions contrary to the provisions of any Intercreditor Agreement entered into pursuant to the terms hereof and (ii) authorizes and instructs the Administrative Agent to enter into (or acknowledge and consent to) or amend, renew, extend, supplement, restate, waive or otherwise modify any Intercreditor Agreement on behalf of such Lender or other Secured Party and agrees that the Administrative Agent may take actions on its behalf as is contemplated by the terms of such Intercreditor Agreement. In the event of any conflict between the terms of any Intercreditor Agreement and this Agreement, the terms of such Intercreditor Agreement shall govern and control. It is hereby understood and agreed that any Intercreditor Agreement entered into in respect of any Receivables Facility may provide for, among other things, (i) the Administrative Agent’s and the Lenders’ forbearance of, and other limitations on, any exercise of remedies in respect of any notes issued by any Receivables Subsidiary to any Receivables Seller in connection with any Receivables Facility, in any case, that have been pledged to secure the Secured Obligations and/or (ii) disclaimers of interests on, and releases of security interests in, any Receivables Assets.
(h)    ~~(g)~~ The provisions of this Article VIII are solely for the benefit of the Administrative Agent, the Lenders, and, except solely to the extent of the Borrower’s rights to consent pursuant to and subject to the conditions set forth in this Article VIII, none of the Borrower or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each ~~Affiliate of a Lender that is party to any Swap Agreements or Banking Services Agreement with the Borrower or any Subsidiary~~Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the provisions of this Article VIII.

(continued)
Page

SECTION 8.02.    Administrative Agent’s Reliance, Indemnification, Etc.
(a)    Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder.
(b)    The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default”) is given to the Administrative Agent by the Borrower or a Lender and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, ~~or~~ (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent or (vi) the creation, perfection or priority of Liens on the Collateral. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any claim, liability, loss, cost or expense suffered by the Borrower, any Subsidiary or any Lender as a result of, any determination of the Credit Exposure, any of the component amounts thereof or any portion thereof attributable to each Lender or any Dollar Amount thereof.
(c)    Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the Borrower), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender sufficiently in advance of the making of such Loan and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be

(continued)
Page

genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).

SECTION 8.03.    Posting of Communications.
(a)    The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”).
(b)    Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders and the Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.
(c)    THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER, ANY SYNDICATION AGENT, ANY CO-DOCUMENTATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM, EXCEPT TO THE EXTENT OF DIRECT OR ACTUAL DAMAGES AS ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION AND BY A FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH APPLICABLE PARTY.
(d)    Each Lender agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery

(continued)
Page

of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address.
(e)    Each of the Lenders and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies.
(f)    Nothing herein shall prejudice the right of the Administrative Agent, any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

SECTION 8.04.    The Administrative Agent Individually. With respect to its Commitment and Loans, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms “Lenders”, “Required Lenders”, “Required Term Lenders” “Required Revolving Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender or as one of the Required Lenders, the Required Term Lenders or the Required Revolving Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, the Borrower, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders.

SECTION 8.05.    Successor Administrative Agent.
(a)    The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders and the Borrower, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Borrower (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent,

(continued)
Page

the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents.
(b)    Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties, and continue to be entitled to the rights set forth in such Collateral Document and Loan Document, and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Collateral Document, including any action required to maintain the perfection of any such security interest) and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article VIII and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (i) above.

SECTION 8.06.    Acknowledgements of Lenders.
(a)    Each Lender represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business and that it has, independently and without reliance upon the Administrative Agent, any Arranger, Syndication Agent, Co-Documentation Agent or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, Syndication Agent, Co-Documentation Agent or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

(continued)
Page

(b)    Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date.

SECTION 8.07.    Collateral Matters.
(a)    Except with respect to the exercise of setoff rights in accordance with Section 9.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. In its capacity, the Administrative Agent is a “representative” of the Secured Parties within the meaning of the term “secured party” as defined in the UCC. In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Administrative Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Secured Parties.
(b)    In furtherance of the foregoing and not in limitation thereof, no Banking Services Agreement or Swap Agreement will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such Banking Services Agreement or Swap Agreement, as applicable, shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph.
(c)    The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.01(a). The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral.
(d)    The Secured Parties hereby irrevocably authorize the Administrative Agent to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral (i) upon the termination of all the Commitments and payment and satisfaction in full in cash of all Secured Obligations (other than Swap Obligations, Banking Services Obligations and Unliquidated Obligations, in each case not then due and payable) (the conditions set forth in this clause (i), collectively, the “Final Release Conditions”), (ii) constituting property being sold or disposed of (including, without limitation, Receivables Assets) if the Borrower certifies to the Administrative Agent that the sale or disposition

(continued)
Page

is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property leased to the Borrower or any Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement, (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII, (v) upon the occurrence of a Collateral Release Date in accordance with terms and conditions of Section 5.10(f). Any such release shall not in any manner discharge, affect, or impair the Secured Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral so long as a Collateral Period is then in effect. In addition, each of the Lenders, on behalf of itself and any of its Affiliates that are Secured Parties, irrevocably authorizes the Administrative Agent, at its option and in its discretion, (i) to subordinate any Lien on any assets granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(e) or (ii) in the event that the Borrower shall have advised the Administrative Agent that, notwithstanding the use by the Borrower of commercially reasonable efforts to obtain the consent of such holder (but without the requirement to pay any sums to obtain such consent) to permit the Administrative Agent to retain its liens (on a subordinated basis as contemplated by clause (i) above), the holder of such other Debt requires, as a condition to the extension of such credit, that the Liens on such assets granted to or held by the Administrative Agent under any Loan Document be released, to release the Administrative Agent’s Liens on such assets.

SECTION 8.08.    Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Secured Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Secured Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Secured Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for

(continued)
Page

the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Secured Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Secured Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of Secured Obligations credit bid by the acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Secured Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Secured Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Secured Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

SECTION 8.09.    ~~SECTION 8.07.~~ Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans or the Commitments,
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional

(continued)
Page

asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and the Arrangers, the Syndication Agents, the Co-Documentation Agents or any of their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, or the Arrangers, the Syndication Agents, the Co-Documentation Agents or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
(c)    The Administrative Agent and each Arranger, Syndication Agent and Co-Documentation Agent hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments, this Agreement and any other Loan Documents, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, commitment fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent fees or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

(continued)
Page

ARTICLE IX

Miscellaneous

SECTION 9.01.    Notices. 12.%2.%3. Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:
(i)    if to the Borrower, to it at 420 National Business Parkway, 5th Floor, Annapolis Junction, Maryland 20701, Attention of General Counsel (Telecopy No. (301) 323-9001; Telephone No. (301) 323-9000);
(ii)    if to the Administrative Agent, to JPMorgan Chase Bank, N.A., 10 South Dearborn Street, 7th Floor, Chicago, Illinois 60603, Attention of Leonida Mischke (Telecopy No. (312) 385-7025), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, Attention of Joon Hur (Telecopy No. (855) 325-5709; Telephone No. (212) 622-0671);
(iii)    if to the Swingline Lender, to it at JPMorgan Chase Bank, N.A., 10 South Dearborn Street, 7th Floor, Chicago, Illinois 60603, Attention of Leonida Mischke (Telecopy No. (312) 385-7055); and
(iv)    if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through Approved Electronic Platforms, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).
(b)    Notices and other communications to the Lenders hereunder may be delivered or furnished by using Approved Electronic Platforms pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(continued)
Page

(c)    Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.
(d)    Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.

SECTION 9.02.    Waivers; Amendments. 13.%2.%3. No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender may have had notice or knowledge of such Default at the time.
(a)    Except as provided in Section 2.20 with respect to an Incremental Amendment, or as provided in Section 2.23 with respect to the extension of any Applicable Maturity Date, or as provided in Section 2.14(c) and (d) or pursuant to any fee letter entered into by the Borrower in connection with this Agreement, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby (except that (x) neither (A) any amendment or modification of the financial covenants in this Agreement (or defined terms used in the financial covenants in this Agreement) or (B) any amendment entered into pursuant to the terms of Section 2.14(c) shall constitute a reduction in the rate of interest or fees for purposes of this clause (ii) even if the effect of such amendment or modification would be to reduce the rate of interest on any Loan or to reduce any fee payable hereunder and (y) only the consent of the Required Lenders shall be necessary to reduce or waive any obligation of the Borrower to pay interest or any other amount at the applicable default rate set forth in Section 2.13(c) or to amend Section 2.13(c)), (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any

(continued)
Page

Commitment, without the written consent of each Lender directly affected thereby (other than (x) any reduction of the amount of, or any extension of the payment date for, the mandatory prepayments required under Section 2.11(b), which shall only require the approval of the Required Revolving Lenders, (y) any reduction of the amount of, or any extension of the payment date for, the mandatory prepayments required under Section 2.11(c), which shall only require the approval of the Required Term Lenders, and (z) with respect to the matters set forth in clauses (ii)(x) and (ii)(y) above), (iv) change Section 2.09(c) or 2.18(b) or (d) in a manner that would alter the ratable reduction of Commitments or the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change the payment waterfall provisions of Section 2.22(b) or 7.03 without the written consent of each Lender, (vi) (x) waive any condition set forth in Section 4.03 in respect of the making of a Revolving Loan without the written consent of the Required Revolving Lenders, (y) waive any condition set forth in Section 4.02 in respect of the making of a Term A-1 Loan without the written consent of the Required Term A-1 Lenders or (z) waive any condition set forth in Section 4.02 in respect of the making of a Term A-2 Loan without the written consent of the Required Term A-2 Lenders (it being understood and agreed that any amendment or waiver of, or any consent with respect to, any provision of this Agreement (other than any waiver expressly relating to Section 4.02 or Section 4.03, as applicable) or any other Loan Document, including any amendment of any affirmative or negative covenant set forth herein or in any other Loan Document or any waiver of a Default or an Event of Default, shall not be deemed to be a waiver of a condition set forth in Section 4.02 or Section 4.03, as applicable, for purposes of this Section 9.02), (vii) change any of the provisions of this Section or the definition of “Required Lenders”, “Required Revolving Lenders”, “Required Term Lenders”, “Required Term A-1 Lenders”, “Required Term A-2 Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender (or each Lender of such Class, as applicable) (it being understood that, solely with the consent of the parties prescribed by Section 2.20 to be parties to an Incremental Amendment, Incremental Term Loans may be included in the determination of Required Lenders on substantially the same basis as the Commitments and the Loans are included on the Effective Date), or (viii) (x) release the Borrower from its obligations under Article X or (y) release all or substantially all of the Guarantors from their obligations under the Guaranty, in each case, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Swingline Lender hereunder without the prior written consent of the Administrative Agent or the Swingline Lender, as the case may be (it being understood that any change to Section 2.22 shall require the consent of the Administrative Agent and the Swingline Lender). Notwithstanding the foregoing, no consent with respect to any amendment, waiver or other modification of this Agreement shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (i), (ii) or (iii) of the first proviso of this paragraph and then only in the event such Defaulting Lender shall be directly affected by such amendment, waiver or other modification.
(b)    Notwithstanding the foregoing, this Agreement and any other Loan Document may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (x) to add one or more credit facilities (in addition to the Incremental Term Loans pursuant to an Incremental Term Loan Amendment) to this Agreement and to permit extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Revolving Loans, the initial Term Loans, Incremental Term Loans and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and Lenders (it being understood and agreed that any such amendment (i) in connection with new Commitments or increases to the Commitments and/or Incremental Term Loans in accordance with Section 2.20 or (ii) in

(continued)
Page

connection with any extension in accordance with Section 2.23 shall, in any such case, require solely the consent of the parties prescribed by such Section and shall not require the consent of the Required Lenders).
(c)    [Intentionally Omitted].
(d)    If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender directly affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but not obtained being referred to herein as a “Non-Consenting Lender”), then the Borrower may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrower and the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, (ii) the Borrower shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender and (iii) such Non-Consenting Lender shall have received the outstanding principal amount of its Loans. Each party hereto agrees that (a) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (b) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto.
(e)    Notwithstanding anything to the contrary herein, if the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement.

SECTION 9.03.    Expenses; Indemnity; Damage Waiver.
(a)    The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (which shall be limited, in the case of legal fees and expenses, to the reasonable and documented fees, charges and disbursements and other charges of one firm of counsel and, if necessary, one firm of local counsel in each appropriate jurisdiction, in each case, for the Administrative Agent and its Affiliates), in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided

(continued)
Page

for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent or any Lender (which shall be limited, in the case of legal fees and expenses, to the reasonable and documented fees, disbursements and other charges of one firm of counsel for the Administrative Agent (and, to the extent reasonably required by the Administrative Agent, one firm of local counsel for the Administrative Agent in each applicable jurisdiction) and one counsel for all of the other Lenders (and, to the extent reasonably required by the Lenders, up to one firm of local counsel for all of the other Lenders in each applicable jurisdiction), unless a Lender or its counsel reasonably determines that it would create actual or potential conflicts of interests to not have individual counsel, in which case similarly affected Lenders may have one additional firm of counsel) in connection with the enforcement or protection of its rights in connection with this Agreement and any other Loan Document, including its rights under this Section, or in connection with the Loans made, including all such out-of-pocket expenses (subject to the foregoing limitations with respect to legal fees and expenses) incurred during any workout, restructuring or negotiations in respect of such Loans.
(b)    The Borrower shall indemnify the Administrative Agent, each Arranger, the Syndication Agent, each Co-Documentation Agent, and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses incurred in connection with investigating or defending any of the foregoing (limited, in the case of legal expenses, to the reasonable and documented out-of-pocket fees, charges and disbursements of one firm of counsel as primary counsel and, to the extent reasonably required, a single firm of local counsel in each applicable jurisdiction for the Indemnitees, taken as a whole, and, in the event of an actual or reasonably perceived conflict of interest (as determined by the applicable Indemnitee), one additional firm of counsel to each group of similarly affected Indemnitees) incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation, arbitration or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation, arbitration or proceeding is brought by the Borrower or any other Loan Party or its or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (i) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (x) the willful misconduct, bad faith or gross negligence of such Indemnitee or (y) a material breach of such Indemnitee’s express obligations under the applicable Loan Documents or (ii) have resulted from any dispute solely among Indemnitees (not arising as a result of any act or omission by any Loan Party or any Subsidiaries or Affiliates), other than any dispute involving claims against any Credit Party in its capacity as, or in fulfilling its role as, the Administrative Agent, the Swingline Lender, a lead arranger, bookrunner, agent or any similar role under or in connection with this Agreement. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim.
(c)    To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender

(continued)
Page

severally agrees to pay to the Administrative Agent, and each Revolving Lender severally agrees to pay to Swingline Lender such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount (it being understood that the Borrower’s failure to pay any such amount shall not relieve the Borrower of any default in the payment thereof); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Swingline Lender in its capacity as such.
(d)    To the extent permitted by applicable law, and subject to the last sentence of this Section 9.03(d), no party hereto shall assert, and each party hereto hereby waives, any claim against any other party hereto for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), other than damages that are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such party. To the extent permitted by applicable law, no Indemnitee shall assert against any Loan Party and no Loan Party shall assert against any Indemnitee, and each Indemnitee and Loan Party hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of proceeds thereof. Notwithstanding the foregoing, nothing contained in this Section 9.03(d) shall limit the Borrower’s indemnity obligations to the extent set forth in Section 9.03(b).
(e)    All amounts due under this Section shall be payable not later than thirty (30) days after written demand therefor.

SECTION 9.04.    Successors and Assigns. 14.%2.%3. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(a)    15.%2.%3. Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of:
(A)    the Borrower (provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice

(continued)
Page

thereof); provided, further, that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee;
(B)    the Administrative Agent; and
(C)    the Swingline Lender; provided that no consent of the Swingline Lender shall be required for an assignment of all or any portion of a Term Loan.
(ii)    Assignments shall be subject to the following additional conditions:
(A)    except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (in the case of Revolving Commitments and Revolving Loans) or $1,000,000 (in the case of a Term Loan) unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;
(B)    each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;
(C)    the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500; and
(D)    the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Affiliates and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including federal and state securities laws.

(continued)
Page

For the purposes of this Section 9.04(b), the terms “Approved Fund” and “Ineligible Institution” have the following meanings:
“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Ineligible Institution” means (a) a natural person, (b) a Defaulting Lender or its Lender Parent, (c) the Borrower, any of its Subsidiaries or any of its Affiliates, or (d) a company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof.
(iii)    Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.
(iv)    The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(v)    Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register;

(continued)
Page

provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.05(c), 2.06(d) or (e), 2.07(b), 2.18(e) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.
(b)    Any Lender may, without the consent of, or notice to, the Borrower, the Administrative Agent or the Swingline Lender, sell participations to one or more banks or other entities (a “Participant”), other than an Ineligible Institution, in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged; (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(f) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.15 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.19(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18(d) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Treasury Regulations Section 5f.103-1(c) and Proposed Treasury Regulations Section 1.163-5(b) (or any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(continued)
Page

(c)    Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 9.05.    Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

SECTION 9.06.    Counterparts; Integration; Effectiveness; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without

(continued)
Page

limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Borrower, electronic images of this Agreement or any other Loan Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original and (ii) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.

SECTION 9.07.    Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08.    Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other obligations at any time owing, by such Lender or any such Affiliate, to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or its respective Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.22 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its respective Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

SECTION 9.09.    Governing Law; Jurisdiction; Consent to Service of Process.
(a)    THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
(b)    Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Loan Document, any claims brought against the Administrative Agent by any Lender relating to this Agreement, any other

(continued)
Page

Loan Document or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York.
(c)    Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.
(d)    Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (c) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(e)    Each of the parties hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(continued)
Page

SECTION 9.11.    Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12.    Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (1) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (2) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) on a confidential basis to (1) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided for herein or (2) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of identification numbers with respect to the credit facilities provided for herein, (h) with the consent of the Borrower or (i) to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section or (2) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN THE IMMEDIATELY PRECEDING PARAGRAPH FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

(continued)
Page

ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER, THE OTHER LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.

SECTION 9.13.    USA PATRIOT Act. Each Lender that is subject to the requirements of the Patriot Act hereby notifies each Loan Party that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the Patriot Act.

SECTION 9.14.    Release of Subsidiary Guarantors and Collateral.
(a)    A Subsidiary Guarantor shall automatically be released from its obligations under the Loan Documents (i) pursuant to the terms of Section 10.08, and (ii) upon the consummation of any transaction permitted by this Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary; provided that, in the case of clause (ii) above, if so required by this Agreement, the Required Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise. Upon any sale or other disposition (other than any lease or license) by any Loan Party (other than to the Borrower or any Subsidiary) of any Collateral in a transaction permitted under this Agreement, or upon the effectiveness of any written consent to the release of the security interest created under any Collateral Document in any Collateral pursuant to Section 8.07(d) or Section 9.02, the security interests in such Collateral created by the Collateral Documents shall be automatically released. In connection with any termination or release pursuant to this Section (including pursuant to clause (b) below), the Administrative Agent shall (and is hereby irrevocably authorized by each Lender to) execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent except as may otherwise be expressly agreed in writing by the Administrative Agent and such Loan Party.
(b)    Further, the Administrative Agent may (and is hereby irrevocably authorized by each Lender to), upon the request of the Borrower, release any Subsidiary Guarantor from its obligations under the Guaranty if (i) such Subsidiary Guarantor is no longer a Subsidiary or becomes an Excluded Subsidiary or is otherwise not required pursuant to the terms of this Agreement to provide the Guaranty or (ii) such release is approved, authorized or ratified by the requisite Lenders pursuant to Section 9.02.

(continued)
Page

SECTION 9.15.    ~~[Intentionally Omitted.]~~Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession or control. Should any Lender (other than the Administrative Agent) obtain possession or control of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.

SECTION 9.16.    Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.17.    No Fiduciary Duty, etc.
(a)    The Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to the Borrower with respect to the Loan Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, the Borrower or any other person. The Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, the Borrower acknowledges and agrees that no Credit Party is advising the Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrower shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated herein or in the other Loan Documents, and the Credit Parties shall have no responsibility or liability to the Borrower with respect thereto.
(b)    The Borrower further acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party, together with its Affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of,

(continued)
Page

the Borrower, its Subsidiaries and other companies with which the Borrower or any of its Subsidiaries may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.
(c)    In addition, the Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party and its Affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrower or any of its Subsidiaries may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from the Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrower in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. The Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to the Borrower or any of its Subsidiaries, confidential information obtained from other companies.

SECTION 9.18.    Acknowledgement and Consent to Bail-In of ~~EEA~~Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any ~~EEA~~Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of ~~an EEA~~the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by ~~an EEA~~the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an ~~EEA~~Affected Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such ~~EEA~~Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of ~~any EEA~~the applicable Resolution Authority.

SECTION 9.19.    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the

(continued)
Page

resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

ARTICLE X

Guaranty

SECTION 10.01.    Guaranty, Limitation of Liability.
(a)    Each Guarantor, jointly and severally, hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or by acceleration, demand or otherwise, of all Secured Obligations now or hereafter existing (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Secured Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Secured Obligations being the “Guaranteed Obligations”). Each Guarantor agrees to pay any and all expenses (including, without limitation, reasonable, documented and out-of-pocket fees and expenses of counsel) incurred by the Administrative Agent or any Lender Party in enforcing any rights against such Guarantor under this Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations, in each case that would be owed by the Borrower and the other Loan Parties, respectively, to any Lender Party but for the fact that

(continued)
Page

they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower or other Loan Party.
(b)    Each Guarantor and each Lender Party hereby confirms that it is the intention of all such Persons that the ~~Guaranteed~~Secured Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of any Debtor Relief Laws, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to the Guaranty and the ~~Guaranteed~~Secured Obligations of such Guarantor hereunder. To effectuate the foregoing intention, each Lender Party and each Guarantor hereby irrevocably agree that the ~~Guaranteed~~Secured Obligations of each Guarantor with respect to the Guaranty at any time shall be limited to the maximum amount as will result in the ~~Guaranteed~~Secured Obligations of such Guarantor under the Guaranty not constituting a fraudulent transfer or conveyance.
(c)    Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Lender Party with respect to the Guaranty, such Guarantor will contribute, to the maximum extent permitted by applicable Law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Lender Parties under or in respect of the Loan Documents.
(d)    The Guaranty contained herein is a guarantee of payment and not of collection.

SECTION 10.02.    Guaranty Absolute.
To the fullest extent permitted pursuant to applicable Law, each Guarantor guarantees that the Guaranteed Obligations guaranteed by it will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party with respect thereto. The Secured Obligations of each Guarantor under or in respect of the Guaranty are independent of the Guaranteed Obligations or any other Secured Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce the Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions. The liability of each Guarantor under the Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:
(a)    any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;
(b)    any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Secured Obligations of any other Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any

(continued)
Page

Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;
(c)    any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;
(d)    any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;
(e)    the failure of any other Person to execute or deliver any Guaranty Supplement or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or
(f)    to the fullest extent permitted by applicable Law, any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Lender Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.
The Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Lender Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

SECTION 10.03.    Waivers and Acknowledgments.
(a)    Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and the Guaranty and any requirement that the Administrative Agent or any Lender exhaust any right or take any action against any Loan Party or any other Person.
(b)    Each Guarantor hereby unconditionally and irrevocably waives any right to revoke its Secured Obligations with respect to the Guaranty and acknowledges that such Secured Obligations are continuing in nature and apply to all Guaranteed Obligations, whether existing now or in the future.
(c)    Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agent or any Lender that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person and (ii) any defense based on any right of set-off or counterclaim against or in respect of the ~~Guaranteed~~Secured Obligations of such Guarantor hereunder.
(d)    Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of the Administrative Agent or any Lender to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any

(continued)
Page

other Loan Party or any of its Subsidiaries now or hereafter known by the Administrative Agent or any Lender.
(e)    Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 10.02 and this Section 10.03 are knowingly made in contemplation of such benefits.

SECTION 10.04.    Subrogation.
Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s ~~Guaranteed~~Secured Obligations under or in respect of the Guaranty or any Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any of the Administrative Agent or the Lender against the Borrower, any other Loan Party or any other insider guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under the Guaranty shall have been paid in full in cash and the Commitments shall have expired or been terminated; provided that each Guarantor may make any necessary filings solely to preserve its claims against the Borrower, other Loan Party or other insider guarantor. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under the Guaranty and (b) the date on which the Commitments shall have been terminated in whole, such amount shall be received and held in trust for the benefit of the Administrative Agent and the Lenders, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under the Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents. If (i) any Guarantor shall make payment to any of the Administrative Agent or the Lender of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under the Guaranty shall have been paid in full in cash and (iii) the Commitments shall have been terminated in whole, the Administrative Agent and the Lenders will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest

(continued)
Page

in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

SECTION 10.05.    Guaranty Supplements.
(a)    The Borrower may at any time have additional Subsidiaries joined as Guarantors by execution and delivery of a Guaranty Supplement, together with such customary certificates, evidences of authority and opinions of counsel as the Administrative Agent may reasonably request in connection therewith.
(b)    Upon the execution and delivery by any Person of a Guaranty Supplement, (a) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Agreement or any other Loan Document to a “Guarantor,” shall also mean and be a reference to such Additional Guarantor and (b) each reference herein to “the Guaranty,” “hereunder,” “hereof” or words of like import referring to the Guaranty under this Article X, and each reference in any Loan Document to the “Guaranty,” “thereunder,” “thereof” or words of like import referring to the Guaranty, shall mean and be a reference to the Guaranty as supplemented by such Guaranty Supplement.

SECTION 10.06.    Subordination.
Each Guarantor hereby subordinates any and all debts, liabilities and other obligations owed to such Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 10.06:
(a)    Prohibited Payments, Etc. Except during the continuance of a Default (including the commencement and continuation of any proceeding under any Debtor Relief Laws relating to any other Loan Party), each Guarantor may receive regularly scheduled payments from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Debtor Relief Laws relating to any other Loan Party), however, unless the Required Lenders otherwise agree, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.
(b)    Prior Payment of Guaranteed Obligations. Each Guarantor agrees that in any proceeding under any Debtor Relief Laws relating to any other Loan Party, the Administrative Agent and the Lenders shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Debtor Relief Laws, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.
(c)    Turn-Over. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Debtor Relief Laws relating to any other Loan Party), each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Lenders and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post Petition

(continued)
Page

Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.
(d)    Administrative Agent Authorization. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Debtor Relief Laws relating to any other Loan Party), the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).

SECTION 10.07.    Continuing Guaranty; Assignments.
Subject to Section 10.08 below, the Guaranty under this Article X is a continuing guaranty and shall remain in full force and effect until satisfaction of the Final Release Conditions.

SECTION 10.08.    Guaranty Fallaway Provision.
Notwithstanding anything to the contrary set forth herein, upon evidence being provided by the Borrower to the Administrative Agent confirming that the Borrower has obtained a “corporate family” or “company” rating of at least BBB- from S&P or at least Baa3 from Moody’s, the Guarantee of the Subsidiary Guarantors contained in this Article X shall be automatically released and each reference to the Guarantee of the Subsidiary Guarantors contained in this Article X shall, so long as no Default is in existence and continuing at such time, be deemed to be of no further force and effect; provided that, if the Borrower shall at any time after the initial achievement of such investment grade rating fail to maintain such rating from at least one of S&P or Moody’s, each Wholly-Owned US Subsidiary (other than any Excluded Subsidiary) shall be required to deliver a Guaranty Supplement at such time, on substantially the same terms as the Guaranty or Guaranty Supplement previously delivered by such Subsidiary and together with any certificates, corporate authorizations, legal opinions and other documentation reasonably required by the Administrative Agent. It is hereby understood and agreed that this Section 10.08 shall not, in any event, effect the release of the Guarantee of the Borrower contained in this Article X, which shall remain in effect during the entire term of this Agreement.

SECTION 10.09.    Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guarantee in respect of a Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.09 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.09 or otherwise under the Guaranty under this Article X voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). Except as otherwise provided herein, the obligations of each Qualified ECP Guarantor under this Section 10.09 shall remain in full force and effect until the termination of all Swap Obligations. Each Qualified ECP Guarantor intends that this Section 10.09 constitute, and this Section 10.08 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
[Reminder of page intentionally left blank]

1

[SIGNATURE PAGES INTENTIONALLY OMITTED]

EXHIBIT A
ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]]

3.	Borrower(s):	Colfax Corporation

4.	Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement:	The Credit Agreement dated as of December 17, 2018 among Colfax Corporation, the Lenders parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents parties thereto

6.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans
	$	$	%
	$	$	%
	$	$	%

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the other Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal and state securities laws.
The terms set forth in this Assignment and Assumption are hereby agreed to:
ASSIGNOR

[NAME OF ASSIGNOR]

By:
    Title:

2

ASSIGNEE

[NAME OF ASSIGNEE]

By:
    Title:
Consented to and Accepted:

JPMORGAN CHASE BANK, N.A., as
Administrative Agent [and Swingline Lender]

By:
    Title:

[Consented to:]

COLFAX CORPORATION

By:
    Title:

3

ANNEX I
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1. Representations and Warranties.
1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or any collateral thereunder, (iv) any requirements under applicable law for the Assignee to become a lender under the Credit Agreement or to charge interest at the rate set forth therein from time to time or (v) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any Arranger, the Assignor or any other Lender or any of their respective Related Parties, and (v)  attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Arranger, Syndication Agent, Co-Documentation Agent, the Assignor or any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee and the Assignor by Electronic Signature or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Approved Electronic Platform shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

2

EXHIBIT B
LIST OF CLOSING DOCUMENTS
COLFAX CORPORATION
CREDIT FACILITIES
December 17, 2018
A.    LOAN DOCUMENTS
1.Credit Agreement (the “Credit Agreement”) by and among Colfax Corporation, a Delaware corporation (the “Borrower”), the other Loan Parties from time to time parties thereto, the institutions from time to time parties thereto as Lenders (the “Lenders”) and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for itself and the other Lenders (the “Administrative Agent”), evidencing a revolving credit facility in an aggregate principal amount of $1,300,000,000, a term A-1 term loan facility in an aggregate principal amount of $1,225,000,000 and a term A-2 term loan in an aggregate principal amount of $500,000,000.

SCHEDULES

Schedule 2.01	--	Commitments
Schedule 5.10	--	Specified Sale Process

EXHIBITS

Exhibit A	--	Form of Assignment and Assumption
Exhibit B	--	List of Closing Documents
Exhibit C	--	Form of Solvency Certificate
Exhibit D-1	--	Form of U.S. Tax Certificate (Foreign Lenders That Are Not Partnerships)
Exhibit D-2	--	Form of U.S. Tax Certificate (Foreign Participants That Are Not Partnerships)
Exhibit D-3	--	Form of U.S. Tax Certificate (Foreign Participants That Are Partnerships)
Exhibit D-4	--	Form of U.S. Tax Certificate (Foreign Lenders That Are Partnerships)
Exhibit E-1	--	Form of Borrowing Request
Exhibit E-2	--	Form of Interest Election Request
Exhibit F	--	Form of Guaranty Supplement
Exhibit G	--	Form of Compliance Certificate

2.Notes executed by the Borrower in favor of each of the Lenders, if any, which has requested a note pursuant to Section 2.10(g) of the Credit Agreement.

B.    CORPORATE DOCUMENTS
3.Certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (i) that there have been no changes in the Certificate of Incorporation or other charter document of such Loan Party, as attached thereto and as certified as of a recent date by the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, since the date of the certification thereof by such governmental entity, (ii) the By-Laws or other applicable organizational document, as attached thereto, of such Loan Party as in effect on the date of such certification, (iii) resolutions of the Board of Directors or other governing body of such Loan Party authorizing the execution, delivery and performance of each Loan Document to which it is a party, and (iv) the names and true signatures of the incumbent officers of each Loan Party authorized to sign the Loan Documents to which it is a party, and (in the case of the Borrower) authorized to request a Borrowing under the Credit Agreement.

4.Good Standing Certificate (or analogous documentation if applicable) for each Loan Party from the Secretary of State (or analogous governmental

2

entity) of the jurisdiction of its organization, to the extent generally available in such jurisdiction.

C.    OPINIONS
5.Opinion of Allen & Overy LLP, counsel for the Loan Parties.

6.Opinion of in-house counsel to the Borrower.

D.    CLOSING CERTIFICATE
7.A Certificate signed by the President, a Vice President or a Financial Officer of the Borrower certifying the following: (i)  that all of the representations and warranties of the Borrower in the Credit Agreement are true and correct in all material respects (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects on such date) and (ii) that no Default or Event of Default has occurred and is then continuing.

3

EXHIBIT C
FORM OF SOLVENCY CERTIFICATE

[__________], 20[__]
This Solvency Certificate is being executed and delivered pursuant to Section 4.02(e) of the Credit Agreement (the “Credit Agreement”), dated as of December 17, 2018, among Colfax Corporation (the “Borrower”), the other Loan Parties from time to time party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as the administrative agent; the terms defined therein being used herein as therein defined.
I, [__________], the chief financial officer of the Borrower, solely in such capacity and not in an individual capacity, hereby certify that I am the chief financial officer of the Borrower and that I am generally familiar with the businesses and assets of the Borrower and its Subsidiaries (taken as a whole), I have made such other investigations and inquiries as I have deemed appropriate and I am duly authorized to execute this Solvency Certificate on behalf of the Borrower pursuant to the Credit Agreement.
I further certify, solely in my capacity as chief financial officer of the Borrower, and not in my individual capacity, as of the date hereof and after giving effect to the Transactions and the incurrence of the indebtedness and obligations being incurred in connection with the Credit Agreement and the Transactions on the date hereof, that, with respect to the Borrower and its Subsidiaries on a consolidated basis, (a) the sum of the liabilities of the Borrower and its Subsidiaries, taken as a whole, does not exceed the present fair saleable value of the assets of the Borrower and its Subsidiaries, taken as a whole; (b) the capital of the Borrower and its Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of the Borrower and its Subsidiaries, taken as a whole, contemplated on the date hereof and (c) the Borrower and its Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts including current obligations beyond their ability to pay such debt as they mature in the ordinary course of business. For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, I have executed this Solvency Certificate on the date first written above.

By:__________________________________
Name:
Title: Chief Financial Officer

EXHIBIT D-1
[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of December 17, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Colfax Corporation (the “Borrower”), the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:______________________________________
Name:
Title:

Date: __________, 20[__]

EXHIBIT D-2
[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of December 17, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Colfax Corporation (the “Borrower”), the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:______________________________________
Name:
Title:
Date: ________ __, 20[__]

EXHIBIT D-3
[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of December 17, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Colfax Corporation (the “Borrower”), the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:______________________________________
Name:
Title:

Date: ________ __, 20[__]

EXHIBIT D-4
[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of December 17, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Colfax Corporation (the “Borrower”), the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any promissory note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:______________________________________
Name:
Title:

Date: ________ __, 20[__]

(continued)
Page

2

EXHIBIT E-1
FORM OF BORROWING REQUEST
JPMorgan Chase Bank, N.A.,
as Administrative Agent
for the Lenders referred to below

[10 South Dearborn
Chicago, Illinois 60603
Attention: [__________]
Facsimile: [__________]]

With a copy to:

[__________]
[__________]
Attention: [__________]
Facsimile: [__________]
Re: Colfax Corporation
[Date]
Ladies and Gentlemen:
Reference is hereby made to the Credit Agreement dated as of December 17, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Colfax Corporation (the “Borrower”), the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to such Borrowing requested hereby:

1.	The requested Borrowing is in respect of [the Revolving Commitment][the Term A-1 Loan Commitment][the Term A-2 Loan Commitment].

2.	Aggregate principal amount of Borrowing: __________

3.	Date of Borrowing (which shall be a Business Day): __________

4.	Type of Borrowing (ABR or Eurocurrency): __________

5.	Interest Period and the last day thereof (if a Eurocurrency Borrowing): __________

6.	Agreed Currency: __________

7.	Location and number of the Borrower’s account or any other account agreed upon by the Administrative Agent and the Borrower to which proceeds of Borrowing are to be disbursed: __________
[Signature Page Follows]

The undersigned hereby represents and warrants that the conditions to lending specified in Section[s] [4.02 and] [4.03] of the Credit Agreement are satisfied as of the date hereof.

Very truly yours,
COLFAX CORPORATION,
as the Borrower

By:______________________________
Name:
Title:

EXHIBIT E-2
FORM OF INTEREST ELECTION REQUEST
JPMorgan Chase Bank, N.A.,
as Administrative Agent
for the Lenders referred to below

[10 South Dearborn
Chicago, Illinois 60603
Attention: [_______]
Facsimile: ([__]) [__]-[_____]]
Re: Colfax Corporation
[Date]
Ladies and Gentlemen:
Reference is hereby made to the Credit Agreement dated as of December 17, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Colfax Corporation (the “Borrower”), the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.08 of the Credit Agreement that it requests to [convert][continue] an existing Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to such [conversion][continuation] requested hereby:

1.	List date, Type, Class, principal amount, Agreed Currency and Interest Period (if applicable) of existing Borrowing: __________

2.	Aggregate principal amount of resulting Borrowing: __________

3.	Effective date of interest election (which shall be a Business Day): __________

4.	Type of Borrowing (ABR or Eurocurrency): __________

5.	Interest Period and the last day thereof (if a Eurocurrency Borrowing): __________

6.	Agreed Currency: __________
[Signature Page Follows]

Very truly yours,
COLFAX CORPORATION,
as Borrower

By:______________________________
Name:
Title:

EXHIBIT F
FORM OF GUARANTY SUPPLEMENT

THIS GUARANTY SUPPLEMENT (this “Agreement”), dated as of __________, ____, 20__, is entered into between ________________________________, a _________________ (the “New Subsidiary”) and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) under that certain Credit Agreement dated as of December 17, 2018 (as amended, restated, supplemented and/or otherwise modified from time to time the “Credit Agreement”) among Colfax Corporation, a corporation organized under the laws of Delaware (the “Borrower”), the lenders from time to time party thereto, the Administrative Agent, Citizens Bank, N.A., as Syndication Agent, and the other parties thereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

The New Subsidiary and the Administrative Agent, for the benefit of the Lenders, hereby agree as follows:

1.    The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a “Subsidiary Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Subsidiary Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, and (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary, subject to the limitations set forth in Sections 10.01 and 10.09 of the Credit Agreement, hereby guarantees, jointly and severally with the other Subsidiary Guarantors, to the Administrative Agent and the Lenders, as provided in Article X of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the New Subsidiary will, jointly and severally together with the other Subsidiary Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

2.    If required, the New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Administrative Agent in accordance with the Credit Agreement.

~~2~~3.    The address of the New Subsidiary for purposes of Section 9.01 of the Credit Agreement is as follows:

4.    The New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiary upon the execution of this Agreement by the New Subsidiary.

5.    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

6.    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

[NEW SUBSIDIARY]

By:
Name:
Title:

Acknowledged and accepted:

JPMORGAN CHASE BANK, N.A., as Administrative
Agent

By:
Name:
Title:

2

3

EXHIBIT G
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date:______,

To: JPMorgan Chase Bank, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of December 17, 2018 (as amended, restated, supplemented and/or otherwise modified from time to time (the “Agreement”); the terms defined therein being used herein as therein defined), among Colfax Corporation, a corporation organized under the laws of Delaware (the “Borrower”), the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Citizens Bank, N.A., as Syndication Agent, and the other parties thereto.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the
_________________ of Borrower, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of Borrower, and that:

[Use the following paragraph 1 for fiscal year-end financial statements]

1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 5.12(b) of the Agreement for the Fiscal Year of the Borrower ended as of the above date, together with the report and opinion of an independent public accountant of recognized standing required by such section.

[Use the following paragraph 1 for fiscal quarter-end financial statements]

1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 5.12(c) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements have been prepared in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3. A review of the activities of the Borrower and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period each Loan Party performed and observed all its Obligations under the Loan Documents, and

Form of Compliance Certificate

[select one:]
[to the best knowledge of the undersigned during such fiscal period, each Loan Party performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
--or--
[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
5. The financial covenant compliance analyses and information set forth on Schedule 2 attached hereto (and any attachments thereto) are true and accurate on and as of the date of this Compliance Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of     ,     .

COLFAX CORPORATION

By:_	Name:
Title:

Form of Compliance Certificate

For the Fiscal Quarter/Year ended (“Statement Date”)

SCHEDULE 2
to the Compliance Certificate ($ in 000’s)

I. Section ~~5.13~~5.10(~~a~~c) – ~~Total~~Gross Leverage Ratio
A. EBITDA~~[1]~~ (as defined in the Agreement) of Borrower and its Subsidiaries for most recently completed Measurement Period (the “Subject Period”):	$
B. Consolidated ~~Total~~Gross Debt~~[2]~~ (as defined in the Agreement) on the last day of the Subject Period	$
C. ~~Total~~Gross Leverage Ratio (Line I.B/Line I.A):	:1.00
Maximum Gross Leverage Ratio permitted on the last day of the Subject Period without triggering a Collateral Spring Date:	5.00:1.00

II. Section 5.13(a) – Total Leverage Ratio
A. EBITDA (as defined in the Agreement) of Borrower and its Subsidiaries for the Subject Period (see Line I.A. above):	$
B. Consolidated Total Debt (as defined in the Agreement) on the last day of the Subject Period	$
C. Total Leverage Ratio (Line II.B/Line II.A):	:1.00
Maximum Total Leverage Ratio permitted on the last day of the Subject Period:	[ ]
II. Section 5.13(b) – Interest Coverage Ratio
A. EBITDA (as defined in the Agreement) of Borrower and its Subsidiaries for the Subject Period (see Line I.A. above):	$
B. Consolidated Interest Charges~~[3]~~ (as defined in the Agreement) for the Subject Period	$
C. Interest Coverage Ratio (Line II.A./II.B.)	:1.00
Minimum Interest Coverage Ratio permitted on the last day of the Subject Period:	~~3.00~~ :1.00

Form of Compliance Certificate